T. Rowe Price Goldman Sachs All Equity Access Fund N-2A

Exhibit 99.(h)(3)

FUND ACCOUNTING AGREEMENT

THIS FUND ACCOUNTING AGREEMENT (this “Agreement”) is effective as of August 1, 2015 (the “Effective Date”), by and between each investment company listed on Exhibit A attached hereto (each, a “Company”), on behalf of itself or, where noted on Exhibit A, on behalf of its Series (as defined below), severally and not jointly (each Company and/or Series a “Fund”, and collectively the “Funds”), T. Rowe Price Associates, Inc., solely with respect to Section 3(c) (“TRP”), and The Bank of New York Mellon, a New York banking organization (“BNY Mellon”).

W I T N E S S E T H :

WHEREAS, each Company is an investment company registered under the Investment Company Act of 1940, as amended; and

WHEREAS, each Company, where noted in Exhibit A, desires to retain BNY Mellon to provide for the portfolios identified on Exhibit A hereto (each, a “Series”) the services described in this Agreement, in Schedule I and in any Service Level Descriptions (“SLDs”) attached hereto, and BNY Mellon is willing to provide such services, all as more fully set forth below;

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties, intending to be legally bound, hereby agree as follows:

1.	Definitions.

Whenever used in this Agreement, unless the context otherwise requires, the following words shall have the meanings set forth below. All other defined terms have the meanings ascribed to them in other provisions of this Agreement.

“1933 Act” means the Securities Act of 1933, as amended from time to time (together with its corresponding rules, regulations and any applicable guidance and/or interpretations of the SEC (as defined below) or its staff promulgated thereunder).

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time (together with its corresponding rules, regulations and any applicable guidance and/or interpretations of the SEC (as defined below) or its staff promulgated thereunder).

“1940 Act” means the Investment Company Act of 1940, as amended from time to time (together with its corresponding rules, regulations and any applicable guidance and/or interpretations of the SEC (as defined below) or its staff promulgated thereunder).

“Authorized Person” means each employee of the Investment Adviser, whether or not an officer or an employee of a Fund, who is duly authorized by the Board to execute this Agreement and to give Instructions on behalf of such Fund as set forth in Exhibit B hereto, as may be updated from time to time, at the direction of the Fund or the Investment Adviser and each Authorized Person’s scope of authority may be limited by setting forth such limitation in a written document signed by BNY Mellon and the applicable Fund. From time to time each Fund may deliver a new Exhibit B to add or delete any person and BNY Mellon shall be entitled to rely on the last Exhibit B actually received by BNY Mellon.

“BNY Mellon Affiliate” means any office, branch or subsidiary of The Bank of New York Mellon Corporation.

“Board” means a Fund’s board of directors or board of trustees.

“Contract Year” means each period of twelve (12) consecutive months during the Initial Term of this Agreement, with the first Contract Year commencing on the Effective Date, and with each subsequent Contract Year commencing on the anniversary of the Effective Date.

“Documents” means such documents, including but not limited to, Board resolutions, including resolutions of the Fund’s Board authorizing the execution, delivery and performance of this Agreement by the Fund, as BNY Mellon may reasonably request from time to time, in connection with its provision of services under this Agreement.

“Fund Affiliate” shall include any person or entity that would be defined as an affiliated person under the 1940 Act.

“Instructions” means Oral Instructions or written communications actually received by BNY Mellon by S.W.I.F.T., tested telex, letter, facsimile transmission, electronic transmission (“email”) or other method or system specified in Schedule I or the SLDs attached hereto or otherwise mutually agreed to in writing by BNY Mellon and the Fund as available for use in connection with the services hereunder, from an Authorized Person or person believed in good faith and without involving BNY Mellon Misconduct (as defined herein) to be an Authorized Person. If BNY Mellon receives written Instructions that appear to have been transmitted by an Authorized Person (e.g., they appear to have been sent from the Authorized Person’s work email/domain name) via (i) email or other electronic method that is not secure, or (ii) secure electronic transmission containing applicable authorization codes, passwords or authentication keys, the Fund understands and agrees that BNY Mellon shall be entitled to presume that such written Instructions have been sent by such Authorized Person. The Fund agrees that if Oral Instructions are received by BNY Mellon and contrary written Instructions are subsequently received by BNY Mellon, BNY Mellon shall promptly notify an Authorized Person to resolve the discrepancy between the written Instructions and the Oral Instructions; provided, however, if BNY Mellon takes any actions or commences any transactions based on the Oral Instructions prior to the receipt of contrary written Instructions, such receipt of contrary written Instructions shall in no way affect the validity or enforceability of transactions authorized by such Oral Instructions and effected by BNY Mellon in accordance with such Oral Instructions.

“Investment Adviser” means the entity identified by a Fund to BNY Mellon as the entity that has been retained by the Fund to provide investment advisory service to the Fund on a discretionary basis.

“Middle Office Services Agreement” means the agreement between BNY Mellon and TRP covering middle offices services and obligations during the transition period and end-state operations, as may be amended from time-to-time.

“NAV Error” means an error in the computation of the net asset value for a Fund or class as more fully described in the NAV Error Policy.

“NAV Error Policy” means the TRP Net Asset Value Error Policy as attached hereto as Schedule II.

“Net Asset Value” means the per share value of a Fund, or in the case of a Fund with multiple classes of shares, the per share value of a class, calculated in the manner described in the Funds’ Offering Materials.

“Offering Materials” means a Fund’s currently effective prospectus and most recently filed registration statement with the SEC relating to shares of the Fund.

“Oral Instructions” means oral instructions received by BNY Mellon from an Authorized Person.

“Organizational Documents” means certified copies of a Fund’s articles of incorporation, certificate of incorporation, Offering Materials, all SEC exemptive orders issued to a Fund or upon which a Fund relies, or similar documents, as applicable, delivered on behalf of a Fund by an Authorized Person to and received by BNY Mellon.

“SEC” means the United States Securities and Exchange Commission.

“Securities Laws” means the 1933 Act, the 1934 Act and the 1940 Act.

“Shares” means the shares of beneficial interest or of common stock of any series or class of a Fund.

“Specified Cause Event” shall have the meaning set forth in the SLDs.

“Specified Convenience Event” shall have the meaning set forth in the SLDs.

2.       Appointment.

Each Company hereby appoints BNY Mellon as its agent for the term of this Agreement to perform (i) the services described in this Agreement and in Schedule I attached hereto and in any SLDs, and (ii) the services that are an inherent part of or required for the proper performance and provision of the services described in this Agreement and in Schedule I, including any SLDs attached hereto. BNY Mellon hereby accepts such appointment and agrees to perform the duties hereinafter set forth.

3.       Representations and Warranties.

(a) Each Fund hereby represents and warrants to BNY Mellon, which representations and warranties shall be deemed to be continuing, that:

(i) It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(ii) This Agreement has been duly authorized, executed and delivered by such Company, on behalf of itself or its Series, as applicable in accordance with all requisite action of the Board and constitutes a valid and legally binding obligation of such Company or Series, as applicable, enforceable in accordance with its terms;

(iii) It is conducting its business in material compliance with all applicable laws, regulations, rules, decrees, orders and codes, whether global, state and federal, provincial or local (collectively, “Laws”) has made and will continue to make all necessary filings including tax filings and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted; there is no statute, regulation, rule, order or judgment binding on it and no provision of its Organizational Documents, nor of any mortgage, indenture, credit agreement or other contract binding on it or affecting its property which would prohibit its execution or performance of this Agreement;

(iv) The method of valuation of securities and the method of computing the Net Asset Value shall be as set forth in the Offering Materials of the Fund or as otherwise provided by the Investment Adviser. To the extent the performance of any services related to the computation of the Net Asset Value as described in Schedule I attached hereto by BNY Mellon in accordance with the then effective Offering Materials for the Fund would violate any applicable laws or regulations, the Fund shall immediately so notify BNY Mellon in writing and thereafter shall either furnish BNY Mellon with the appropriate values of securities, Net Asset Value or other computation, as the case may be, or instruct BNY Mellon either in writing or orally to value securities and/or compute Net Asset Value or other computations in a manner the Fund specifies either in writing or orally (provided that in each case the Fund will provide written confirmation of such Oral Instructions within twenty-four (24) hours or as promptly as practical under the circumstances), and either the furnishing of such values or the giving of such instructions shall constitute a representation by the Fund that the same is consistent with all applicable laws and regulations and with its Offering Materials, all subject to confirmation by BNY Mellon as to its capacity to act in accordance with the foregoing;

(v) Each person named on Exhibit B hereto, as may be amended from time to time at the discretion of the Fund or the Investment Adviser, is duly authorized by such Fund to be an Authorized Person hereunder;

(vi) The Fund shall treat as confidential the fee schedule, rate card and all compensation details contemplated by and in any way related to this Agreement and shall not disclose nor authorize disclosure thereof to any other person, except (i) to its employees, regulators, examiners, internal and external accountants, auditors and counsel, (ii) to any other person when required by applicable law, court order or legal process, (iii) as agreed in writing by BNY Mellon or (iv) whenever advised by its counsel that it would be liable for a failure to make such disclosure. The Fund shall instruct its employees, regulators, examiners, internal and external accountants, auditors and counsel who may be afforded access to such information of the Fund’s obligations of confidentiality hereunder;

(vii) The Fund shall promptly notify BNY Mellon in writing of any and all legal proceedings filed against the Fund, the Board, or to its knowledge, the Investment Adviser to the extent such legal proceedings, if resolved in a manner adverse to the Fund, the Investment Adviser or the Board, as applicable, would be reasonably expected to materially impair the ability to satisfy obligations or receive services as contemplated by this Agreement; and

(viii) The Fund acknowledges that certain information provided by BNY Mellon on BNY Mellon’s websites may be protected by copyrights, trademarks, service marks and/or other intellectual property rights, and as such, agrees that all such information provided is for the sole and exclusive use of the Fund and its authorized users of such websites. Certain information provided by BNY Mellon is supplied to BNY Mellon pursuant to third party licensing agreements which restrict the use of such information and protect the proprietary rights of the appropriate licensor (“Licensor”) with respect to such information. Therefore, the Fund further agrees (a) not to disclose, disseminate, reproduce, redistribute or republish information provided by BNY Mellon on its websites in any way without the express written permission of BNY Mellon and the Licensor (Licensor permission to be obtained by BNY Mellon prior to BNY Mellon providing its permission), and (b) to comply with the terms, conditions and restrictions disclosed on BNY Mellon’s websites and as set forth in Appendix I, provided that the Fund may disclose, reproduce or redistribute such information to (1) affiliates of the Fund for their internal use in connection with the services provided under this Agreement; (2) its regulators, examiners, internal or external accountants, auditors and counsel; (3) to any other person when required by applicable law, court order or legal process; and/or (4) whenever advised by its counsel that it would be liable for failure to make such disclosure. See Appendix I for electronic access terms and conditions.

(b) BNY Mellon hereby represents and warrants to each Fund, which representations and warranties shall be deemed to be continuing, that:

(i) It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(ii) This Agreement has been duly authorized, executed and delivered in accordance with all requisite action and constitutes a valid and legally binding obligation of BNY Mellon, enforceable in accordance with its terms, and BNY Mellon has all necessary registrations and/or licenses necessary to perform the services under this Agreement;

(iii) BNY Mellon’s entrance into this Agreement shall not cause a breach or be in conflict with any other agreement or obligation of BNY Mellon or any law or regulation applicable to BNY Mellon;

(iv) No legal or administrative actions have been instituted which would materially impair BNY Mellon’s ability to perform its obligations under this Agreement;

(v) BNY Mellon has completed, obtained and performed all registrations, filings, approvals, and authorizations, consents or examinations required by any government or governmental authority to which BNY Mellon is subject, to perform the services contemplated by this Agreement and will maintain the same in effect for so long as this Agreement remains in effect.

(vi) BNY Mellon shall provide the services under this Agreement to the Funds in accordance with the terms and conditions of Schedule I attached hereto and this Agreement, including for the avoidance of doubt, in accordance with the NAV Error Policy;

(vii) To the best of BNY Mellon’s knowledge, all the information relating to BNY Mellon that BNY Mellon or its authorized agents have given to a Fund in connection with the due diligence performed during the request for proposal process and with the transactions contemplated by this Agreement, and to the Board of Directors of the Fund in connection with its due diligence process, is full, complete and accurate and the Fund may reasonably rely on such information until it receives written notice from BNY Mellon of any changes which would materially impair BNY Mellon’s ability to perform its obligations under this Agreement;

(viii) BNY Mellon shall comply with all Laws applicable to the performance of its services, and its standard of performance of such services shall be in accord with such standards as may be imposed by such laws and the requirements of all applicable regulatory authorities having jurisdiction over BNY Mellon. BNY Mellon has compliance policies and procedures reasonably designed to prevent violations of the federal securities laws, and it will cooperate with, make personnel available to, and provide such information as may reasonably be requested to the Fund or the Fund’s Chief Compliance Officer (“CCO”) in order for the CCO to perform his or her duties under Rule 38a-1 under the 1940 Act. In addition, as reasonably requested by the CCO, BNY Mellon will provide summary procedures and updates, as applicable, to the CCO and the Fund concerning its compliance with applicable laws and regulations;

(ix)       As of the Effective Date and thereafter during the term of this Agreement, that (i) in connection with the services provided under this Agreement, neither BNY Mellon nor any BNY Mellon Affiliate, nor any officer or employee of BNY Mellon, has taken or shall take any action or make any payment in violation of, or which may cause BNY Mellon, any BNY Mellon Affiliate, any Fund, or any Fund Affiliate to be in violation of any applicable anti-corruption laws in any jurisdictions where it conducts business, including without limitation the provisions of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and of the U.K. Bribery Act (collectively, “FCPA”); (ii) no part of any monies or consideration paid hereunder shall accrue for the benefit of any official of the government of any country or any agency thereof; (iii) BNY Mellon’s global compliance program for FCPA includes a written global policy supplemented by companywide and business specific internal guidance and procedures, a designated anti-corruption compliance officer, anti-corruption risk assessments and internal controls, as well as internal training and a regular auditing/monitoring program; (iv) BNY Mellon’s global FCPA policy and related gifts and entertainment policies require that no employee or anyone else acting on behalf of BNY Mellon offers, promises, gives, solicits or accepts any payment or other thing of value, directly or indirectly, to or from any government official, or any other party in a commercial transaction, with the purpose of obtaining or retaining business, to receive any business advantage or to direct business to any person; and (v) the compliance program BNY Mellon has in place adequately addresses the FCPA risks in its global operations. BNY Mellon shall make available for review by the Fund, or its designee, upon the Fund’s reasonable request at any time during the term of this Agreement, books, records, and other documentation relevant to its compliance with the FCPA in connection with the services provided under this Agreement. At the Fund’s request, not more than once annually, BNY Mellon shall certify in writing that, to the best of its knowledge, it has complied in all material respects with this Section 3(b)(ix). BNY Mellon does not undertake any responsibility or liability with respect to FCPA compliance measures that the Fund may be required to undertake under applicable Law;

(x) BNY Mellon has implemented and maintains reasonable procedures and systems (including reasonable disaster recovery and business continuity plans and procedures consistent with legal, regulatory and business needs applicable to BNY Mellon’s delivery of the services hereunder) to safeguard each Fund’s records and data and BNY Mellon’s records, data, equipment facilities and other property that it uses in the performance of its obligations under this Agreement from loss or damage attributable to fire, theft, or any other cause, and BNY Mellon will make such changes to the procedures and systems from time to time as are reasonably required for the secure performance of its obligations under this Agreement, provided, however, BNY Mellon shall not make any modification to its disaster recovery and business continuity plans that would materially and adversely affect their application to the Fund;

(xi) BNY Mellon will maintain a fidelity bond and an insurance policy with respect to errors and omissions coverage in form and amount that are commercially reasonable in light of BNY Mellon’s duties and responsibilities under this Agreement;

(xii) BNY Mellon has (and will ensure that BNY Mellon Affiliates have) implemented, and will continue to maintain and update during the term of this Agreement, an information security program with written policies and procedures designed to protect the confidentiality and integrity of the Fund’s Confidential Information that will comply with industry practice for the services provided under this Agreement, the confidentiality provisions of this Agreement, and that are no less rigorous than those maintained by BNY Mellon for its own information of a similar nature or for information of a similar nature that BNY Mellon receives from other BNY Mellon existing clients for the services provided under this Agreement. The information security program will contain administrative technical and physical safeguards, appropriate to the type of information concerned, designed to: (a) protect the security and confidentiality of such information; (b) protect against anticipated threats or hazards to the security or integrity of such information; (c) protect against unauthorized access to or use or alteration of such information, and (d) protect against the destruction or loss of such information and (e) provide for appropriate disposal of such information. BNY Mellon shall provide for (i) computer and technology security systems, including firewalls and encryption where appropriate, (ii) physical security procedures, including security guards and regular monitoring of work areas within data centers, (iii) security assessments of third party vendors and other third party subcontractors, (iv) ongoing monitoring of system activities and personnel providing services, (v) password complexity rules, expiration parameters and security systems, and (vi) a current real-time intrusion detection system and intrusion detection operational procedures. Without limiting any of the other provisions of this Agreement governing the treatment of Confidential Information, BNY Mellon shall only transfer (including internal BNY Mellon transfers that occur beyond the internal firewalls of BNY Mellon) the Fund’s Confidential Information in accordance with the requirements of commercially reasonable standards; and

(xiii) BNY Mellon shall comply (and shall cause the BNY Mellon Affiliates and subcontractors to comply to the extent applicable for the purpose of this Agreement) with their respective obligations set forth in any applicable data protection or privacy Laws of any jurisdiction.

(c) TRP hereby represents and warrants to BNY Mellon, which representations and warranties shall be deemed to be continuing, that:

(i) The Fund’s Investment Adviser is in good standing and qualified to do business in each jurisdiction in which the nature or conduct of its business requires such qualification;

(ii) The terms of this Agreement, the fees and expenses associated with this Agreement and any benefits accruing to BNY Mellon in connection with this Agreement, including but not limited to any fee waivers, conversion cost reimbursements, upfront payments, signing payments or periodic payments made or to be made by BNY Mellon to such Investment Adviser or sponsor or any affiliate of the Fund relating to this Agreement have been fully disclosed to the Board of the Fund and that, if required by applicable law, such Board has approved the terms of this Agreement and acknowledged any such fees and expenses and any such benefits; and

(iii) TRP acknowledges that certain information provided by BNY Mellon on BNY Mellon’s websites may be protected by copyrights, trademarks, service marks and/or other intellectual property rights, and as such, agrees that all such information provided is for the sole and exclusive use of the Fund and its authorized users of such websites. Certain information provided by BNY Mellon is supplied to BNY Mellon pursuant to third party licensing agreements which restrict the use of such information and protect the proprietary rights of the appropriate Licensor with respect to such information. Therefore, TRP further agrees (a) not to disclose, disseminate, reproduce, redistribute or republish information provided by BNY Mellon on its websites in any way without the express written permission of BNY Mellon and the Licensor (Licensor permission to be obtained by BNY Mellon prior to BNY Mellon providing its permission), and (b) to comply with the terms, conditions and restrictions disclosed on BNY Mellon’s websites and as set forth in Appendix I, provided that TRP may disclose, reproduce or redistribute such information to (1) affiliates of TRP for their internal use in connection with the services provided to the Funds under this Agreement; (2) its regulators, examiners, internal or external accountants, auditors and counsel in connection with the services provided to the Funds under this Agreement; (3) to any other person when required by applicable law, court order or legal process in connection with the services provided to the Funds under this Agreement; and/or (4) whenever advised by its counsel that it would be liable for failure to make such disclosure.

4.       Delivery of Documents.

Each Fund shall promptly provide or cause to be delivered to BNY Mellon, or provide access to BNY Mellon to, the Fund’s Organizational Documents and Documents and shall promptly provide notice of and provide or cause to be delivered to BNY Mellon, or provide access to BNY Mellon to, all updates and amendments thereto as may be necessary for BNY Mellon to perform its duties hereunder. BNY Mellon shall not be deemed to have notice of any information (other than information supplied to BNY Mellon or to which BNY Mellon is provided with access) contained in such Organizational Documents, Documents or other materials until they are actually received by BNY Mellon or BNY Mellon is provided with such access, as applicable. Notwithstanding the foregoing, the Funds will be deemed to have furnished and delivered such Organizational Documents and Documents to the BNY Mellon to the extent such Fund has filed such documents with the SEC via the EDGAR filing system (or any successor thereto), such documents are publicly available, and notice of the filing is furnished to BNY Mellon.

5.       Matters Regarding BNY Mellon.

(a)  Subject to the direction and control of each Fund’s Board and oversight by TRP, and the provisions of this Agreement, BNY Mellon shall provide to each Fund the services listed on Schedule I and any SLDs attached hereto.

(b)  In performing hereunder, BNY Mellon shall provide, at its expense (except as otherwise agreed upon in accordance with Section 8 related to BNY Mellon’s compensation hereunder), office space, facilities, equipment, personnel and any other necessary resources. BNY Mellon intends to perform the services under this Agreement from (a) the facilities that TRP has dedicated for use by BNY Mellon to perform the services and (b) various of the locations listed or described in Schedule III (the “Service Locations”). If BNY Mellon intends to provide the services from a location that is in a country in which a Service Location is not then currently located, BNY Mellon will provide reasonable prior notice of such other location to the Fund, and upon delivery of such notice, Schedule III shall be deemed to have been updated without the need for any further action by the parties; provided, however, that in the event that such location is within a country that would cause the Fund or a Fund Affiliate to be in violation of applicable laws, the Fund shall provide notice thereof to BNY Mellon and the Fund and BNY Mellon shall in good faith discuss an appropriate work-around.

(c)  BNY Mellon shall not provide any services relating to the management, investment advisory or sub-advisory functions of any Fund, distribution of shares of any Fund or other services normally performed by the Funds’ respective counsel or independent auditors and the services provided by BNY Mellon do not constitute, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of a Fund or any other person, and each Fund acknowledges that BNY Mellon does not provide public accounting or auditing services or advice and will not be making any tax filings, or doing any tax reporting on its behalf, other than those specifically agreed to hereunder. In the event that a Fund desires to receive a new service from BNY Mellon related to the services provided under this Agreement, such Fund shall provide such request to BNY Mellon in writing with such detail as BNY Mellon shall reasonably request. Within a reasonable period of time after any such request relating to any new service, BNY Mellon will provide a proposal to the Fund in writing setting forth the terms under which BNY Mellon is willing to provide such new service. BNY Mellon and the Fund shall negotiate in good faith with respect to each proposal for new services, provided that the Fund shall not be required to accept such proposal. Similarly, with respect to the money market fund reforms announced by the SEC in 2014, the parties hereto agree to review such reforms and negotiate in good faith any related new services or increases in the scope of services provided under this Agreement as may be mutually agreed upon by the parties. Additionally, BNY Mellon shall use commercially reasonable efforts to develop modifications to the method of delivery of services provided hereunder and to the systems utilized in connection therewith to keep pace with prevailing industry practices for its fund accounting clients generally. In the event that a new or revised regulatory requirement becomes applicable to a Fund that requires a change to the services provided under this Agreement or an increase in the scope of the services provided hereunder or BNY Mellon is otherwise proposing a change to or an increase in the scope of the services provided to its fund accounting clients generally, including a change to keep pace with prevailing market practices, BNY Mellon shall provide a commercially reasonable proposal to the Fund in writing setting forth the terms applicable to such change or increase in scope and BNY Mellon and the Fund shall negotiate in good faith with respect to each such change or increase. BNY Mellon shall not be obligated to provide any new service or increase in the scope of services hereunder unless and until the parties have agreed to the terms applicable to such new service or increase in scope.

(d)  Each Fund shall, and shall use commercially reasonable efforts to cause its officers, advisors, independent auditors and accountants, transfer agent and any other service providers hired by the Fund to, cooperate with BNY Mellon and to provide BNY Mellon, upon reasonable request, with such information, documents and advice relating to such Fund as is within the possession or knowledge of such persons, and which BNY Mellon has informed the Fund in writing that it reasonably believes is necessary in order to enable BNY Mellon to perform its duties hereunder. In connection with its duties hereunder, BNY Mellon shall not be responsible for, under any duty to inquire into, or be deemed to make any assurances with respect to, the accuracy, validity or propriety of any information, documents or advice provided to BNY Mellon by any of the aforementioned persons, as long as BNY Mellon utilized the data as contemplated by this Agreement or as otherwise instructed by an Authorized Person. BNY Mellon shall not bear, or otherwise be responsible for, any fees, costs or expenses charged by any third party service providers engaged by a Fund, or by any affiliate of such Fund or by any other third party service provider to such Fund. In the event that any services performed by BNY Mellon hereunder rely, in whole or in part, upon information obtained from a third party service utilized or subscribed to by BNY Mellon which BNY Mellon in its reasonable judgment deems reliable, so long as the selection of the applicable third party service provider was made in good faith and did not involve any BNY Mellon Misconduct, BNY Mellon shall not have any responsibility or liability for, be under any duty to inquire into, or be deemed to make any assurances with respect to, the accuracy or completeness of such information.

(e)  Nothing in this Agreement shall limit or restrict BNY Mellon, any BNY Mellon Affiliate or any officer or employee thereof from acting for or with any third parties, and providing services similar or identical to some or all of the services provided hereunder, provided, however, BNY Mellon shall not use Confidential Information (as defined at Section 18) of the Fund in providing such services.

(f)  Each Fund shall furnish BNY Mellon with any and all Instructions, explanations, information, specifications, Documents and documentation deemed necessary by BNY Mellon in the performance of its duties hereunder, including, without limitation, the amounts or written formula for calculating the amounts and times of accrual of Fund liabilities and expenses (including fee waivers and rebates, expense repayments and reimbursement amounts), and the value of any securities lending related collateral investment account(s) (with the exception of Funds held within such cash collateral investment account(s) and receiving services hereunder), the amounts receivable and the amounts payable on the sale or purchase of securities, and the amounts receivable or the amounts payable for the sale or redemption of Fund Shares effected by or on behalf of a Fund, and BNY Mellon shall be entitled to rely fully on and shall have no duty or obligation for the accuracy, validity or propriety thereof. BNY Mellon shall not be required to include as Fund liabilities and expenses, nor as a reduction of Net Asset Value, any accrual for any federal, state or foreign income taxes except as expressly required pursuant to the SLDs or unless the Fund shall have specified to BNY Mellon in Instructions the amount of or formula to compute the same to be included in liabilities and expenses or used to reduce Net Asset Value. In the event BNY Mellon’s computations hereunder rely, in whole or in part, upon information, including, without limitation, bid, offer or market values of securities or other assets, or accruals of interest or earnings thereon, from a security pricing or similar service utilized, or subscribed to, by BNY Mellon and which BNY Mellon in its judgment deems reliable at the time such information is required for calculations hereunder or which the Fund directs BNY Mellon to utilize, BNY Mellon shall not be responsible for, under any duty to inquire into (except as expressly required pursuant to the SLDs), or deemed to make any assurances with respect to, the accuracy or completeness of such information as long as BNY Mellon utilized the data as contemplated by this Agreement or as otherwise instructed by an Authorized Person. Without limiting the generality of the foregoing, BNY Mellon shall not be required to inquire into any valuation of securities or other assets by a Fund or any third party described in this sub-section (f) even though BNY Mellon in performing services similar to the services provided pursuant to this Agreement for others may receive different valuations of the same or different securities of the same issuers. BNY Mellon will notify the Fund when bid, offer or market values for a security are not available to BNY Mellon and such Fund shall then furnish BNY Mellon with bid, offer or market values for such security as applicable. At any time and from time to time, the Fund also may furnish BNY Mellon with bid, offer or market values of securities and instruct BNY Mellon in Instructions to use such information in its calculations hereunder. In connection therewith, BNY Mellon shall at no time be required or obligated to commence or maintain any subscriptions to any securities pricing or similar service but may be required to utilize a pricing or similar service if required by TRP or the Fund’s Board pursuant to an agreement between the Fund or TRP and the securities pricing service vendor. In no event shall BNY Mellon be required to determine, or have any obligations with respect to, whether a market price represents any fair or true value, nor to adjust any price to reflect any events or announcements, including, without limitation, those with respect to the issuer thereof, it being agreed that all such determinations and considerations shall be solely for the applicable Fund and such Fund’s Valuation Committee. Notwithstanding the foregoing, BNY Mellon shall use commercially reasonable efforts to notify the Fund of events, announcements, issuer information, or other market news of which it becomes aware for consideration by the Fund’s Valuation Committee.

(g)       The Bank of New York Mellon Corporation is a global financial organization that provides services to clients through its affiliates and subsidiaries in multiple jurisdictions (the “BNY Mellon Group”). The BNY Mellon Group may centralize functions including audit, accounting, risk, legal, compliance, sales, administration, product communication, relationship management, storage, compilation and analysis of customer-related data, and other functions (the “Centralized Functions”) in one or more affiliates, subsidiaries and third-party service providers. Solely in connection with the Centralized Functions, (i) each Fund consents to the disclosure of and authorizes BNY Mellon to disclose information regarding the Fund (“Customer-Related Data”) to the BNY Mellon Group and to its third-party service providers who are subject to written confidentiality, security and data protection obligations with respect to such information at least as restrictive as those set forth in this Agreement and (ii) BNY Mellon may store the names and business contact information of each Fund’s employees and representatives on the systems or in the records of the BNY Mellon Group or its service providers. Notwithstanding the foregoing, the BNY Mellon Group may use data regarding the Fund collected and/or calculated by the BNY Mellon Group in the course of providing the services under this Agreement and may use such data for the purpose of measuring and monitoring its performance of services to its customers, including the Fund, and for the further purpose of seeking to improve the quality and/or reduce the cost of providing such services. The BNY Mellon Group may also aggregate data regarding the Fund collected and/or calculated by the BNY Mellon Group in the course of providing the services under this Agreement with other similar data regarding other customers and may use such aggregated data in regulatory reports and/or in materials prepared for BNY Mellon shareholders, other clients or potential clients (i.e., aggregate assets under administration, total number of funds, total number of NAVs calculated or transactions processed and similar types of information); provided, however, that all such aggregated data shall be anonymized in connection with such aggregation, and provided further, however, that BNY Mellon shall not aggregate or use (other than in connection with performing the services pursuant to this Agreement or as specifically permitted in the preceding parenthetical) non-public securities trading information, information regarding individual securities transactions or positions or information regarding the valuation of individual securities without the Fund’s prior written consent. BNY Mellon will own all such aggregated data. In the event that the BNY Mellon Group desires to aggregate the Fund’s data for the purpose of products offered to the BNY Mellon Group’s clients, BNY Mellon will provide a proposal to the Fund in writing setting forth the data that the BNY Mellon Group desires to aggregate and the proposed use of the aggregated data, and the BNY Mellon Group will not aggregate and/or use such aggregated data in such manner without the Fund’s prior written consent.

(h)       BNY Mellon may consult with counsel to the appropriate Fund, at such Fund’s expense, and shall be fully protected with respect to anything done or omitted by it in good faith and without BNY Mellon Misconduct in accordance with the advice or opinion of such Fund counsel.

(i)       BNY Mellon shall be responsible for determining in accordance with U.S. tax laws and regulations: (i) the taxable nature of any distribution or amount received or deemed received by, or payable to, a Fund and (ii) the taxable nature or effect on a Fund or its shareholders of any corporate actions, class actions, tax reclaims, tax refunds or similar events (each, a “BNYM Tax Determination”) and agrees to process such securities or events in accordance with the BNYM Tax Determination unless instructed otherwise by TRP through the Escalation Process described immediately below. BNY Mellon and TRP shall put in place mutually agreed upon procedures as part of the SLD that outline the circumstances under which BNY Mellon is required to alert TRP regarding a BNYM Tax Determination. TRP shall have the right in those circumstances to instruct BNY Mellon to process a security or an event differently than the BNYM Tax Determination for a Fund or Funds (the “Escalation Process”). BNY Mellon is not responsible for the identification of securities requiring U.S. tax treatment that differs from treatment under U.S. generally accepted accounting principles. In addition and for the avoidance of doubt, BNY Mellon shall not be responsible for determining the taxable nature or taxable amount of any Fund level distribution or dividend, or the effect under any federal, state or foreign income tax laws of a Fund making or not making any Fund level distribution or dividend payment, or any election with respect thereto.

(j)       Subject to the terms of Section 2, BNY Mellon shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement and Schedule I including SLDs attached hereto. Subject to the terms of Section 3(b)(viii), no covenant or obligation shall be implied against BNY Mellon in connection with this Agreement.

(k)       BNY Mellon, in performing the services required of it under the terms of this Agreement, shall not be responsible for determining whether any interest accruable to a Fund is or will be actually paid, but will accrue such interest until otherwise instructed by such Fund.

(l)       BNY Mellon shall enter into and shall maintain in effect with appropriate parties one or more agreements making reasonable provisions for emergency use of electronic data processing equipment to the extent appropriate equipment is available. In the event of equipment failures, BNY Mellon shall, at no additional expense to the applicable Fund, take reasonable steps to minimize service interruptions. BNY Mellon shall have no liability with respect to the loss of data or service interruptions caused by equipment failure, provided such loss or interruption is not caused by BNY Mellon Misconduct.

(m)       BNY Mellon agrees to provide an annual report (Service Organization Control Report SOC 1SM1) (“SOC 1SM Report”) issued under the Statement on Standards for Attestation Engagements No. 16 (“SSAE 16”) or International Standard on Assurance Engagements 3402 (“ISAE 3402”) or other similar standard in place from time to time covering the preceding 12-month period (with the first such period commencing October 1, 2015 and ending September 30, 2016), by a globally recognized firm qualified to perform such audits, and will use reasonable efforts to provide such within sixty (60) calendar days of the applicable period end date. The SOC 1SM Report shall be a multi-client SOC 1SM type 2 which shall cover services, systems, infrastructure and the ongoing maintenance of control documentation for all common processes controlled and performed by BNY Mellon for which such audits are then currently performed. Such SOC 1SM Report will not cover services, systems, infrastructure or the ongoing maintenance of control documentation for common processes for which TRP is responsible. With respect to any period of less than twelve (12) months prior to September 30, 2015 during which BNY Mellon is providing services hereunder, such period shall be covered by TRP’s annual Service Organization Control Report SOC 1SM, and the Fund shall obtain such report from TRP. Each SOC 1SM Report provided by BNY Mellon shall contain a certification from BNY Mellon’s auditor that specifically addresses (i) review of BNY Mellon’s internal controls as they relate to a user organization’s financial statement assertions and (ii) the processing locations used in providing the services as they relate to a user organization’s financial statement assertions. Upon the Fund’s reasonable request, BNY Mellon shall deliver to the Fund a bridge letter from an appropriate officer or representative of BNY Mellon stating that, to the best of such persons’ knowledge, there have been no changes to BNY Mellon’s internal controls, as described in the preceding SOC 1SM Report and as reviewed by BNY Mellon’s Independent Auditors in conjunction with their Independent Service Auditor’s Report, which would materially or adversely affect the internal control environment; provided, however that if any such changes have occurred, BNY Mellon and the Fund shall promptly meet with BNY Mellon’s auditors to discuss such change. The Fund may provide a copy of such SOC 1SM Report to its external auditors, provided that such auditors are required to maintain the confidentiality of such SOC 1SM Report and any related information. The requirements of BNY Mellon in this Section 5(m) shall apply to any standards that supersede or supplement SSAE 16 or ISAE 3402.

[1]	SOC 1 is a service mark of the American Institute of Certified Pusblic Accountants (AICPA), which reserves all rights.

(n)       In the event that (i) the conversion of all of the services from TRP’s systems to BNY Mellon’s systems is not substantially completed by the date that is two (2) years from the Effective Date and the Fund does not exercise its right to terminate this Agreement pursuant to Section 10(c)(v), or (ii) TRP ceases to provide in all material respects, prior to the date that is two (2) years from the Effective Date, the support and/or resources under the Middle Office Services Agreement reasonably necessary for BNY Mellon to perform such conversion and/or provide the services under this Agreement; upon the request of BNY Mellon, the Fund and BNY Mellon shall negotiate in good faith to assign or terminate this Agreement to effectuate the provision of services in an alternate manner from an alternative service provider (a “Service Alternative”); provided, that BNY Mellon shall continue to provide the services pursuant to this Agreement until an agreement with respect to a Service Alternative is reached and BNY Mellon shall then provide reasonable assistance to the Fund in connection with the transition to the Service Alternative.

6.       Allocation of Expenses.

Except as otherwise provided herein, all costs and expenses arising or incurred in connection with the performance of this Agreement shall be paid by the appropriate Fund.

7.       Standard of Care; Limitations of Liability; Indemnification.

(a)       BNY Mellon shall be liable to the Fund for any and all costs, expenses, damages, liabilities and claims (including, without limitation, all costs and expenses of investigation and enforcement and the costs, expenses and fees of attorneys and accountants) (“Liabilities”) sustained or incurred by the Fund and any Fund Affiliate, its officers, directors, employees, successors and permitted assigns and amounts paid in settlement in accordance with this Section 7 only to the extent such Liabilities arise out of the negligence, bad faith, willful misconduct, fraud or recklessness of BNY Mellon or any BNY Mellon Affiliate in the performance or omission of any of its duties or obligations under this Agreement (collectively, “BNY Mellon Misconduct”). The parties acknowledge that there may be instances where such Liabilities arise out of BNY Mellon’s performance of its duties or obligations under this Agreement but it is unclear as to whether such Liabilities were caused by BNY Mellon Misconduct (“Potential Liabilities”) and in such cases the parties shall use good faith efforts to determine appropriate means for addressing such Potential Liabilities, including the extent, if any, to which it is appropriate for BNY Mellon to assume all or a portion of such Potential Liabilities in light of relevant facts and circumstances.

(b)       BNY Mellon shall not be responsible for Liabilities (including without limitation damages caused by delays, failure, errors, interruption or loss of data) or for failure to perform (or delay in performing) its obligations which occur by reason of circumstances beyond its reasonable control in the performance of its duties under this Agreement, including, without limitation, an event of natural disaster, casualty, elements of nature, acts of God, riots, terrorism, war, or such other event of similar nature that is beyond the reasonable control of BNY Mellon (excluding labor disputes or strikes directed at BNY Mellon), non-performance by a third party not hired or otherwise selected by BNY Mellon to provide services in connection with this Agreement, failure of the mails, communications or computer (hardware or software) services or functions or malfunctions of the internet, firewalls, encryption systems or security devices caused by any of the above (a “Force Majeure Event”). BNY Mellon shall not be responsible for delays or failures to supply the information or services specified in this Agreement where such delays or failures are caused by the failure of any person(s) other than BNY Mellon or a person retained by BNY Mellon to provide services under this Agreement. In any such event, BNY Mellon will use commercially reasonable efforts including, upon declaration of a disaster, those described in their disaster recovery and business continuity plans referenced in Section 3(b)(x), to continue to perform, to recommence performance whenever and to whatever extent reasonably possible without delay, and to mitigate the impact of its non-performance notwithstanding the occurrence of such event; provided that, if a Force Majeure Event substantially prevents, hinders or delays performance of the services contemplated by this Agreement by more than ninety (90) days and has a material adverse impact on the continuing operations of the Fund, then the Fund may, by giving BNY Mellon at least five (5) days prior written notice, terminate this Agreement (a “Force Majeure Termination”). In addition, in the event that the Fund reasonably believes that a Force Majeure Event will substantially prevent, hinder or delay performance of the services contemplated by this Agreement for more than five (5) consecutive calendar days, the Fund may take commercially reasonable actions to mitigate the impact of such services not being provided, including, but not limited to, contracting with another service provider to provide such services during such period and/or engaging TRP to perform such services in-house during such period; provided, that the Fund shall consult with BNY Mellon in good faith in connection with any such mitigation and BNY Mellon shall provide the Fund reasonable assistance in good faith in connection therewith; provided, further, that BNY Mellon shall resume providing, and the Fund shall pay for, such services when BNY Mellon resumes providing, unless the Fund has terminated this Agreement pursuant to the immediately preceding sentence. Notwithstanding anything set forth in this Section 7(b), (i) in no event shall the Funds be obligated to pay any fees under this Agreement to BNY Mellon with respect to any services not actually provided during any such Force Majeure Event and (ii) the Funds shall have no responsibility to pay BNY Mellon for services temporarily performed by the Investment Adviser or a third party.

(c)       The Fund shall indemnify and hold harmless BNY Mellon from and against any and all third party Liabilities which are sustained or incurred by BNY Mellon or any BNY Mellon Affiliate or any of their officers, directors, employees, successors and assigns only to the extent that such Liabilities arise out of (i) the performance of BNY Mellon’s duties and/or obligations, under this Agreement (including any action taken or omitted to be taken by BNY Mellon in good faith in accordance with the advice or opinion of counsel for the Fund) except to the extent that such Liabilities arise out of (x) any material breach of this Agreement by BNY Mellon or (y) BNY Mellon Misconduct; (ii) errors existing in the Fund’s records prior to the Effective Date; (iii) action or inaction taken or omitted to be taken by BNY Mellon pursuant to and in compliance with the terms of any Instructions; and (iv) the Fund’s own negligence, bad faith, willful misconduct or fraud, including any improper use by the Fund of any valuations or computations supplied by BNY Mellon pursuant to this Agreement. With respect to clause (iii) of the preceding sentence, the Fund acknowledges and agrees that BNY Mellon may apply to an Authorized Person of the Fund for Instructions with respect to any matter arising in connection with BNY Mellon’s performance hereunder for such Fund. Such application for Instructions may, at the option of BNY Mellon, set forth in writing any action proposed to be taken or omitted to be taken by BNY Mellon with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken. Without limiting the foregoing and unless there is BNY Mellon Misconduct, BNY Mellon shall not be liable for any action taken or omitted to be taken in accordance with a proposal included in any such application on or after the date specified therein unless, prior to taking or omitting to take any such action, BNY Mellon has received Instructions from an Authorized Person in response to such application specifying the action to be taken or omitted.

(d)       BNY Mellon shall indemnify and hold harmless the Fund from and against any and all third party Liabilities which are sustained or incurred by the Fund or any Fund Affiliate or their respective officers, directors, employees, successors and permitted assigns (which, for purposes of this Section 7(d) shall be deemed to include any other Funds that invest in the indemnified Fund), only to the extent that such Liabilities arise out of any material breach of this Agreement by BNY Mellon or any BNY Mellon Affiliate or by any BNY Mellon Misconduct.

(e)       (i) In the event of a claim against a party (“Claim”) related to Liabilities for which such party is entitled to indemnification under this Agreement (the “Indemnified Party”), the Indemnified Party shall give notice to the party obligated to indemnify such claim (the “Indemnifying Party”) as promptly as practicable; provided, however, that any failure by the Indemnified Party to provide such notice shall not relieve the Indemnifying Party of its obligations to indemnify under this Agreement except to the extent that the Indemnifying Party can demonstrate actual prejudice as a result of such failure. The Indemnified Party shall provide the Indemnifying Party all reasonably available information requested by the Indemnifying Party with respect to such claim.

(ii) Within thirty (30) calendar days after receiving the Indemnified Party’s notice of a Claim, but (to the extent reasonably practicable under the circumstances) no later than ten (10) days before the date on which any formal response to the Claim is due, the Indemnifying Party shall notify the Indemnified Party in writing as to whether the Indemnifying Party acknowledges its indemnification obligation and elects to assume control of the defense of the claim with respect to the Indemnified Party and its affiliates and their respective officers, directors, employees, successors and permitted assigns (a “Notice of Election”).

(iii) If the Indemnifying Party timely delivers a Notice of Election to the Indemnified Party, the Indemnifying Party shall, at the Indemnifying Party’s sole cost and expense, conduct the defense of the Claim and, consistent with the rights of Indemnified Party under this Agreement, all negotiations for settlement of the Claim, subject to the following:

(1) The Indemnified Party shall cooperate, at the cost of the Indemnifying Party, in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such Claim and any appeal arising therefrom.

(2) The Indemnified Party may participate in said defense and/or negotiations to protect its interests at the Indemnified Party’s cost and expense.

(3) Neither any settlement of a Claim that involves a remedy other than the payment of money by the Indemnifying Party, nor any admission regarding the Indemnified Party’s interests, shall be entered into by the Indemnifying Party, except with the prior written consent of the Indemnified Party.

(iv) If the Indemnifying Party does not timely deliver a Notice of Election, the Indemnified Party may defend and/or settle the Claim in such manner as it may deem appropriate; provided, however, that no settlement of a Claim that involves the payment of money by the Indemnifying Party or any admission regarding the Indemnifying Party’s interests shall be entered into by the Indemnified Party without the prior written consent of the Indemnifying Party.

(v) If the Indemnified Party brings an action against the Indemnifying Party to enforce the Indemnified Party’s rights under this Section 7, and the Indemnified Party prevails in such action, the Indemnifying Party shall reimburse the Indemnified Party for the reasonable costs and expenses incurred in connection with the enforcement of this Section 7.

(f)       Subject to the other provisions of this Section 7 (except as expressly stated otherwise in the NAV Error Policy), BNY Mellon agrees to be liable to the Fund in accordance with the terms of Schedule II (NAV Error Policy). The parties understand that there may be investors and beneficial owners who hold shares of the Fund through an intermediary, including but not limited to banks, broker-dealers, other Funds and defined contribution plan recordkeepers (collectively referred to as “Intermediaries”). Such Intermediaries will maintain one or more accounts directly with the Fund on behalf of investors or beneficial owners (e.g., defined contribution plan participants). If there is either a delay in delivery of a Fund’s NAV or a Material NAV Error arising out of BNY Mellon Misconduct, it is acknowledged there may be Liabilities sustained by such Intermediaries, which, if they had been sustained or incurred by the Fund, would be the type of Liabilities for which BNY Mellon would have been liable under this Agreement (“Covered Liabilities”). In the event an Intermediary claims the Fund or TRP must reimburse it for such Covered Liabilities, BNY Mellon shall be liable to the Fund, TRP or the Intermediary directly for such Covered Liabilities, provided that the Fund or TRP has taken all commercially reasonable efforts to mitigate such Covered Liabilities.

(g)        Notwithstanding anything else contained in this Agreement, no party to this Agreement shall be liable to the other party for any indirect, special, incidental, or consequential damages sustained or incurred by such other party arising out of, concerning or relating to the performance of such party’s duties and/or obligations under this Agreement, even if previously informed of the possibility of such damages and regardless of the form of action, except to the extent arising out of such party’s own gross negligence, bad faith, willful misconduct, fraud or recklessness. For purposes of this Section 7(g), the parties acknowledge that any and all Liabilities incurred by the Indemnified Party arising out of Claims with respect to which the Indemnified Party is entitled to indemnification pursuant to this Section 7 are not and shall not be deemed to be indirect, special, incidental or consequential damages.

8.         Compensation.

For the services provided hereunder, each Fund agrees to pay BNY Mellon such compensation and out of pocket expenses as are set forth in Schedule IV attached hereto or otherwise mutually agreed to in writing by such Fund and BNY Mellon from time to time. Except for those amounts (a) expressly approved by the Funds in writing to BNY Mellon or (b) set forth in Schedule IV attached hereto, the Funds shall not be obligated to pay any other fees or expenses in connection with BNY Mellon performing the services under this Agreement. Except as hereinafter set forth or as otherwise set forth in Schedule IV attached hereto, compensation shall be calculated and accrued daily and paid monthly. Each Fund may authorize BNY Mellon to debit such Fund’s custody account for all amounts due and payable hereunder, provided that any such authorization shall be provided in the Fund’s sole discretion in writing and shall only be valid for the time period and to the extent expressly set forth therein. In the event that the Fund authorizes any such debiting, BNY Mellon shall deliver to each Fund invoices for services rendered after debiting such Fund’s custody account with an indication that payment has been made. Upon termination of this Agreement before the end of any month, the compensation for such part of a month shall be prorated according to the proportion which such period bears to the full monthly period and shall be payable upon the effective date of termination of this Agreement. For the purpose of determining compensation payable to BNY Mellon, each Fund’s Net Asset Value shall be computed at the times and in the manner specified in the Fund’s Offering Materials.

9.         Records; Visits.

(a)      The Books and Records (as defined below) pertaining to each Fund and such Fund’s Series which are in the possession or under the control of BNY Mellon shall be the property of the Fund. The Fund and Authorized Persons shall have access to such Books and Records at all times during BNY Mellon’s normal business hours. Upon the reasonable request of the Fund, copies of any such Books and Records shall be provided by BNY Mellon to the Fund or to an Authorized Person, with the expense associated therewith to be borne as mutually agreed upon between the parties hereto.

(b)      BNY Mellon shall keep all books and records related to the services provided to the Fund hereunder, including with respect to each Fund’s books of account, records of each Fund’s securities transactions, that BNY Mellon is required to maintain pursuant to Rule 31a-1 of the 1940 Act in connection with the services provided hereunder (“Books and Records”) for the period required by applicable Securities Laws. If a Fund desires to retain any such Books and Records longer than the period set forth in this Section 9, then upon written notice of the Fund’s desire to retain such Books and Records, BNY Mellon shall cooperate with the Fund by providing any such requested Books and Records to the Fund.

10.      Term of Agreement.

(a)     This Agreement shall be effective on the date first written above and, unless terminated pursuant to its terms, shall continue until 11:59 PM (Eastern time) on the date which is the tenth (10th) anniversary of such date (the “Initial Term”), at which time this Agreement shall terminate, unless renewed in accordance with the terms hereof.

(b)     This Agreement shall automatically renew for successive terms of one (1) year each (each, a “Renewal Term”), unless the Fund or BNY Mellon gives written notice to the other party of its intent not to renew and such notice is received by the other party not less than ninety (90) days prior to the expiration of the Initial Term or the then-current Renewal Term (a “Non-Renewal Notice”). In the event a party provides a Non-Renewal Notice, this Agreement shall terminate with respect to the Fund at 11:59 PM (Eastern time) on the last day of the Initial Term or Renewal Term, as applicable.

(c)         Termination for Convenience.

The Fund may terminate this Agreement for any reason whatsoever in its sole and absolute discretion by delivering a termination notice to BNY Mellon at least ninety (90) calendar days prior to the effective date of termination, provided that the Fund shall pay BNY Mellon, as BNY Mellon’s sole and exclusive remedy for such a termination for convenience, the applicable termination fee calculated pursuant to Schedule V; further provided, however, there shall be no payment of a penalty or termination fee for the following:

(i) where such termination for convenience is required by a governmental authority, and in such case, the notice period shall be reduced as necessary to meet the requirements of such governmental authority;

(ii) if the Fund is liquidated, effective as of the liquidation date;

(iii) effective upon the effective date of any merger or reorganization of the Fund with or into another fund advised by TRP (other than in connection with an acquisition or merger of TRP into, with or by another entity that results in the termination of this Agreement by the Fund and the replacement of BNY Mellon by another third party service provider in the provision of services similar to those provided in this Agreement);

(iv) termination by the Fund if the Board reasonably determines, in good faith, that an event that has occurred with respect to BNY Mellon that the Board reasonably believes would cause a material adverse effect on BNY Mellon’s ability to perform its duties and/or obligations under this Agreement and that the failure to terminate this Agreement would cause the Board to be in breach of its fiduciary obligations under applicable law; provided that the Board has provided written notice to BNY Mellon of its intent to terminate the agreement pursuant to this provision, which notice shall specify the basis for such determination, and provided that the events giving rise to such termination notice have not been cured within sixty (60) calendar days following such notice to BNY Mellon; and further provided that no such determination to terminate shall be based in whole or in part on the compensation paid to BNY Mellon pursuant to this Agreement;

(v) in the event that the conversion of all of the services from TRP’s systems to BNY Mellon’s systems is not substantially completed by the date that is two (2) years from the Effective Date, upon at least one hundred twenty (120) days’ prior notice to BNY Mellon; provided, that to the extent the failure to substantially complete the conversion is caused by BNY Mellon such termination shall be treated as a termination for cause and the Fund shall be entitled to recover damages (including the recovery of platform fees previously charged to the Funds pursuant to this Agreement) and be reimbursed for Costs and Expenses (as defined below) only to the extent such failure was caused by BNY Mellon;

(vi) if BNY Mellon is subject to a Regulatory Event; “Regulatory Event” is defined with respect to BNY Mellon as any governmental or regulatory action that limits, suspends, or terminates the rights, privileges or operation of BNY Mellon in a manner that would result in a material adverse effect on the ability of BNY Mellon to perform its duties and/or obligations under this Agreement or any governmental or regulatory investigation determined against BNY Mellon that would result in a material adverse effect on the ability of BNY Mellon to perform its duties and/or obligations under this Agreement;

(vii) a Force Majeure Termination; or

(viii) upon the occurrence of a Specified Convenience Event.

(d)         The Fund’s Termination for Cause.

Unless otherwise expressly agreed to by the Fund and BNY Mellon in writing, the Fund in its sole and absolute discretion may, by delivering a termination notice to BNY Mellon at least thirty (30) calendar days prior to the effective date of termination, terminate this Agreement for cause (and without the payment by the Fund of a termination fee or penalty) if BNY Mellon:

(i) commits a material breach of this Agreement and fails to cure such breach within thirty (30) calendar days after the date of any termination notice from the Fund;

(ii) commits a material breach of this Agreement which is not capable of being cured within a ninety (90) calendar day period;

(iii) commits numerous or repeated breaches of its duties and/or obligations under this Agreement, which, regardless of whether they have been or could be cured, collectively constitute a material breach of this Agreement;

(iv) commits a Specified Cause Event; or

(v) is subject to an Act of Insolvency; “Act of Insolvency” is defined as: (i) the commencement by BNY Mellon as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or BNY Mellon seeking the appointment of a receiver, trustee, custodian or similar official for BNY Mellon or substantial part of its property; (ii) the appointment of a receiver, conservator, or manager for BNY Mellon by any government agency or authority having the jurisdiction to do so; (iii) the commencement of any such case or proceeding against BNY Mellon, which (a) is consented to or not timely contested by BNY Mellon, (b) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (c) is not dismissed within 60 days; (iv) the making or offering by BNY Mellon of a composition with its creditors or a general assignment for the benefit of creditors; (v) the admission by BNY Mellon of its inability to pay its debts or discharge its obligations as they become due or mature; or (vi) any governmental authority or agency or any person, agency or entity acting under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of BNY Mellon.

(e)        BNY Mellon’s Termination for Cause

Unless otherwise expressly agreed to by the Fund(s) and BNY Mellon in writing, BNY Mellon in its sole and absolute discretion may, by delivering a termination notice to the applicable Fund(s) at least ninety (90) calendar days prior to the effective date of termination, terminate this Agreement for cause (and without the payment of a termination fee or penalty by BNY Mellon) with respect to a Fund or Funds only if such Fund(s):

(i) fails to make payments due hereunder when due, which failure remains uncured for thirty (30) calendar days after the date of any notice from BNY Mellon of such failure unless being contested in good faith, or

(ii) is subject to an Act of Insolvency; “Act of Insolvency” is defined as: (i) the commencement by such Fund(s) as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or such Fund(s) seeking the appointment of a receiver, trustee, custodian or similar official for such Fund(s) or substantial part of its property; (ii) the appointment of a receiver, conservator, or manager for such Fund(s) by any government agency or authority having the jurisdiction to do so; (iii) the commencement of any such case or proceeding against such Fund(s), which (a) is consented to or not timely contested by such Fund(s), (b) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (c) is not dismissed within 60 days; (iv) the making or offering by such Fund(s) of a composition with its creditors or a general assignment for the benefit of creditors; (v) the admission by such Fund(s) of its inability to pay its debts or discharge its obligations as they become due or mature; or (vi) any governmental authority or agency or any person, agency or entity acting under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of such Fund(s).

For the avoidance of doubt, terminating this Agreement for cause by BNY Mellon with respect to one Fund shall not have any effect on the obligations of BNY Mellon to any other Fund under this Agreement.

(f)       Costs and Expenses of Termination

If a Fund terminates this Agreement with respect to such Fund at any time pursuant to Section 10(c)(v), 10(c)(vi) or 10(d) above, then BNY Mellon shall reimburse such Fund for any Costs and Expenses incurred by such Fund in connection with converting such Fund to a successor service provider (including TRP, if applicable), including without limitation the delivery to such successor service provider, such Fund and/or other of the Fund’s service providers any of such Fund’s property, records, data, instruments and documents; provided, that, with respect to a termination pursuant to Section 10(c)(v), BNY Mellon shall be required to reimburse the Fund for such Costs and Expenses only to the extent that the failure to substantially complete the conversion of all of the services from TRP’s systems to BNY Mellon’s systems is caused by BNY Mellon. For purposes of this Section 10(f), “Costs and Expenses” shall mean any actual, provable, reasonable, customary and direct out-of-pocket costs and expenses incurred by such Fund. Costs and Expenses shall not include, and in no event shall BNY Mellon be liable under this Agreement for, any lift-out expenses or platform development costs for the successor service provider or any wind-down costs of the Fund or any Fund Affiliate, including, without limitation, non-cancelable payments or termination charges regarding hosting and/or any other subcontracted services. The Fund must provide BNY Mellon with written evidence of the Costs and Expenses before BNY Mellon is obligated to pay them. The Fund also has a duty to mitigate, and must exercise its duty to mitigate, such Costs and Expenses.

11.  Amendment.

This Agreement may not be amended, changed or modified in any manner except by a written agreement executed by BNY Mellon and the Fund to be bound thereby, and authorized or approved by such Fund’s Board.

12.  Assignment; Subcontracting.

(a)       Except as expressly provided in Section 12(b) below, this Agreement shall not be assignable or delegable, whether by merger, operation of law or otherwise, by any Fund without the written consent of BNY Mellon, or by BNY Mellon without the written consent of the affected Fund, in each case which consent may not be unreasonably withheld. This Agreement shall extend to and shall be binding upon the Parties hereto, and their permitted successors and assigns.

(b)       Notwithstanding the foregoing: (i) BNY Mellon may assign or transfer this Agreement to any BNY Mellon Affiliate or transfer this Agreement in connection with a sale of a majority or more of its assets, equity interests or voting control, provided that BNY Mellon gives the relevant Funds ninety (90) days’ prior written notice of such assignment or transfer and such assignment or transfer does not impair the provision of services under this Agreement in any material respect, and the assignee or transferee agrees in writing to be bound by all terms of this Agreement in place of BNY Mellon; (ii) BNY Mellon may subcontract with, hire, engage or otherwise outsource to any BNY Mellon Affiliate with respect to the performance of any one or more of the functions, services, duties or obligations of BNY Mellon under this Agreement but any such subcontracting, hiring, engaging or outsourcing shall not relieve BNY Mellon of any of its liabilities or obligations hereunder and BNY Mellon shall remain responsible for all activities, including all acts and omissions, of such BNY Mellon Affiliates to the same extent as if such activities were performed by BNY Mellon; (iii) BNY Mellon may subcontract with, hire, engage or otherwise outsource to an unaffiliated third party with respect to the performance of any one or more of the functions, services, duties or obligations of BNY Mellon under this Agreement but any such subcontracting, hiring, engaging or outsourcing shall (A) require the prior written consent of the relevant Funds and (B) not relieve BNY Mellon of any of its liabilities hereunder; and (iv) BNY Mellon, in the course of providing certain additional services requested by a Fund (“Vendor Eligible Services”) as further described in Schedule I attached hereto, may in its sole discretion, enter into an agreement or agreements with a financial printer or electronic services provider (“Vendor”) to provide BNY Mellon with the ability to generate certain reports or provide certain functionality; provided, however, that BNY Mellon shall ensure prior to any assignment, transfer, subcontracting, hiring, engaging or other outsourcing, as applicable, under subsections (i) through (iv) that the applicable BNY Mellon Affiliate, unaffiliated third party or Vendor is subject to written confidentiality, security and data protection obligations at least as restrictive as those set forth in this Agreement. BNY Mellon shall not be obligated to perform any of the Vendor Eligible Services unless an agreement between BNY Mellon and the Vendor for the provision of such services is then-currently in effect. Upon request, BNY Mellon will disclose the identity of the Vendor and the status of the contractual relationship, and a Fund is free to attempt to contract directly with the Vendor for the provision of the Vendor Eligible Services.

(c)       As compensation for the Vendor Eligible Services rendered by BNY Mellon pursuant to this Agreement, the applicable Fund will pay to BNY Mellon such fees as may be agreed to in writing by the Fund and BNY Mellon. In turn, BNY Mellon will be responsible for paying the Vendor’s fees. For the avoidance of doubt, BNY Mellon anticipates that the fees it charges hereunder will be more than the fees charged to it by the Vendor, and BNY Mellon will retain the difference between the amount paid to BNY Mellon hereunder and the fees BNY Mellon pays to the Vendor as compensation for the additional services provided by BNY Mellon in the course of making the Vendor Eligible Services available to the Fund.

13.  Governing Law; Consent to Jurisdiction.

This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereof. Each party hereby consents to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder, and waives to the fullest extent permitted by law its right to a trial by jury. To the extent that in any jurisdiction any party may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, such party irrevocably agrees not to claim, and it hereby waives, such immunity.

14.  Severability; No Third Party Beneficiaries.

In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby, and if any provision is inapplicable to any person or circumstances, it shall nevertheless remain applicable to all other persons and circumstances. A person who is not a party to this Agreement shall have no rights to enforce any provision of this Agreement, and no Fund shall have a right to enforce any provision of this Agreement as it relates to another Fund. BNY Mellon shall not be responsible for any costs or fees charged to a Fund or an affiliate of a Fund by consultants, counsel, auditors, public accountants or other service providers retained by the Fund or any such affiliate.

15.  No Waiver.

Each and every right granted to a party to this Agreement hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of a party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by the party of any right preclude any other or future exercise thereof or the exercise of any other right.

16.  Notices.

All notices, requests, consents and other communications pursuant to this Agreement in writing shall be sent as follows:

if to a Fund, at

The T. Rowe Price Funds

100 East Pratt Street

Baltimore, Maryland 21202

Attention: David Oestreicher

with a copy to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attention: Margery K. Neale and Laura L. Delanoy

if to BNY Mellon, at

BNY Mellon
103 Bellevue Parkway
Wilmington, Delaware 19809
Attention: Head of U.S. Fund Accounting

with a copy to:

The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Attention: Legal Dept. – Asset Servicing

or at such other place as may from time to time be designated in writing. Notices hereunder shall be effective upon receipt.

17.  Several Obligations.

The parties acknowledge that the rights and obligations of the Funds hereunder are several and not joint, that no Fund shall be liable for any amount owing by another Fund and that the Funds have executed one instrument for convenience only.

18.	Confidentiality.

(a)       Each party shall keep confidential any information relating to the other party’s business (“Confidential Information”), except as otherwise permitted hereunder or as expressly agreed in writing by the protected party. Confidential Information shall include (a) any data or information that is competitively sensitive material, and not generally known to the public, including, but not limited to, information about product plans, marketing strategies, finances, operations, customer relationships, customer profiles, customer lists, sales estimates, business plans, portfolio holdings and transaction information and internal performance results relating to the past, present or future business activities of a such party and its subsidiaries and affiliated companies; (b) any scientific or technical information, design, process, procedure, formula or improvement that is commercially valuable and secret in the sense that its confidentiality affords such party a competitive advantage over its competitors; (c) all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, know-how and trade secrets, whether or not patentable or copyrightable; (d) any information or data with respect to the shareholders of a Fund, including information that can be used to identify an individual (e.g., a social security number); (e) information from third party vendors; and (f) anything designated as confidential. Notwithstanding the foregoing, as between BNY Mellon and a particular Fund information shall not be subject to such confidentiality obligations if it: (a) is already known to the receiving party and is not subject to a duty of confidentiality at the time it is obtained; (b) is or becomes publicly known or available through no wrongful act of the receiving party; (c) is rightfully received from a third party who, to the best of the receiving party’s knowledge, is not under a duty of confidentiality; (d) is released with the protected party’s prior written consent; (e) is requested or required to be disclosed by the receiving party pursuant to a court order, subpoena, governmental or regulatory authority request or law, provided the receiving party provides the protected party with reasonable assistance and notice, when legally and practically possible to do so, for the protected party to attempt to obtain a protective order or other confidential treatment at the protected party’s expense (it being understood that no prior notice shall be required in connection with the disclosure of information by the receiving party in response to a request from its regulators) and the receiving party discloses only that portion of the Confidential Information which is legally required to be disclosed; or (f) has been or is independently developed or obtained by the receiving party. Provisions authorizing the disclosure of information shall survive any termination of this Agreement. The obligations set forth in this Section 18 shall survive any termination of this Agreement for a period of two (2) years after such termination.

(b)       Notwithstanding the foregoing,

(i)       BNY Mellon may disclose relevant aspects of the Fund’s Confidential Information to its and BNY Mellon Affiliates’ officers, directors, professional advisors, counsel, personnel, subcontractors and third party vendors (each, a “BNY Mellon Representative” and collectively, the “BNY Mellon Representatives”), to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement. BNY Mellon shall take all reasonable measures to ensure that the Fund’s Confidential Information is not disclosed or duplicated in contravention of the provisions of this Agreement by such BNY Mellon Representatives and all such BNY Mellon Representatives shall be (A) informed by BNY Mellon of the confidential nature of such Confidential Information and of the confidentiality undertakings of BNY Mellon contained herein and (B) bound by either one or both of (I) written confidentiality obligations or (II) confidentiality obligations under the applicable BNY Mellon code of conduct or similar binding policy, in each case that are at least as restrictive as those by which BNY Mellon is bound as contained herein. BNY Mellon may also disclose relevant aspects of the Fund’s Confidential Information to TRP to the extent that such disclosure is reasonably necessary for the performance of the services contemplated hereunder. BNY Mellon shall be responsible for any breach of this Agreement by BNY Mellon Representatives.

(ii)       The Fund may disclose relevant aspects of BNY Mellon’s Confidential Information to Fund Affiliates or TRP and their respective officers, directors, professional advisors, counsel, personnel, subcontractors and third party vendors (each, a “TRP Representative” and collectively, the “TRP Representatives”), to the extent that such disclosure is reasonably necessary for the receipt and use of the services under this Agreement. The Fund shall take all reasonable measures to ensure that BNY Mellon’s Confidential Information is not disclosed or duplicated in contravention of the provisions of this Agreement by such TRP Representatives and all such TRP Representatives shall be (A) informed by the Fund of the confidential nature of such Confidential Information and of the confidentiality undertakings of the Fund contained herein and (B) bound by either one or both of (I) written confidentiality obligations or (II) confidentiality obligations under the applicable TRP code of conduct or similar binding policy, in each case that are at least as restrictive as those by which the Fund is bound as contained herein. The Fund shall be responsible for any breach of this Agreement by TRP Representatives.

(c)       Notwithstanding anything contained in this Section 18, BNY Mellon will not engage in proprietary trading based on non-public portfolio holdings or transaction information of the Fund.

19.  Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts together shall constitute only one instrument.

20.  No Publicity.

A party to this Agreement shall not use the name or marks of, refer to, or identify the other party (or any related entity) in any publicity releases, interviews, promotional or marketing materials, public announcements, testimonials or advertising without the prior written approval of authorized representatives of the other party (which approval a party may withhold in its sole discretion), except no such written approval is required to the extent any such disclosure is required by law. BNY Mellon may identify the Fund(s) as a client in client lists, provided that the Fund(s) name is no more prominent than any other client on such list(s). A party may withdraw such consent at any time.

21.  Parties’ Relationship.

The parties to the Agreement are independent parties. BNY Mellon, in furnishing the Services, is acting as an independent contractor. BNY Mellon has the sole right and obligation to supervise, manage, contract, direct, procure, perform or cause to be performed, all work to be performed by BNY Mellon and its employees, agents, independent contractors and other representatives under the Agreement. At no time shall any such individuals represent himself or herself as an employee of a Fund or be considered an employee of a Fund. BNY Mellon is not a joint venturer with, nor an employee, agent or partner of the Funds and has no authority to represent or bind the Funds as to any matters.

22.  Covenant of Good Faith.

Each party to this Agreement acknowledges and agrees, in its dealings with the other party under or in connection with this Agreement, including the performance of all obligations and the exercise of all rights under this Agreement, it shall comply with the fundamental principle of good faith and fair dealing.

23.  Invalidity.

If any of the provisions of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired.

24.  The Parties.

All references herein to “the Fund” are to each of the Funds listed on Exhibit A individually or any class thereof, as if this Agreement were between such individual Fund and BNY Mellon. In the case of a series Fund or trust or a separate class of shares, all references to “the Fund” are to the individual series, portfolio or class of such Fund or trust, or to such Fund or trust on behalf of the individual series, portfolio or class, as appropriate. The “Fund” also includes any T. Rowe Price Funds that may be established after the execution of this Agreement; provided, however, upon notice to BNY Mellon of any such T. Rowe Price Funds established after the execution of this Agreement, BNY Mellon and the applicable fund shall cooperate in good faith to promptly execute a written addendum to this Agreement adding such fund, and BNY Mellon shall not be obligated to commence to provide services hereunder to such fund until such addendum has been executed by BNY Mellon and the applicable fund. Any reference in this Agreement to a “party” or “Party” shall mean BNY Mellon or such other individual Fund as to which the matter pertains individually, and to the “parties” or “Parties” shall mean BNY Mellon and such other individual Fund as to which the matter pertains collectively.

25.  Directors, Trustees and Shareholders and Massachusetts Business Trust.

It is understood and is expressly stipulated that neither the holders of shares in the Fund nor any Directors or Trustees of the Fund shall be personally liable hereunder.

With respect to any Fund which is a party to this Agreement and which is organized as a Massachusetts business trust (“Trust”), the term “Fund” means and refers to the trust established by its applicable trust agreement (Declaration of Trust) as the same may be amended from time to time. It is expressly agreed that the obligations of any such Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement has been authorized by the trustees and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

26.  Rules of Construction.

(a)       Language. This Agreement is in the English language only, which language shall be controlling in all respects, and all versions of this Agreement in any other language shall be for accommodation only and shall not be binding upon the parties. All communication, notices, or other documents to be made, given, or approved pursuant to this Agreement shall be made in the English language.

(b)       Use of Certain Words. Unless the context requires otherwise:

(i.)	“including” (and any of its derivative forms) means including but not limited to;

(ii.)	“may” means has the right, but not the obligation to do something and “may not” means does not have the right to do something;

(iii.)	“shall” and “will” are expressions of command, not merely expressions of future intent or expectation;

(iv.)	“written” or “in writing” is used for emphasis in certain circumstances, but that shall not derogate from the general application of the notice requirements set forth in Section 16 in those and other circumstances; and

(v.)	use of the singular imports the plural and vice versa.

(c)       Interpretation. The terms and conditions of this Agreement are the result of negotiations between the Parties. The Parties intend that this Agreement shall not be construed in favor of or against any Party by reason of the extent to which any Party or its professional advisors participated in the preparation or drafting of this Agreement.

(d)       Headings and Article, Section and Exhibit References. The Article and Section headings are for reference and convenience only and shall not be considered in the interpretation of this Agreement. Unless otherwise indicated, Article or Section references are to Articles or Sections of the document in which the reference is contained. References to numbered Articles or Sections of this Agreement also refer to and include all subsections of the referenced Article or Section. References to Appendices, Exhibits or Schedules of this Agreement also refer to and include all attachments of the referenced Appendix, Exhibit or Schedule.

(e)       Order of Precedence. If a conflict occurs between this Agreement and any Appendix, Exhibit or Schedule, unless otherwise specifically stated in the Appendices, Exhibits or Schedules, the order of precedence shall be:

(i) First, this Agreement;

(ii) Second, Schedule I and the Appendices thereto; and

(iii) Third, any other Appendix, Exhibit or Schedule.

provided, however, that this Agreement shall control if a conflict occurs between this Agreement and any Appendix, Exhibit or Schedule and the NAV Error Policy, except as expressly set forth in the NAV Error Policy.

(f)       Covenant of Further Assurances. The Funds and BNY Mellon covenant and agree that, subsequent to the execution and delivery of this Agreement and, without any additional consideration, each of the Funds and BNY Mellon shall execute and deliver any further legal instruments and perform any acts that may be reasonably required to confirm and effectuate the validity and enforceability of this Agreement.

(g)       Survival. Any and all provisions of this Agreement which by their nature or effect are required or intended to be observed, kept, or performed after the expiration or termination of this Agreement shall survive the expiration or any termination of this Agreement and remain binding upon and for the parties’ benefit.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.

By: /s/ David Oestreicher on behalf of each Fund identified on Exhibit A attached hereto

Name: David Oestreicher Title: Vice President

T. ROWE PRICE ASSOCIATES, INC. solely with respect to the representations and warranties provided at Section 3(c)

By: /s/ William Strickland Name: William Strickland Title: Vice President

THE BANK OF NEW YORK MELLON

By: /s/ Samir Pandiri Name: Samir Pandiri Title: CEO Asset Servicing

Date: July 30, 2015

[Signature Page to Fund Accounting Agreement]

EXHIBIT A

List of Funds/Portfolios

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	DSG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Prime Reserve Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund – Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund – Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Focused Bond Fund, Inc.	STI	Mutual Fund
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund – Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund – Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund – Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund – Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Prime Reserve Fund, Inc.	PRF	Mutual Fund
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund – Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund – Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund – Parent
T. Rowe Price Government Reserve Investment Fund	GRS	Mutual Fund - Series
T. Rowe Price Reserve Investment Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Reserve Fund	GRI	Mutual Fund – Series
T. Rowe Price Short-Term Reserve Fund	REI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund – Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Summit Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target Retirement 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target Retirement 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target Retirement 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target Retirement 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target Retirement 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target Retirement 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target Retirement 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target Retirement 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target Retirement 2045 Fund	TRL	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target Retirement 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target Retirement 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target Retirement 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

SCHEDULE I

Schedule of Services

All services provided in this Schedule of Services are subject to the review and approval of the appropriate Fund officers, Fund counsel and accountants of each Fund, as may be applicable. The services included on this Schedule of Services may be provided by BNY Mellon or a BNY Mellon Affiliate, collectively referred to herein as “BNY Mellon”. Additionally, the services provided shall comply with generally accepted accounting principles, regulatory requirements and/or such TRP policies and Instructions as applicable.

VALUATION SUPPORT AND COMPUTATION ACCOUNTING SERVICES

BNY Mellon shall provide the following valuation support and computation accounting services for each Fund:

■	Journalize investment, capital share and income and expense activities;

■	Maintain individual ledgers for investment securities;

■	Maintain historical tax lots for each security;

■	Corporate action processing as more fully set forth in the SLDs;

■	Reconcile cash and investment balances of each Fund with the Fund’s custodian or other counterparties as applicable;

■	Provide a Fund’s investment adviser, as applicable, with the cash balance available for investment purposes at start-of-day and upon request, as agreed by the parties;

■	Calculate capital gains and losses;

■	Calculate daily distribution rate per share;

■	Determine net income;

■	Obtain security market quotes and currency exchange rates from pricing services approved by a Fund’s investment adviser, or if such quotes are unavailable, then obtain such prices from the Fund’s investment adviser, and in either case, calculate the market value of each Fund’s investments in accordance with the Fund’s valuation policies or guidelines; provided, however, that BNY Mellon shall not under any circumstances be under a duty to independently price or value any of the Fund’s investments, including securities lending related cash collateral investments (with the exception of the services provided hereunder to Funds utilized for such cash collateral investments), itself or to confirm or validate any information or valuation provided by the investment adviser or any other pricing source, nor shall BNY Mellon have any liability relating to inaccuracies or otherwise with respect to such information or valuations; notwithstanding the foregoing, BNY Mellon shall follow the established procedures and controls to identify exceptions, tolerance breaches, etc. and to research and resolve or escalate any pricing inaccuracies;

■	Application of the established automated price validation rules against prices received from third party vendors and review of exceptions as identified;

■	Calculate Net Asset Value in the manner specified in the Fund’s Offering Materials (which, for the service described herein, shall include the Fund’s Net Asset Value error policy);

■	Calculate Accumulated Unit Values (“AUV”) for select funds as mutually agreed upon between the parties;

■	Transmit or make available a copy of the daily portfolio valuation to a Fund’s investment adviser;

■	Calculate yields, portfolio dollar-weighted average maturity and dollar-weighted average life as applicable; and

■	Calculate portfolio turnover rate for inclusion in the annual and semi-annual shareholder reports.

■	For money market funds, obtain security market quotes and calculate the market-value Net Asset Value in accordance with the Fund’s valuation policies and guidelines at such times and frequencies as required by regulation and/or instruction from TRP.

FINANCIAL REPORTING; MONEY MARKET FUND SERVICES

BNY Mellon shall provide the following financial reporting services for each Fund:

■	Financial Statement Preparation & Review

●	Prepare the Fund’s annual and semi-annual shareholder reports[2] for shareholder delivery and for inclusion in Form N-CSR;

●	Prepare the Fund’s fiscal quarterly schedule of portfolio holdings for inclusion in Form N-Q;

[2]	Requires “Typesetting Services” as described herein.

●	Prepare, circulate and maintain the Fund’s financial reporting production calendar and track status of reporting cycles;

●	Coordinate N-SAR surveys; prepare and file (or coordinate the filing of) the Fund’s Form N-SAR; and

●	Prepare and coordinate the filing of the Fund’s monthly website files and Form N-MFP, as applicable to money market funds.

■	Typesetting Services

●	Create financial compositions for the applicable financial report and related EDGAR files;

●	Maintain country codes, industry class codes, security class codes and state codes;

●	Map individual general ledger accounts into master accounts to be displayed in the applicable financial reports;

●	Create components that will specify the proper grouping and sorting for display of portfolio information;

●	Create components that will specify the proper calculation and display of financial data required for each applicable financial report (except for identified manual entries, which BNY Mellon will enter);

●	Process, convert and load security and general ledger data;

●	Include data in financial reports provided from external parties to BNY Mellon which includes, but is not limited to: shareholder letters, “Management Discussion and Analysis” commentary, notes on performance, form of notes to financials, report of independent auditors, Fund management listing, service providers listing and Fund spectrums;

●	Generate financial reports using the Vendor’s capabilities which include the following:

○	table of contents;

○	schedules of investments;

○	statement of net assets;

○	statements of assets and liabilities;

○	statements of operation;

○	statements of changes;

○	statements of cash flows;

○	financial highlights;

○	notes to financial statements;

○	report of independent registered public accounting firm;

○	tax information; and

○	additional Fund information as mutually agreed in writing between BNY Mellon and a Fund.

●	Unless mutually agreed in writing between BNY Mellon and a Fund, solely with respect to typesetting services, BNY Mellon will use the same layout and format for every successive reporting period for the typeset reports. At the request of a Fund and upon the mutual written agreement of BNY Mellon and the Fund as to the scope of any changes and additional compensation of BNY Mellon, BNY Mellon will, or will cause the Vendor to, change the format or layout of reports from time to time.

■	Money Market Fund Services

●	Prepare, on a monthly basis, Form N-MFP, subject to BNY Mellon’s timely receipt of all necessary information related thereto;

●	Prepare, on a monthly basis, an electronic file of the portfolio holdings information required by Rule 2a-7(c)(12) promulgated under the 1940 Act for public website disclosure, subject to BNY Mellon’s timely receipt of all necessary information related thereto;

●	File Form N-MFP with the SEC; and

●	Provide the electronic file of the portfolio holdings information to the Fund or, at the Fund’s written direction, to an identified third party.

●	Neither BNY Mellon nor the Vendor, in connection with a particular Money Market Fund Services report, will: (i) access, post reports to or perform any service on a Fund’s website; or (ii) prepare, provide or generate any reports, forms or files not specifically agreed to by BNY Mellon in advance.

●	The applicable Fund acknowledges that it shall be responsible for the retention of any Money Market Fund Services reports in accordance with Rule 2a-7 promulgated under the 1940 Act or any other applicable rule or regulation.

●	Unless mutually agreed in writing between BNY Mellon and a Fund, solely with respect to typesetting of the money market fund services, BNY Mellon will use the same layout and format for every successive reporting period for the Money Market Fund Services reports. At the request of a Fund and upon the mutual written agreement of BNY Mellon and the Fund as to the scope of any changes and additional compensation of BNY Mellon, BNY Mellon will, or will cause the Vendor to, customize Money Market Fund Services reports from time to time.

●	Assist with the preparation and filing with the SEC of Form N-CR as requested by the Fund or Adviser.

TAX SUPPORT SERVICES

BNY Mellon shall provide the following tax support services for each Fund:

■	Provide various data and reports as agreed upon in the SLDs to support TRP’s tax reporting and tax filing obligations, including:

●	Wash sales reporting;

●	QDI reporting;

●	DRD reporting;

●	PFIC analysis;

●	Straddle analysis;

●	Paydown adjustments;

●	Equalization debit adjustments

●	Tax compliance under §851, §817(h);

●	Foreign bond sale analysis (§988);

●	Troubled debt analysis;

●	Estimation of income for excise tax purposes;

●	Swap analysis;

●	Inflation adjustments;

●	§1256 adjustments;

●	Market discount analysis;

●	OID adjustments;

●	CPDI analysis;

●	Shareholder tax reporting information (e.g. FTC, UGG income, foreign source income by country, exempt income by state);

■	Provide data, and reports based on such data, maintained by BNY Mellon on its fund accounting platform as reasonably requested by TRP to support TRP’s obligations to comply with requests from tax authorities and TRP’s tax reporting and tax filing obligations.

■	Assist with other tax-related data needs as mutually agreed upon in writing from time-to-time.

FUND ADMINISTRATION SERVICES

BNY Mellon shall provide the following fund administration services for each Fund, Series and class:

■	Calculate Fund approved income and per share amounts required for periodic distributions to be made by the applicable Fund, Series or class;

■	Coordinate a Fund’s annual audit and respond timely and completely to related requests;

■	Cooperate with each Fund’s independent auditors;

■	Supply various normal and customary portfolio and Fund statistical data as requested on an ongoing basis; and

■	If the chief executive officer or chief financial officer of a Fund is required to provide a certification as part of the Fund’s Form N-Q or Form N-CSR filing pursuant to regulations promulgated by the SEC under Section 302 of the Sarbanes-Oxley Act of 2002, provide a sub-certification in support of certain matters set forth in the aforementioned certification. Such sub-certification is to be in such form and relating to such matters as reasonably agreed to by BNY Mellon in advance. BNY Mellon shall be required to provide the sub-certification only during the term of this Agreement with respect to the applicable Fund or Series and only if it receives such cooperation as it may request to perform its investigations with respect to the sub-certification. For clarity, the sub-certification is not itself a certification under the Sarbanes-Oxley Act of 2002 or under any other law, rule or regulation.

REGULATORY ADMINISTRATION SERVICES

BNY Mellon shall provide the following regulatory administration services for each Fund and Series:

■	Assist the Fund in responding to SEC examination requests by providing requested documents in the possession of BNY Mellon that are on the SEC examination request list and by making employees responsible for providing services available to regulatory authorities having jurisdiction over the performance of such services as may be required or reasonably requested by such regulatory authorities;

■	Assist with and/or coordinate such other filings, notices and regulatory matters and other due diligence requests or requests for proposal on such terms and conditions as BNY Mellon and the applicable Fund on behalf of itself and its Series may mutually agree upon in writing from time to time; and

■	38a-1 Compliance Support Services:

●	Provide compliance policies and procedures related to services provided by BNY Mellon and, if mutually agreed, certain of the BNY Mellon Affiliates; summary procedures thereof; and periodic certification letters.

●	Such Compliance Support Services are administrative in nature and do not constitute, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of a Fund or any other person, and such services are subject to review and approval by the applicable Fund and by the Fund’s legal counsel.

●	Provide access to Fund records so as to permit the Fund or TRP to test the performance of BNY Mellon in providing the services under this Agreement.

●	Such Compliance Support Services performed by BNY Mellon under this Agreement shall be at the request and direction of the Fund and/or its chief compliance officer (the “Fund’s CCO”), as applicable. BNY Mellon disclaims liability to the Fund, and the Fund is solely responsible, for the selection, qualifications and performance of the Fund’s CCO and the adequacy and effectiveness of the Fund’s compliance program.

AMENDMENT NO. 1

TO

Fund Accounting Agreement

This Amendment No. 1 (this “Amendment”) is made and entered into effective as of December 9, 2015 (“Amendment Effective Date”) by and between each Fund listed on amended Exhibit A (each a “Fund” or collectively the “Funds”), attached hereto as attachment A, T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED EXHIBIT A

The Fund Accounting Agreement is hereby amended by replacing Exhibit A, in its entirety, with the amended Exhibit A, attached hereto as Attachment A, by adding T. Rowe Price Mid-Cap Index Fund and T. Rowe Price Small-Cap Index Fund on behalf of T. Rowe Price Index Trust, Inc.; by changing the name of T. Rowe Price Inflation Focused Bond Fund, Inc. to T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.; and by changing the Entity Type from Mutual Fund to Mutual Fund—Parent for the T. Rowe Price Balanced Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Inflation Protected Bond Fund, Inc., T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc. and T. Rowe Price New Era Fund, Inc.

3.	AMENDED ADDRESS FOR BNY MELLON

All references to BNY Mellon’s address at One Wall Street, New York, New York 10286 are hereby replaced with 255 Liberty Street, New York, New York 10286.

4.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

5.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

6.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

t. rowe price associates, inc.	THE BANK OF NEW YORK MELLON

By: /s/ David Oestreicher	By: /s/ James E. Cecere
Name: David Oestreicher	Name: James E. Cecere
Title: Vice President	Title: Managing Director
Date: December 17, 2015	Date: January 8, 2016

On behalf of each Fund listed in Amended Exhibit A By: /s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date: December 17, 2015

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	DSG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Prime Reserve Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent

T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Prime Reserve Fund, Inc.	PRF	Mutual Fund
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Investment Fund	GRS	Mutual Fund - Series
T. Rowe Price Reserve Investment Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Reserve Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Reserve Fund	REI	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Summit Cash Reserves Fund	SCR	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target Retirement 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target Retirement 2010 Fund	TRB	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target Retirement 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target Retirement 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target Retirement 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target Retirement 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target Retirement 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target Retirement 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target Retirement 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target Retirement 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target Retirement 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target Retirement 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 2

TO

Fund Accounting Agreement

This Amendment No. 2 (this “Amendment”) is made and entered into effective as of February 23, 2016 (“Amendment Effective Date”) by and between each Fund listed on amended Exhibit A (each a “Fund” or collectively the “Funds”), attached hereto as attachment A, T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED EXHIBIT A

The Fund Accounting Agreement is hereby amended by replacing Exhibit A, in its entirety, with the amended Exhibit A, attached hereto as Attachment A, by changing the name of the T. Rowe Price Diversified Small-Cap Growth Fund, Inc. corporation to T. Rowe Price Quantitative Management Funds, Inc.; by changing the Entity Type of T. Rowe Price Quantitative Management Funds, Inc. to Mutual Fund - Parent; by changing the name of the T. Rowe Price Diversified Small-Cap Growth Fund series to T. Rowe Price QM U.S. Small-Cap Growth Equity Fund; by adding T. Rowe Price QM Global Equity Fund, T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund, and T. Rowe Price QM U.S. Value Equity Fund as Mutual Fund – Series of the T. Rowe Price Quantitative Management Funds, Inc.; by changing the Entity Type of the T. Rowe Price Health Sciences Fund, Inc. to Mutual Fund – Parent; by changing the Entity Type of the T. Rowe Price Media & Telecommunications Fund, Inc. to Mutual Fund – Parent; and by removing “Retirement” from the names of the T. Rowe Price Target Retirement Funds series.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Don Brophy
Name: Don Brophy
Title: Vice President
Date: February 26, 2016

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: January 19, 2016

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date: January 22, 2016

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Prime Reserve Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent

T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Prime Reserve Fund, Inc.	PRF	Mutual Fund
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Investment Fund	GRS	Mutual Fund - Series
T. Rowe Price Reserve Investment Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Reserve Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Reserve Fund	REI	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Summit Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 3

TO

Fund Accounting Agreement

This Amendment No. 3 (this “Amendment”) is made and entered into effective as of April 27, 2016 (“Amendment Effective Date”) by and between each Fund listed on amended Exhibit A (each a “Fund” or collectively the “Funds”), attached hereto as attachment A, T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED EXHIBIT A

The Fund Accounting Agreement is hereby amended by adding T. Rowe Price Global Consumer Fund as a Mutual Fund – Series of the T. Rowe Price International Funds, Inc. and by changing the name of T. Rowe Price Prime Reserve Portfolio to T. Rowe Price Government Money Portfolio.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Michael T. Falvey
Name: Michael T. Falvey
Title: Director
Date: April 12, 2016

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: April 7, 2016

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date: April 8, 2016

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type

T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type

T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type

T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type

T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type

T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type

T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent

T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type

T. Rowe Price Prime Reserve Fund, Inc.	PRF	Mutual Fund
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Investment Fund	GRS	Mutual Fund - Series
T. Rowe Price Reserve Investment Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Reserve Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Reserve Fund	REI	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type

New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Summit Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type

‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type

T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 4

TO

Fund Accounting Agreement

This Amendment No. 4 (this “Amendment”) is made and entered into effective as of April 30, 2016 (“Amendment Effective Date”) by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED SCHEDULE I

The Fund Accounting Agreement is hereby amended by replacing Schedule I, in its entirety, with the amended Schedule I, attached hereto as Attachment A, by restating the services described under the heading “Money Market Fund Services”.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Donald Brophy
Name: Donald Brophy
Title: Vice President
Date: July 20, 2016

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: July 1, 2016

On behalf of each Fund listed in Amended Exhibit A

By:	/s / Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date: July 1, 2016

ATTACHMENT A

AMENDED SCHEDULE I

Schedule of Services

All services provided in this Schedule of Services are subject to the review and approval of the appropriate Fund officers, Fund counsel and accountants of each Fund, as may be applicable. The services included on this Schedule of Services may be provided by BNY Mellon or a BNY Mellon Affiliate, collectively referred to herein as “BNY Mellon”. Additionally, the services provided shall comply with generally accepted accounting principles, regulatory requirements and/or such TRP policies and Instructions as applicable.

VALUATION SUPPORT AND COMPUTATION ACCOUNTING SERVICES

BNY Mellon shall provide the following valuation support and computation accounting services for each Fund:

■	Journalize investment, capital share and income and expense activities;

■	Maintain individual ledgers for investment securities;

■	Maintain historical tax lots for each security;

■	Corporate action processing as more fully set forth in the SLDs;

■	Reconcile cash and investment balances of each Fund with the Fund’s custodian or other counterparties as applicable;

■	Provide a Fund’s investment adviser, as applicable, with the cash balance available for investment purposes at start-of-day and upon request, as agreed by the parties;

■	Calculate capital gains and losses;

■	Calculate daily distribution rate per share;

■	Determine net income;

■	Obtain security market quotes and currency exchange rates from pricing services approved by a Fund’s investment adviser, or if such quotes are unavailable, then obtain such prices from the Fund’s investment adviser, and in either case, calculate the market value of each Fund’s investments in accordance with the Fund’s valuation policies or guidelines; provided, however, that BNY Mellon shall not under any circumstances be under a duty to independently price or value any of the Fund’s investments, including securities lending related cash collateral investments (with the exception of the services provided hereunder to Funds utilized for such cash collateral investments), itself or to confirm or validate any information or valuation provided by the investment adviser or any other pricing source, nor shall BNY Mellon have any liability relating to inaccuracies or otherwise with respect to such information or valuations; notwithstanding the foregoing, BNY Mellon shall follow the established procedures and controls to identify exceptions, tolerance breaches, etc. and to research and resolve or escalate any pricing inaccuracies;

■	Application of the established automated price validation rules against prices received from third party vendors and review of exceptions as identified;

■	Calculate Net Asset Value in the manner specified in the Fund’s Offering Materials (which, for the service described herein, shall include the Fund’s Net Asset Value error policy);

■	Calculate Accumulated Unit Values (“AUV”) for select funds as mutually agreed upon between the parties;

■	Transmit or make available a copy of the daily portfolio valuation to a Fund’s investment adviser;

■	Calculate yields, portfolio dollar-weighted average maturity and dollar-weighted average life as applicable; and

■	Calculate portfolio turnover rate for inclusion in the annual and semi-annual shareholder reports.

■	For money market funds, obtain security market quotes and calculate the market-value Net Asset Value in accordance with the Fund’s valuation policies and guidelines at such times and frequencies as required by regulation and/or instruction from TRP.

FINANCIAL REPORTING; MONEY MARKET FUND SERVICES

BNY Mellon shall provide the following financial reporting services for each Fund:

■	Financial Statement Preparation & Review

●	Prepare the Fund’s annual and semi-annual shareholder reports[2] for shareholder delivery and for inclusion in Form N-CSR;

●	Prepare the Fund’s fiscal quarterly schedule of portfolio holdings[2] for inclusion in Form N-Q;

●	Prepare, circulate and maintain the Fund’s financial reporting production calendar and track status of reporting cycles;

●	Coordinate N-SAR surveys; prepare and file (or coordinate the filing of) the Fund’s Form N-SAR; and

●	Prepare and coordinate the filing of the Fund’s monthly website files and Form N-MFP, as applicable to money market funds.

■	Typesetting Services

●	Create financial compositions for the applicable financial report and related EDGAR files;

●	Maintain country codes, industry class codes, security class codes and state codes;

●	Map individual general ledger accounts into master accounts to be displayed in the applicable financial reports;

●	Create components that will specify the proper grouping and sorting for display of portfolio information;

●	Create components that will specify the proper calculation and display of financial data required for each applicable financial report (except for identified manual entries, which BNY Mellon will enter);

●	Process, convert and load security and general ledger data;

●	Include data in financial reports provided from external parties to BNY Mellon which includes, but is not limited to: shareholder letters, “Management Discussion and Analysis” commentary, notes on performance, form of notes to financials, report of independent auditors, Fund management listing, service providers listing and Fund spectrums;

[2]	Requires “Typesetting Services” as described herein.

●	Generate financial reports using the Vendor’s capabilities which include the following:

○	table of contents;

○	schedules of investments;

○	statement of net assets;

○	statements of assets and liabilities;

○	statements of operation;

○	statements of changes;

○	statements of cash flows;

○	financial highlights;

○	notes to financial statements;

○	report of independent registered public accounting firm;

○	tax information; and

○	additional Fund information as mutually agreed in writing between BNY Mellon and a Fund.

●	Unless mutually agreed in writing between BNY Mellon and a Fund, solely with respect to typesetting services, BNY Mellon will use the same layout and format for every successive reporting period for the typeset reports. At the request of a Fund and upon the mutual written agreement of BNY Mellon and the Fund as to the scope of any changes and additional compensation of BNY Mellon, BNY Mellon will, or will cause the Vendor to, change the format or layout of reports from time to time.

■	Money Market Fund Services

●	BNY Mellon shall provide the following information in a mutually agreed upon electronic format to support the website disclosure requirements of the Funds, subject to BNY Mellon’s timely receipt of all necessary information related thereto that is not maintained on the BNY Mellon systems. The Funds acknowledge that BNY Mellon is not responsible for the Funds’ website, for any servicing on the Funds’ website, or for uploading, downloading or maintaining any information on or required to be on the Funds’ website.

○	Date.

○	Fund identifier.

○	Share class.

○	Market NAV (rounded to four (4) decimal places).

○	Daily liquid assets.

○	Weekly liquid assets.

○	Shareholder inflows and outflows.

●	Assist with the preparation and filing with the SEC of Form N-CR as requested by the Fund or Adviser.

●	BNY Mellon shall, or shall cause the Vendor, to: (i) prepare, on a monthly basis, Form N-MFP, subject to BNY Mellon’s timely receipt of all necessary information related thereto that is not maintained on the BNY Mellon systems; and (ii) file Form N-MFP with the SEC, on a monthly basis; and

●	Prepare and provide an electronic file of the portfolio holdings information required by Rule 2a-7(h)(10) to the Fund or, at the Fund’s written direction, to an identified third party (the deliverables for the above money market fund services collectively referred to as, the “Money Market Fund Services Reports”).

●	Neither BNY Mellon nor the Vendor, in connection with a particular Money Market Fund Services Report, will prepare, provide or generate any reports, forms or files not specifically agreed to by BNY Mellon in advance.

●	The applicable Fund acknowledges that it shall be responsible for the retention of any Money Market Fund Services Reports in accordance with Rule 2a-7 promulgated under the 1940 Act or any other applicable rule or regulation.

●	Unless mutually agreed in writing between BNY Mellon and a Fund, solely with respect to typesetting of the Money Market Fund Services Reports, BNY Mellon will use the same layout and format for every successive reporting period for the Money Market Fund Services Reports. At the request of a Fund and upon the mutual written agreement of BNY Mellon and the Fund as to the scope of any changes and additional compensation of BNY Mellon, BNY Mellon will, or will cause the Vendor to, customize Money Market Fund Services Reports from time to time.

TAX SUPPORT SERVICES

BNY Mellon shall provide the following tax support services for each Fund:

■	Provide various data and reports as agreed upon in the SLDs to support TRP’s tax reporting and tax filing obligations, including:

●	Wash sales reporting;

●	QDI reporting;

●	DRD reporting;

●	PFIC analysis;

●	Straddle analysis;

●	Paydown adjustments;

●	Equalization debit adjustments

●	Tax compliance under §851, §817(h);

●	Foreign bond sale analysis (§988);

●	Troubled debt analysis;

●	Estimation of income for excise tax purposes;

●	Swap analysis;

●	Inflation adjustments;

●	§1256 adjustments;

●	Market discount analysis;

●	OID adjustments;

●	CPDI analysis;

●	Shareholder tax reporting information (e.g. FTC, UGG income, foreign source income by country, exempt income by state);

■	Provide data, and reports based on such data, maintained by BNY Mellon on its fund accounting platform as reasonably requested by TRP to support TRP’s obligations to comply with requests from tax authorities and TRP’s tax reporting and tax filing obligations.

■	Assist with other tax-related data needs as mutually agreed upon in writing from time-to-time.

FUND ADMINISTRATION SERVICES

BNY Mellon shall provide the following fund administration services for each Fund, Series and class:

■	Calculate Fund approved income and per share amounts required for periodic distributions to be made by the applicable Fund, Series or class;

■	Coordinate a Fund’s annual audit and respond timely and completely to related requests;

■	Cooperate with each Fund’s independent auditors;

■	Supply various normal and customary portfolio and Fund statistical data as requested on an ongoing basis; and

■	If the chief executive officer or chief financial officer of a Fund is required to provide a certification as part of the Fund’s Form N-Q or Form N-CSR filing pursuant to regulations promulgated by the SEC under Section 302 of the Sarbanes-Oxley Act of 2002, provide a sub-certification in support of certain matters set forth in the aforementioned certification. Such sub-certification is to be in such form and relating to such matters as reasonably agreed to by BNY Mellon in advance. BNY Mellon shall be required to provide the sub-certification only during the term of this Agreement with respect to the applicable Fund or Series and only if it receives such cooperation as it may request to perform its investigations with respect to the sub-certification. For clarity, the sub-certification is not itself a certification under the Sarbanes-Oxley Act of 2002 or under any other law, rule or regulation.

REGULATORY ADMINISTRATION SERVICES

BNY Mellon shall provide the following regulatory administration services for each Fund and Series:

■	Assist the Fund in responding to SEC examination requests by providing requested documents in the possession of BNY Mellon that are on the SEC examination request list and by making employees responsible for providing services available to regulatory authorities having jurisdiction over the performance of such services as may be required or reasonably requested by such regulatory authorities;

■	Assist with and/or coordinate such other filings, notices and regulatory matters and other due diligence requests or requests for proposal on such terms and conditions as BNY Mellon and the applicable Fund on behalf of itself and its Series may mutually agree upon in writing from time to time; and

■	38a-1 Compliance Support Services:

●	Provide compliance policies and procedures related to services provided by BNY Mellon and, if mutually agreed, certain of the BNY Mellon Affiliates; summary procedures thereof; and periodic certification letters.

●	Such Compliance Support Services are administrative in nature and do not constitute, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of a Fund or any other person, and such services are subject to review and approval by the applicable Fund and by the Fund’s legal counsel.

●	Provide access to Fund records so as to permit the Fund or TRP to test the performance of BNY Mellon in providing the services under this Agreement.

●	Such Compliance Support Services performed by BNY Mellon under this Agreement shall be at the request and direction of the Fund and/or its chief compliance officer (the “Fund’s CCO”), as applicable. BNY Mellon disclaims liability to the Fund, and the Fund is solely responsible, for the selection, qualifications and performance of the Fund’s CCO and the adequacy and effectiveness of the Fund’s compliance program.

AMENDMENT NO. 5

TO

Fund Accounting Agreement

This Amendment No. 5 (this “Amendment”) is made and entered into effective as of July 19, 2016 (“Amendment Effective Date”) by and between each Fund listed on amended Exhibit A (each a “Fund” or collectively the “Funds”), attached hereto as attachment A, T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED EXHIBIT A

The Fund Accounting Agreement is hereby amended by adding T. Rowe Price Institutional Cash Reserves Fund as a Mutual Fund – Series of the T. Rowe Price Institutional Income Funds, Inc.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Donald Brophy
Name: Donald Brophy
Title: Vice President
Date: September 2, 2016

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: August 5, 2016

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date: August 3, 2016

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Prime Reserve Fund, Inc.	PRF	Mutual Fund
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Investment Fund	GRS	Mutual Fund - Series
T. Rowe Price Reserve Investment Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Reserve Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Reserve Fund	REI	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Summit Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 6

TO

Fund Accounting Agreement

This Amendment No. 6 (this “Amendment”) is made and entered into effective as of August 1, 2016 (“Amendment Effective Date”) by and between each Fund listed on amended Exhibit A (each a “Fund” or collectively the “Funds”), attached hereto as attachment A, T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED EXHIBIT A

The Fund Accounting Agreement is hereby amended by changing the name of the T. Rowe Price Prime Reserve Fund, Inc. to T. Rowe Price Government Money Fund, Inc.; by changing the name of the T. Rowe Price Reserve Investment Fund to the T. Rowe Price Government Reserve Fund and by the changing the name of the T. Rowe Price Government Reserve Investment Fund to the T. Rowe Price Treasury Reserve Fund, both Mutual Fund - Series of T. Rowe Price Reserve Investment Funds, Inc.; and by changing the name of the T. Rowe Price Summit Cash Reserves Fund to the T. Rowe Price Cash Reserves Fund, a Mutual Fund - Series of T. Rowe Price Summit Funds, Inc.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Donald Brophy
Name: Donald Brophy
Title: Vice President
Date: August 18, 2016

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: August 5, 2016

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date: August 3, 2016

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Government Money Fund, Inc.	PRF	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Reserve Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Reserve Fund	REI	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
New York Tax-Free Money Fund	NYM	Mutual Fund - Series
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 7

TO

Fund Accounting Agreement

This Amendment No. 7 (this “Amendment”) dated September 28, 2016 and effective as of September 6, 2016 (“Amendment Effective Date”) by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED SCHEDULE I

The Fund Accounting Agreement is hereby amended by replacing Schedule I, in its entirety, with the amended Schedule I, attached hereto as Attachment A, by restating the services described under the heading “Money Market Fund Services”.

3.	AMENDED SCHEDULE II

The Fund Accounting Agreement is hereby amended by replacing Schedule II, in its entirety, with the amended Schedule II, attached hereto as Attachment B, by restating NAV Error under the heading “Definitions”.

4.	AMENDED SCHEDULE IV

The Fund Accounting Agreement is hereby amended by replacing Schedule IV, in its entirety, with the amended Schedule IV, attached hereto as Attachment C, by adding the fees described under the heading “Money Market Fund Services Fee”.

5.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

6.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

7.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Donald Brophy
Name: Donald Brophy
Title: Vice President
Date: October 6, 2016

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: October 4, 2016

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date: September 30, 2016

ATTACHMENT A

AMENDED SCHEDULE I

Schedule of Services

All services provided in this Schedule of Services are subject to the review and approval of the appropriate Fund officers, Fund counsel and accountants of each Fund, as may be applicable. The services included on this Schedule of Services may be provided by BNY Mellon or a BNY Mellon Affiliate, collectively referred to herein as “BNY Mellon”. Additionally, the services provided shall comply with generally accepted accounting principles, regulatory requirements and/or such TRP policies and Instructions as applicable.

VALUATION SUPPORT AND COMPUTATION ACCOUNTING SERVICES

BNY Mellon shall provide the following valuation support and computation accounting services for each Fund:

▪	Journalize investment, capital share and income and expense activities;

▪	Maintain individual ledgers for investment securities;

▪	Maintain historical tax lots for each security;

▪	Corporate action processing as more fully set forth in the SLDs;

▪	Reconcile cash and investment balances of each Fund with the Fund’s custodian or other counterparties as applicable;

▪	Provide a Fund’s investment adviser, as applicable, with the cash balance available for investment purposes at start-of-day and upon request, as agreed by the parties;

▪	Calculate capital gains and losses;

▪	Calculate daily distribution rate per share;

▪	Determine net income;

▪	Obtain security market quotes and currency exchange rates from pricing services approved by a Fund’s investment adviser, or if such quotes are unavailable, then obtain such prices from the Fund’s investment adviser, and in either case, calculate the market value of each Fund’s investments in accordance with the Fund’s valuation policies or guidelines; provided, however, that BNY Mellon shall not under any circumstances be under a duty to independently price or value any of the Fund’s investments, including securities lending related cash collateral investments (with the exception of the services provided hereunder to Funds utilized for such cash collateral investments), itself or to confirm or validate any information or valuation provided by the investment adviser or any other pricing source, nor shall BNY Mellon have any liability relating to inaccuracies or otherwise with respect to such information or valuations; notwithstanding the foregoing, BNY Mellon shall follow the established procedures and controls to identify exceptions, tolerance breaches, etc. and to research and resolve or escalate any pricing inaccuracies;

▪	Application of the established automated price validation rules against prices received from third party vendors and review of exceptions as identified;

▪	Calculate Net Asset Value in the manner specified in the Fund’s Offering Materials (which, for the service described herein, shall include the Fund’s Net Asset Value error policy);

▪	Calculate Accumulated Unit Values (“AUV”) for select funds as mutually agreed upon between the parties;

▪	Transmit or make available a copy of the daily portfolio valuation to a Fund’s investment adviser;

▪	Calculate yields, portfolio dollar-weighted average maturity and dollar-weighted average life as applicable; and

▪	Calculate portfolio turnover rate for inclusion in the annual and semi-annual shareholder reports.

▪	For money market funds, obtain security market quotes and calculate the market-value Net Asset Value in accordance with the Fund’s valuation policies and guidelines at such times and frequencies as required by regulation and/or instruction from TRP.

FINANCIAL REPORTING; MONEY MARKET FUND SERVICES

BNY Mellon shall provide the following financial reporting services for each Fund:

▪	Financial Statement Preparation & Review

●	Prepare the Fund’s annual and semi-annual shareholder reports[3] for shareholder delivery and for inclusion in Form N-CSR;

●	Prepare the Fund’s fiscal quarterly schedule of portfolio holdings[3] for inclusion in Form N-Q;

●	Prepare, circulate and maintain the Fund’s financial reporting production calendar and track status of reporting cycles;

●	Coordinate N-SAR surveys; prepare and file (or coordinate the filing of) the Fund’s Form N-SAR; and

●	Prepare and coordinate the filing of the Fund’s monthly website files and Form N-MFP, as applicable to money market funds.

▪	Typesetting Services

●	Create financial compositions for the applicable financial report and related EDGAR files;

●	Maintain country codes, industry class codes, security class codes and state codes;

●	Map individual general ledger accounts into master accounts to be displayed in the applicable financial reports;

●	Create components that will specify the proper grouping and sorting for display of portfolio information;

●	Create components that will specify the proper calculation and display of financial data required for each applicable financial report (except for identified manual entries, which BNY Mellon will enter);

●	Process, convert and load security and general ledger data;

●	Include data in financial reports provided from external parties to BNY Mellon which includes, but is not limited to: shareholder letters, “Management Discussion and Analysis” commentary, notes on performance, form of notes to financials, report of independent auditors, Fund management listing, service providers listing and Fund spectrums;

[3]	Requires “Typesetting Services” as described herein.

●	Generate financial reports using the Vendor’s capabilities which include the following:

○	table of contents;

○	schedules of investments;

○	statement of net assets;

○	statements of assets and liabilities;

○	statements of operation;

○	statements of changes;

○	statements of cash flows;

○	financial highlights;

○	notes to financial statements;

○	report of independent registered public accounting firm;

○	tax information; and

○	additional Fund information as mutually agreed in writing between BNY Mellon and a Fund.

●	Unless mutually agreed in writing between BNY Mellon and a Fund, solely with respect to typesetting services, BNY Mellon will use the same layout and format for every successive reporting period for the typeset reports. At the request of a Fund and upon the mutual written agreement of BNY Mellon and the Fund as to the scope of any changes and additional compensation of BNY Mellon, BNY Mellon will, or will cause the Vendor to, change the format or layout of reports from time to time.

▪	Money Market Fund Services

●	For each Fund requiring an intraday “floating” Net Asset Value, BNY Mellon shall calculate Net Asset Value in the manner specified in the Fund’s Offering Materials at the following two (2) times during a day the Fund is open for subscription and redemption activity; (i) 12:00 PM EST; and (ii) 4:00 PM EST inclusive of the daily distribution factor per share. During the applicable period of the calendar year, daylight savings times will be substituted for the above times as appropriate. The parties acknowledge the calculation of the intraday “floating” Net Asset Values are subject to the Fund’s policies on as of transactions, NAV error correction, and such other policies that may impact the calculation of a Fund’s Net Asset Value.

●	BNY Mellon shall provide the following information in a mutually agreed upon electronic format to support the website disclosure requirements of the Funds, subject to BNY Mellon’s timely receipt of all necessary information related thereto that is not maintained on the BNY Mellon systems. The Funds acknowledge that BNY Mellon is not responsible for the Funds’ website, for any servicing on the Funds’ website, or for uploading, downloading or maintaining any information on or required to be on the Funds’ website.

○	Date.

○	Fund identifier.

○	Share class.

○	Market NAV (rounded to four (4) decimal places).

○	Daily liquid assets.

○	Weekly liquid assets.

○	Shareholder inflows and outflows.

●	Assist with the preparation and filing with the SEC of Form N-CR as requested by the Fund or Adviser.

●	BNY Mellon shall, or shall cause the Vendor, to: (i) prepare, on a monthly basis, Form N-MFP, subject to BNY Mellon’s timely receipt of all necessary information related thereto that is not maintained on the BNY Mellon systems; and (ii) file Form N-MFP with the SEC, on a monthly basis; and
●	Prepare and provide an electronic file of the portfolio holdings information required by Rule 2a-7(h)(10) to the Fund or, at the Fund’s written direction, to an identified third party (the deliverables for the above money market fund services collectively referred to as, the “Money Market Fund Services Reports”).

●	Neither BNY Mellon nor the Vendor, in connection with a particular Money Market Fund Services Report, will prepare, provide or generate any reports, forms or files not specifically agreed to by BNY Mellon in advance.

●	The applicable Fund acknowledges that it shall be responsible for the retention of any Money Market Fund Services Reports in accordance with Rule 2a-7 promulgated under the 1940 Act or any other applicable rule or regulation.

●	Unless mutually agreed in writing between BNY Mellon and a Fund, solely with respect to typesetting of the Money Market Fund Services Reports, BNY Mellon will use the same layout and format for every successive reporting period for the Money Market Fund Services Reports. At the request of a Fund and upon the mutual written agreement of BNY Mellon and the Fund as to the scope of any changes and additional compensation of BNY Mellon, BNY Mellon will, or will cause the Vendor to, customize Money Market Fund Services Reports from time to time.

TAX SUPPORT SERVICES

BNY Mellon shall provide the following tax support services for each Fund:

▪	Provide various data and reports as agreed upon in the SLDs to support TRP’s tax reporting and tax filing obligations, including:

●	Wash sales reporting;

●	QDI reporting;

●	DRD reporting;

●	PFIC analysis;

●	Straddle analysis;

●	Paydown adjustments;

●	Equalization debit adjustments

●	Tax compliance under §851, §817(h);

●	Foreign bond sale analysis (§988);

●	Troubled debt analysis;

●	Estimation of income for excise tax purposes;

●	Swap analysis;

●	Inflation adjustments;

●	§1256 adjustments;

●	Market discount analysis;

●	OID adjustments;

●	CPDI analysis;

●	Shareholder tax reporting information (e.g. FTC, UGG income, foreign source income by country, exempt income by state);

▪	Provide data, and reports based on such data, maintained by BNY Mellon on its fund accounting platform as reasonably requested by TRP to support TRP’s obligations to comply with requests from tax authorities and TRP’s tax reporting and tax filing obligations.

▪	Assist with other tax-related data needs as mutually agreed upon in writing from time-to-time.

FUND ADMINISTRATION SERVICES

BNY Mellon shall provide the following fund administration services for each Fund, Series and class:

▪	Calculate Fund approved income and per share amounts required for periodic distributions to be made by the applicable Fund, Series or class;

▪	Coordinate a Fund’s annual audit and respond timely and completely to related requests;

▪	Cooperate with each Fund’s independent auditors;

▪	Supply various normal and customary portfolio and Fund statistical data as requested on an ongoing basis; and

▪	If the chief executive officer or chief financial officer of a Fund is required to provide a certification as part of the Fund’s Form N-Q or Form N-CSR filing pursuant to regulations promulgated by the SEC under Section 302 of the Sarbanes-Oxley Act of 2002, provide a sub-certification in support of certain matters set forth in the aforementioned certification. Such sub-certification is to be in such form and relating to such matters as reasonably agreed to by BNY Mellon in advance. BNY Mellon shall be required to provide the sub-certification only during the term of this Agreement with respect to the applicable Fund or Series and only if it receives such cooperation as it may request to perform its investigations with respect to the sub-certification. For clarity, the sub-certification is not itself a certification under the Sarbanes-Oxley Act of 2002 or under any other law, rule or regulation.

REGULATORY ADMINISTRATION SERVICES

BNY Mellon shall provide the following regulatory administration services for each Fund and Series:

▪	Assist the Fund in responding to SEC examination requests by providing requested documents in the possession of BNY Mellon that are on the SEC examination request list and by making employees responsible for providing services available to regulatory authorities having jurisdiction over the performance of such services as may be required or reasonably requested by such regulatory authorities;

▪	Assist with and/or coordinate such other filings, notices and regulatory matters and other due diligence requests or requests for proposal on such terms and conditions as BNY Mellon and the applicable Fund on behalf of itself and its Series may mutually agree upon in writing from time to time; and

▪	38a-1 Compliance Support Services:

●	Provide compliance policies and procedures related to services provided by BNY Mellon and, if mutually agreed, certain of the BNY Mellon Affiliates; summary procedures thereof; and periodic certification letters.

●	Such Compliance Support Services are administrative in nature and do not constitute, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of a Fund or any other person, and such services are subject to review and approval by the applicable Fund and by the Fund’s legal counsel.

●	Provide access to Fund records so as to permit the Fund or TRP to test the performance of BNY Mellon in providing the services under this Agreement.

●	Such Compliance Support Services performed by BNY Mellon under this Agreement shall be at the request and direction of the Fund and/or its chief compliance officer (the “Fund’s CCO”), as applicable. BNY Mellon disclaims liability to the Fund, and the Fund is solely responsible, for the selection, qualifications and performance of the Fund’s CCO and the adequacy and effectiveness of the Fund’s compliance program.

ATTACHMENT B

AMENDED SCHEDULE II

NAV Error Policy

Definitions

NAV Error.

●	For a fund that prices its shares to the nearest penny (e.g., $10.00) for transaction purposes, an NAV Error is any misstatement of the NAV that is a difference of at least one full penny per share (without rounding) between the originally computed NAV and the correct NAV.

●	For a fund that prices its shares to the fourth decimal place (e.g., $1.0000) for transaction purposes, an NAV Error is any misstatement of the NAV that is a difference of at least 1/100th of a penny per share (without rounding) between the originally computed NAV and the correct NAV.

An NAV Error can result from an error (something done wrong), omission (something not done), or reliance on incorrect data.

Material NAV Error. A Material NAV Error is an NAV Error that is equal to or greater than ½ of 1% of the correct NAV.

Loss. A Loss (also referred to as dilution) results when a fund or, in the case of a multi-class fund, a class either (1) has paid excess redemption proceeds as a result of an overstated NAV or (2) has received insufficient subscription monies as a result of an understated NAV (in either case, transacting shareholders benefit from transacting at the misstated NAV, to the detriment of the fund or class).

Benefit. A Benefit (also referred to as accretion) results when a fund or, in the case of a multi-class fund, a class either (1) has paid insufficient redemption proceeds as a result of an understated NAV or (2) has received excess subscription monies as a result of an overstated NAV (in either case, transacting shareholders incur a loss from transacting at the misstated NAV, to the benefit of the fund or class).

Net Loss. A Net Loss for a particular fund or, in the case of a multi-class fund, a class results when aggregate Losses exceed aggregate Benefits (i.e., net redemptions on a day the fund’s or class’s NAV is overstated or net subscriptions on a day the fund’s or class’s NAV is understated) during the Error Period.

Net Benefit. A Net Benefit for a particular fund or, in the case of a multi-class fund, a class results when aggregate Benefits exceed aggregate Losses (i.e., net redemptions on a day the fund’s or class’s NAV is understated or net subscriptions on a day the fund’s or class’s NAV is overstated) during the Error Period.

Error Period. An Error Period comprises those days during which the circumstances causing an NAV Error exist prior to correction.

Error Incident. An Error Incident is a single or series of NAV Errors that results from the same act, omission, or use of incorrect data.

Correction

NAV Errors will be corrected as follows:

●	If an NAV Error is less than ½ of 1% of NAV and results in a Net Benefit, the fund will retain the benefit.

●	If an NAV Error is less than ½ of 1% of NAV and results in a Net Loss, the Net Loss will be paid to the fund by the party responsible for causing the NAV Error.

●	In the case of a Material NAV Error, shareholder transactions/accounts will be corrected/ reprocessed at the corrected (restated) NAV, subject to a $10 per-account correction minimum threshold; any residual Net Benefit after correction of shareholder accounts will be retained by the fund and any residual Net Loss (resulting from uncorrected accounts below the $10 minimum threshold) will be paid to the fund by the party responsible for causing the error. If an NAV error is not caused by either the fund accounting agent or TRP, both TRP and the fund accounting agent will provide all reasonable assistance to the fund in its attempt to recover all costs from the responsible third party.

●	Notwithstanding any contractual provisions to the contrary, to the extent a NAV Error was caused by the actions or omissions of the fund’s accounting agent, any Net Loss or residual Net Loss equal to $5,000 or less that results from the same Error Incident will be paid by the accounting agent.

TRP will be responsible for summarizing and reporting to the funds’ Audit Committee or Trust Company’s Board (or designated committee), as applicable, all NAV Errors related to the funds/trusts in conjunction with other relevant error statistics on a quarterly basis. The report will include corrected NAV Errors as well as the aggregate effect of any uncorrected NAV Errors. The report will also include information about shareholder accounts that were corrected in the discretion of TRP in the case of an NAV Error that is not a Material NAV Error. The funds’ Audit Committee and the Trust Company’s Board shall have the authority to adjust these procedures with respect to the funds and trusts, respectively, to the extent necessary or desirable to address NAV Errors by providing notice thereof to TRP and the fund’s accounting agent.

Correction of Shareholder Accounts

In the case of a Material NAV Error, corrections are made by correcting or “reprocessing” shareholder transactions/accounts at the correct NAV. When the NAV is understated, investors purchasing shares receive too many shares, and redeeming shareholders are paid less redemption proceeds than that to which they are entitled. When the NAV is overstated, investors purchasing shares receive too few shares for the amount paid and redeeming shareholders are paid excess redemption proceeds. Thus, correction or reprocessing of shareholder accounts results in adjusting the number of shares purchased or sold to the number that should have been acquired or sold, based on the correct NAV and the amount paid. In the case of a full redemption at an understated NAV, the redeeming shareholder would be reimbursed directly for the additional amount they would have received in the absence of the NAV Error (subject to the $10 per-account correction minimum). In the case of a full redemption at an overstated NAV, TRP would determine whether to pursue reclamation of the overpayment from the shareholder (for accounts above the $10 per-account correction minimum). If TRP elects not to pursue reclamation from the shareholder, the amount of the overpayment will be paid in to the fund by TRP. Additionally, any reasonable losses and out-of-pocket expenses incurred for correcting shareholder accounts will be paid by the party responsible for causing the error.

When a fund corrects shareholder accounts (and restates its NAV), investors or beneficial owners who hold shares through an intermediary (such as banks, broker-dealers, and defined contribution plan recordkeepers) will be corrected in the same manner (i.e., shareholders invested through an intermediary’s omnibus account should be transacted at the fund’s restated/official NAV). Further, there may also be losses or benefits to shareholders if the shareholders exchanged all shares of a fund with a Material NAV Error into another fund (“New Fund”) during an Error Period. Should this occur, the amount of New Fund shares may also need to be corrected to reflect the correct share amount (e.g., if a shareholder exchanges all shares of a fund with an understated NAV into a New Fund, the shareholder will receive less proceeds and therefore less shares of the New Fund and the New Fund account also would be corrected).

In certain circumstances, such as, for example, where the costs of determining and administering the adjustment to shareholder accounts are excessive in relation to the adjustment, TRP may determine to implement alternative corrective action subject to approval by the fund’s Audit Committee or Trust Company’s Board. In such cases, the incremental cost of any such alternative corrective action (in excess of the cost of correction otherwise in accordance with this policy) will be borne solely by TRP.

To the extent an NAV Error is corrected by adjusting shareholder accounts/transactions at the correct NAV (i.e., the NAV is restated), the restated NAV becomes the official NAV and is used for all purposes, including shareholder account/transaction correction, performance computations, “as of” transactions, and financial reporting. The restated NAV is presented on shareholder statements, web postings, and in financial reporting. If an NAV Error does not result in an NAV restatement, the original NAV remains the official NAV used for shareholder transactions and performance computations.

Other Error Correction Principles

For the avoidance of doubt, a gain in one fund may not be used to offset dilution in another fund resulting from the same (or unrelated) Error Incident.

In the case of an Error Period that spans multiple days, (i) shareholder accounts require correction only on days with a Material NAV Error; and (ii) the Net Loss and the Net Benefit for each day during the Error Period (and the residual Net Loss and/or residual Net Benefit if there are Material NAV Errors on certain days) will be aggregated for purposes of determining the Net Benefit or Net Loss for the Error Period. The Net Benefit or Net Loss for the Error Period will be subject to correction as noted above (i.e., Net Benefit for the Error Period retained by the fund and Net Loss for the Error Period paid to the fund by the party responsible for causing the error).

An NAV Error is evaluated for each NAV calculation during an Error Period. Accordingly, a multi-class fund could have an NAV Error in one class but not another on the same day (e.g., in the case of an improper class expense accrual). Further, it is possible that the same Error Incident causes an NAV Error, or a Material NAV Error, on one or several days but not all consecutive days during the Error Period (e.g., an unrecorded corporate action results in an improper share position that causes the NAV impact to fluctuate above/below a full cent (or above/below ½ of 1%) on different days prior to discovery and correction).

In the situation when there is an NAV Error for a fund in which a fund-of-funds invests (an underlying fund), the impact to the fund-of-funds’ NAV should only be considered if the underlying fund restates its NAV. So, if an underlying fund has an NAV error < ½ of 1% and does not restate its NAV, its original NAV remains its official NAV, and the fund-of-funds would not have an NAV error.

In the case of any Material NAV Error, TRP may elect to allow benefited shareholders to retain an undue gain (i.e., subscribing shareholders who receive too many shares as a result of an understated NAV or redeeming shareholders who receive excess proceeds due to an overstated NAV) so long as TRP makes the fund whole for the resultant Net Loss. TRP may decide on this course of action, for example, to minimize the number of shareholders affected by correction and, thereby, minimize reputational risk, re-processing efforts, etc. Additionally, TRP may elect to correct shareholder accounts for errors with less than ½ of 1% NAV impact, for example to minimize the amount that must be paid in to make a fund whole, subject to TRP’s reporting such corrections to the fund’s Audit Committee and following procedures designed to ensure that all affected shareholders are treated fairly.

AMENDMENT NO. 8

TO

Fund Accounting Agreement

This Amendment No. 8 (this “Amendment”) is made and entered into effective as of October 25, 2016 (“Amendment Effective Date”) by and between each Fund listed on amended Exhibit A (each a “Fund” or collectively the “Funds”), attached hereto as attachment A, T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED EXHIBIT A

The Fund Accounting Agreement is hereby amended by changing the name of the T. Rowe Price Short-Term Reserve Fund to T. Rowe Price Short-Term Fund; by changing the name of the T. Rowe Price Short-Term Government Reserve Fund to the T. Rowe Price Short-Term Government Fund; by changing the Entity Type of the T. Rowe Price Financial Services Fund, Inc. to Mutual Fund – Parent; by changing the Entity Type of the T. Rowe Price Global Technology Fund, Inc. to Mutual Fund – Parent; by changing the Entity Type of the T. Rowe Price Growth & Income Fund, Inc. to Mutual Fund – Parent; and by adding the T. Rowe Price Total Return Fund, Inc. as a Mutual Fund – Parent.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Donald Brophy
Name: Donald Brophy
Title: Vice President
Date: November 3, 2016

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: October 16, 2016

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date: October 14, 2016

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund - Parent
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund - Parent
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Government Money Fund, Inc.	PRF	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
New York Tax-Free Money Fund	NYM	Mutual Fund - Series
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price Total Return Fund, Inc.	TTF	Mutual Fund - Parent
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 9

TO

FUND ACCOUNTING AGREEMENT

This Amendment No. 9 (this “Amendment”) is made and entered into effective as of December 22, 2016 (“Amendment Effective Date”) by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”). The Funds, TRP and BNY Mellon are collectively referred to as the “Parties” and individually as a “Party.”

WHEREAS, each Fund, TRP and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015, as amended, modified or otherwise supplemented (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDMENT

(a)	Section 5(n) of the Fund Accounting Agreement is hereby amended by deleting the words “two (2) years” from both clause (i) and (ii) and inserting in lieu thereof the words “three (3) years”.

(b)	Section 10(c)(v) of the Fund Accounting Agreement is hereby amended by deleting the words “two (2) years” and inserting in lieu thereof the words “three (3) years”.

(c)	Section 10 of the Fund Accounting Agreement is hereby amended by adding the following as a new Section 10(g): “For the avoidance of doubt, following the delivery of any notice of termination pursuant to this Section 10, BNY Mellon shall continue to provide the services pursuant to this Agreement until the effective date of such termination as specified in such notice. In addition, during such period, to the extent reasonably requested by the Fund, BNY Mellon shall provide reasonable disengagement-related assistance, on terms to be mutually agreed upon in advance by the parties cooperating in good faith.”

(d)	Schedule IV of the Fund Accounting Agreement is hereby amended by deleting in its entirety the section entitled PLATFORM FEE and replacing it with the language set forth on Schedule I to this Amendment.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

T. ROWE PRICE ASSOCIATES, INC.	THE BANK OF NEW YORK MELLON
By: /s/ David Oestreicher	By: /s/ Donald Brophy
Name: David Oestreicher	Name: Donald Brophy
Title: Vice President	Title: Vice President
ON BEHALF OF EACH FUND LISTED IN EXHIBIT A TO THE FUND ACCOUNTING AGREEMENT

By: /s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President

AMENDMENT NO. 10

TO

Fund Accounting Agreement

This Amendment No. 10 (this “Amendment”) is made and entered into effective as of May 9, 2017 (“Amendment Effective Date”) by and between each Fund listed on amended Exhibit A (each a “Fund” or collectively the “Funds”), attached hereto as attachment A, T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED EXHIBIT A

The Fund Accounting Agreement is hereby amended by changing the Entity Type of T. Rowe Price Diversified Mid-Cap Growth Fund, Inc., T. Rowe Price GNMA Fund, T. Rowe Price Government Money Fund, Inc., and T. Rowe Price Tax-Exempt Money Fund, Inc. to Mutual Fund – Parent; by adding T. Rowe Price Retirement Income 2020 Fund as a Mutual Fund – Series on behalf of T. Rowe Price Retirement Funds, Inc.; by changing the name of T. Rowe Price Global Unconstrained Bond Fund to T. Rowe Price Dynamic Global Bond Fund on behalf of T. Rowe Price International Funds, Inc.; by changing the name of T. Rowe Price International Growth & Income Fund to T. Rowe Price International Value Equity Fund on behalf of T. Rowe Price International Funds, Inc.; and by adding T. Rowe Price U.S. High Yield Fund on behalf of T. Rowe Price High Yield Fund, Inc.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Douglas Merrill
Name: Douglas Merrill
Title: Managing Director
Date: May 5, 2017

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: May 4, 2017

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date: May 4, 2017

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund - Parent
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund - Parent
T. Rowe Price GNMA Fund	GMA	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	Mutual Fund - Parent
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	Mutual Fund - Series
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Value Equity Fund	IGI	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price Total Return Fund, Inc.	TTF	Mutual Fund - Parent
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund	RIB	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 11

TO

Fund Accounting Agreement

This Amendment No. 11 (this “Amendment”) is made and entered into effective as of July 17, 2017 (“Amendment Effective Date”) by and between each Fund listed on amended Exhibit A (each a “Fund” or collectively the “Funds”), attached hereto as attachment A, T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED EXHIBIT A

The Fund Accounting Agreement is hereby amended adding T. Rowe Price Multi-Strategy Total Return Fund, Inc. as a Mutual Fund – Parent; by adding T. Rowe Price Capital Appreciation Fund, Inc. as a Mutual Fund – Parent; by changing the T. Rowe Price International Bond Fund (USD Hedged) as a Mutual Fund – Series on behalf of T. Rowe Price International Funds, Inc.; and by removing T. Rowe Price Tax-Free Ultra Short-Term Bond Fund on behalf of T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Donald Brophy
Name: Donald Brophy
Title: Vice President
Date: AUGUST 10, 2017

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date:

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date:

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Appreciation & Income Fund, Inc.	CAN	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund - Parent
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund - Parent
T. Rowe Price GNMA Fund	GMA	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	Mutual Fund - Parent
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	Mutual Fund - Series
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Bond Fund (USD Hedged)	IBH	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price International Value Equity Fund	IGI	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	MSR	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	Mutual Fund - Parent
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund	RIB	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 12

TO

Fund Accounting Agreement

This Amendment No. 12 (this “Amendment”) is made and entered into effective as of October 1, 2017 (“Amendment Effective Date”) by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”). The Funds, TRP and BNY Mellon are collectively referred to as the “Parties” and individually as a “Party.”

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015, as amended, modified or otherwise supplemented (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED SCHEDULE IV

The Fund Accounting Agreement is hereby amended by replacing Schedule IV, in its entirety, with the amended Schedule IV attached hereto.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Donald Brophy
Name: Donald Brophy
Title: Vice President
Date:

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date:

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date:

AMENDMENT NO. 13

TO

Fund Accounting Agreement

This Amendment No. 13 (this “Amendment”) is made and entered into effective as of October 30, 2017 (“Amendment Effective Date”) by and between each Fund listed on amended Exhibit A (each a “Fund” or collectively the “Funds”), attached hereto as attachment A, T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED EXHIBIT A

The Fund Accounting Agreement is hereby amended by changing the name of T. Rowe Price Capital Appreciation Fund to T. Rowe Price Capital Appreciation Fund, Inc.; by changing the name of T. Rowe Price Equity Income Fund to T. Rowe Price Equity Income Fund, Inc.; by changing the name of T. Rowe Price GNMA Fund to T. Rowe Price GNMA Fund, Inc.; by changing the name of T. Rowe Price New America Growth Fund to T. Rowe Price New America Growth Fund, Inc.; by changing the name of T. Rowe Price State Tax-Free Income Trust to T. Rowe Price State Tax-Free Funds, Inc.; by changing the names of Georgia Tax-Free Bond Fund, Maryland Short-Term Tax-Free Bond Fund, Maryland Tax-Free Bond Fund, Maryland Tax-Free Money Fund, New Jersey Tax-Free Bond Fund, New York Tax-Free Bond Fund, New York Tax-Free Money Fund, and Virginia Tax-Free Bond Fund to T. Rowe Price Georgia Tax-Free Bond Fund, T. Rowe Price Maryland Short-Term Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Money Fund, T. Rowe Price New Jersey Tax-Free Bond Fund, T. Rowe Price New York Tax-Free Bond Fund, T. Rowe Price New York Tax-Free Money Fund, and T. Rowe Price Virginia Tax-Free Bond Fund, respectively, on behalf of T. Rowe Price State Tax-Free Funds, Inc.; by removing T. Rowe Price California Tax-Free Income Trust as a Mutual Fund – Parent; and by changing the names of California Tax-Free Bond Fund and California Tax-Free Money Fund to T. Rowe Price California Tax-Free Bond Fund and T. Rowe Price California Tax-Free Money Fund, respectively, and moving them under T. Rowe Price State Tax-Free Funds, Inc. as Mutual Fund – Series.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Donald Brophy
Name: Donald Brophy
Title: Vice President
Date: November 28, 2017

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: October 30, 2017

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date: October 30, 2017

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund, Inc.	CAF	Mutual Fund - Parent
T. Rowe Price Capital Appreciation & Income Fund, Inc.	CAN	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund, Inc.	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund - Parent
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund - Parent
T. Rowe Price GNMA Fund, Inc.	GMA	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	Mutual Fund - Parent
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	Mutual Fund - Series
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Bond Fund (USD Hedged)	IBH	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price International Value Equity Fund	IGI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	MSR	Mutual Fund - Parent
T. Rowe Price New America Growth Fund, Inc.	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Funds, Inc.	STT	Mutual Fund - Parent
T. Rowe Price California Tax-Free Bond Fund	CAB	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
T. Rowe Price New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
T. Rowe Price New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
T. Rowe Price New York Tax-Free Money Fund	NYM	Mutual Fund - Series
T. Rowe Price Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	Mutual Fund - Parent
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund	RIB	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 14

TO

Fund Accounting Agreement

This Amendment No. 14 (this “Amendment”) is made and entered into effective as of June 21, 2018 (“Amendment Effective Date”) by and between each Fund listed on amended Exhibit A to the Agreement (each a “Fund” or collectively the “Funds”), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	SERVICE LEVEL DESCRIPTION

The Fund Accounting Agreement is hereby amended by deleting the Service Level Description attached thereto and replacing it in its entirety with the Service Level Description attached hereto.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Donald Brophy
Name: Donald Brophy
Title: Vice President
Date:

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date:

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date:

AMENDMENT NO. 15

TO

Fund Accounting Agreement

This Amendment No. 15 (this “Amendment”) dated June 22, 2018 by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED SCHEDULE I

The Fund Accounting Agreement is hereby amended by replacing Schedule I, in its entirety, with the amended Schedule I, attached hereto as Attachment A.

3.	AMENDED SCHEDULE IV

The Fund Accounting Agreement is hereby amended by replacing Schedule IV, in its entirety, with the amended Schedule IV, attached hereto as Attachment B.

4.	SERVICE LEVEL DESCRIPTION

The Fund Accounting Agreement is hereby amended by deleting the Service Level Description attached thereto and replacing it in its entirety with the Service Level Description attached hereto.

5.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

6.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

7.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Donald Brophy
Name: Donald Brophy
Title: Vice President
Date:

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ Catherine D. Mathews
Name: Catherine D. Mathews
Title: Vice President
Date:

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Catherine D. Mathews
Name: Catherine D. Mathews
Title: Treasurer
Date:

ATTACHMENT A

AMENDED SCHEDULE I

Schedule of Services

All services provided in this Schedule of Services are subject to the review and approval of the appropriate Fund officers, Fund counsel and accountants of each Fund, as may be applicable. The services included on this Schedule of Services may be provided by BNY Mellon or a BNY Mellon Affiliate, collectively referred to herein as “BNY Mellon”. Additionally, the services provided shall comply with generally accepted accounting principles, regulatory requirements and/or such TRP policies and Instructions as applicable.

VALUATION SUPPORT AND COMPUTATION ACCOUNTING SERVICES

BNY Mellon shall provide the following valuation support and computation accounting services for each Fund:

▪	Journalize investment, capital share and income and expense activities;

▪	Maintain individual ledgers for investment securities;

▪	Maintain historical tax lots for each security;

▪	Corporate action processing as more fully set forth in the SLDs;

▪	Reconcile cash and investment balances of each Fund with the Fund’s custodian or other counterparties as applicable;

▪	Provide a Fund’s investment adviser, as applicable, with the cash balance available for investment purposes at start-of-day and upon request, as agreed by the parties;

▪	Calculate capital gains and losses;

▪	Calculate daily distribution rate per share;

▪	Determine net income;

▪	Obtain security market quotes and currency exchange rates from pricing services approved by a Fund’s investment adviser, or if such quotes are unavailable, then obtain such prices from the Fund’s investment adviser, and in either case, calculate the market value of each Fund’s investments in accordance with the Fund’s valuation policies or guidelines; provided, however, that BNY Mellon shall not under any circumstances be under a duty to independently price or value any of the Fund’s investments, including securities lending related cash collateral investments (with the exception of the services provided hereunder to Funds utilized for such cash collateral investments), itself or to confirm or validate any information or valuation provided by the investment adviser or any other pricing source, nor shall BNY Mellon have any liability relating to inaccuracies or otherwise with respect to such information or valuations; notwithstanding the foregoing, BNY Mellon shall follow the established procedures and controls to identify exceptions, tolerance breaches, etc. and to research and resolve or escalate any pricing inaccuracies;

▪	Application of the established automated price validation rules against prices received from third party vendors and review of exceptions as identified;

▪	Calculate Net Asset Value in the manner specified in the Fund’s Offering Materials (which, for the service described herein, shall include the Fund’s Net Asset Value error policy);

▪	Calculate Accumulated Unit Values (“AUV”) for select funds as mutually agreed upon between the parties;

▪	Transmit or make available a copy of the daily portfolio valuation to a Fund’s investment adviser;

▪	Calculate yields, portfolio dollar-weighted average maturity and dollar-weighted average life as applicable; and

▪	Calculate portfolio turnover rate for inclusion in the annual and semi-annual shareholder reports.

▪	For money market funds, obtain security market quotes and calculate the market-value Net Asset Value in accordance with the Fund’s valuation policies and guidelines at such times and frequencies as required by regulation and/or instruction from TRP.

FINANCIAL REPORTING; MONEY MARKET FUND SERVICES

BNY Mellon shall provide the following financial reporting services for each Fund:

▪	Financial Statement Preparation & Review

●	Prepare the Fund’s annual and semi-annual shareholder reports[4] for shareholder delivery and for inclusion in Form N-CSR;

●	Prepare the Fund’s fiscal quarterly schedule of portfolio holdings[4] for inclusion in Form N-Q;

●	Prepare, circulate and maintain the Fund’s financial reporting production calendar and track status of reporting cycles;

and

●	Prepare and coordinate the filing of the Fund’s monthly website files and Form N-MFP, as applicable to money market funds.

▪	Reporting Modernization Services

●	The services set forth in this Reporting Modernization Services section shall terminate on June 30, 2020 (for clarity, the report(s) required to be filed on June 30, 2020 will be filed in accordance with the terms of this Reporting Modernization Service section); provided that unless one party provides written notice to the other party that this Reporting Modernization Services section is not to be renewed, and such notice is received by the non-terminating party no later than 180 days before the June 30 on which this Reporting Modernization Services section is scheduled to terminate, this Reporting Modernization Services section shall automatically renew to the June 30 following the June 30 on which this Reporting Modernization Services section was scheduled to terminate (for clarity, the report(s) required to be filed on the June 30 on which this Reporting Modernization Services section is scheduled to terminate will be filed in accordance with the terms of this Reporting Modernization Services section); provided further that this Reporting Modernization Service section shall not extend beyond the termination date of the Agreement.

[4]	Requires “Typesetting Services” as described herein.

●	As selected by the Fund, BNY Mellon shall provide services following a full service operating model. This operating model requires BNY Mellon

●	to include the actual filing of the reports as part of the services noted below.

●	FORM N-PORT. BNY Mellon, subject to the limitations described herein and its timely receipt of all necessary information related thereto, will, or will cause a Vendor, as further described in the SLDs, to: (i) collect, aggregate and normalize all data required for the preparation of Form N-PORT; (ii) prepare, on a monthly basis, Form N-PORT; and (iii) timely file Form N-PORT with the United States Securities and Exchange Commission (“SEC”) in accordance with SEC form and filing requirements.

○	The timely receipt of necessary information referred to above will be determined by mutual agreement of BNY Mellon and the Fund in advance of the preparation of the initial Form N-PORT pursuant to this Amendment. If BNY Mellon does not timely receive necessary information, it will nonetheless use reasonable efforts to timely complete and file the affected Form N-PORT by the regulatory due date once the necessary information is received, provided that BNY Mellon will have no liability with respect to a matter related to the fact that necessary information was not timely received.

○	Unless mutually agreed in writing between BNY Mellon and the Fund, BNY Mellon will use the same layout and format for every successive reporting period for Form N-PORT except to the extent a change in the layout or format is required by Form N-PORT.

●	FORM N-CEN. BNY Mellon, subject to the limitations described herein and its timely receipt of all necessary information related thereto, will, or will cause a Vendor, as further described in the SLDs, to: (i) collect, aggregate and normalize all data required for the preparation of Form N-CEN; (ii) prepare, on an annual basis, Form N-CEN; and (iii) timely file Form N-CEN with the SEC in accordance with SEC form and filing requirements.

○	The timely receipt of necessary information referred to above will be determined by mutual agreement of BNY Mellon and the Fund in advance of the preparation of the initial Form N-CEN pursuant to this Amendment. If BNY Mellon does not timely receive necessary information, it will nonetheless use reasonable efforts to timely complete and file the affected Form N-CEN by the regulatory due date once the necessary information is received, provided that BNY Mellon will have no liability with respect to a matter related to the fact that necessary information was not timely received.

○	Unless mutually agreed in writing between BNY Mellon and the Fund, BNY Mellon will use the same source for obtaining the information and method for performing the required calculations for every successive reporting period for Form N-CEN except to the extent a change in the method for performing the calculations is required by Form N-CEN.

●	Each Fund, in a timely manner, shall review and comment on, and, as the Fund deems necessary, cause its counsel and/or accountants to review and comment on, each report described herein. The Fund shall provide timely sign-off of, and authorization and direction to file, each such report. Absent such timely sign-off, authorization and direction by the Fund, BNY Mellon shall be excused from its obligations to file the affected report with the timeframe required by Form N-PORT or Form N-CEN, as the case may be. BNY Mellon is providing the services related to the filing of such reports based on the acknowledgement of the Fund that such services, together with the activities of the Fund in accordance with its internal policies, procedures and controls, shall together satisfy the requirements of the applicable rules and regulations for each such report.

▪	Typesetting Services

●	Create financial compositions for the applicable financial report and related EDGAR files;

●	Maintain country codes, industry class codes, security class codes and state codes;

●	Map individual general ledger accounts into master accounts to be displayed in the applicable financial reports;

●	Create components that will specify the proper grouping and sorting for display of portfolio information;

●	Create components that will specify the proper calculation and display of financial data required for each applicable financial report (except for identified manual entries, which BNY Mellon will enter);

●	Process, convert and load security and general ledger data;

●	Include data in financial reports provided from external parties to BNY Mellon which includes, but is not limited to: shareholder letters, “Management Discussion and Analysis” commentary, notes on performance, form of notes to financials, report of independent auditors, Fund management listing, service providers listing and Fund spectrums;

●	Generate financial reports using the Vendor’s capabilities which include the following:

○	table of contents;

○	schedules of investments;

○	statement of net assets;

○	statements of assets and liabilities;

○	statements of operation;

○	statements of changes;

○	statements of cash flows;

○	financial highlights;

○	notes to financial statements;

○	report of independent registered public accounting firm;

○	tax information; and

○	additional Fund information as mutually agreed in writing between BNY Mellon and a Fund.

●	Unless mutually agreed in writing between BNY Mellon and a Fund, solely with respect to typesetting services, BNY Mellon will use the same layout and format for every successive reporting period for the typeset reports. At the request of a Fund and upon the mutual written agreement of BNY Mellon and the Fund as to the scope of any changes and additional compensation of BNY Mellon, BNY Mellon will, or will cause the Vendor to, change the format or layout of reports from time to time.

▪	Money Market Fund Services

●	For each Fund requiring an intraday “floating” Net Asset Value, BNY Mellon shall calculate Net Asset Value in the manner specified in the Fund’s Offering Materials at the following two (2) times during a day the Fund is open for subscription and redemption activity; (i) 12:00 PM EST; and (ii) 4:00 PM EST inclusive of the daily distribution factor per share. During the applicable period of the calendar year, daylight savings times will be substituted for the above times as appropriate. The parties acknowledge the calculation of the intraday “floating” Net Asset Values are subject to the Fund’s policies on as of transactions, NAV error correction, and such other policies that may impact the calculation of a Fund’s Net Asset Value.

●	BNY Mellon shall provide the following information in a mutually agreed upon electronic format to support the website disclosure requirements of the Funds, subject to BNY Mellon’s timely receipt of all necessary information related thereto that is not maintained on the BNY Mellon systems. The Funds acknowledge that BNY Mellon is not responsible for the Funds’ website, for any servicing on the Funds’ website, or for uploading, downloading or maintaining any information on or required to be on the Funds’ website.

○	Date.

○	Fund identifier.

○	Share class.

○	Market NAV (rounded to four (4) decimal places).

○	Daily liquid assets.

○	Weekly liquid assets.

○	Shareholder inflows and outflows.

●	Assist with the preparation and filing with the SEC of Form N-CR as requested by the Fund or Adviser.

●	BNY Mellon shall, or shall cause the Vendor, to: (i) prepare, on a monthly basis, Form N-MFP, subject to BNY Mellon’s timely receipt of all necessary information related thereto that is not maintained on the BNY Mellon systems; and (ii) file Form N-MFP with the SEC, on a monthly basis; and

●	Prepare and provide an electronic file of the portfolio holdings information required by Rule 2a-7(h)(10) to the Fund or, at the Fund’s written direction, to an identified third party (the deliverables for the above money market fund services collectively referred to as, the “Money Market Fund Services Reports”).
●	Neither BNY Mellon nor the Vendor, in connection with a particular Money Market Fund Services Report, will prepare, provide or generate any reports, forms or files not specifically agreed to by BNY Mellon in advance.
●	The applicable Fund acknowledges that it shall be responsible for the retention of any Money Market Fund Services Reports in accordance with Rule 2a-7 promulgated under the 1940 Act or any other applicable rule or regulation.
●	Unless mutually agreed in writing between BNY Mellon and a Fund, solely with respect to typesetting of the Money Market Fund Services Reports, BNY Mellon will use the same layout and format for every successive reporting period for the Money Market Fund Services Reports. At the request of a Fund and upon the mutual written agreement of BNY Mellon and the Fund as to the scope of any changes and additional compensation of BNY Mellon, BNY Mellon will, or will cause the Vendor to, customize Money Market Fund Services Reports from time to time.

TAX SUPPORT SERVICES

BNY Mellon shall provide the following tax support services for each Fund:

▪	Provide various data and reports as agreed upon in the SLDs to support TRP’s tax reporting and tax filing obligations, including:

●	Wash sales reporting;

●	QDI reporting;

●	DRD reporting;

●	PFIC analysis;

●	Straddle analysis;

●	Paydown adjustments;

●	Equalization debit adjustments

●	Tax compliance under §851, §817(h);

●	Foreign bond sale analysis (§988);

●	Troubled debt analysis;

●	Estimation of income for excise tax purposes;

●	Swap analysis;

●	Inflation adjustments;

●	§1256 adjustments;

●	Market discount analysis;

●	OID adjustments;

●	CPDI analysis;

●	Shareholder tax reporting information (e.g. FTC, UGG income, foreign source income by country, exempt income by state);

▪	Provide data, and reports based on such data, maintained by BNY Mellon on its fund accounting platform as reasonably requested by TRP to support TRP’s obligations to comply with requests from tax authorities and TRP’s tax reporting and tax filing obligations.

▪	Assist with other tax-related data needs as mutually agreed upon in writing from time-to-time.

FUND ADMINISTRATION SERVICES

BNY Mellon shall provide the following fund administration services for each Fund, Series and class:

▪	Calculate Fund approved income and per share amounts required for periodic distributions to be made by the applicable Fund, Series or class;

▪	Coordinate a Fund’s annual audit and respond timely and completely to related requests;

▪	Cooperate with each Fund’s independent auditors;

▪	Supply various normal and customary portfolio and Fund statistical data as requested on an ongoing basis; and

▪	If the chief executive officer or chief financial officer of a Fund is required to provide a certification as part of the Fund’s Form N-Q or Form N-CSR filing pursuant to regulations promulgated by the SEC under Section 302 of the Sarbanes-Oxley Act of 2002, provide a sub-certification in support of certain matters set forth in the aforementioned certification. Such sub-certification is to be in such form and relating to such matters as reasonably agreed to by BNY Mellon in advance. BNY Mellon shall be required to provide the sub-certification only during the term of this Agreement with respect to the applicable Fund or Series and only if it receives such cooperation as it may request to perform its investigations with respect to the sub-certification. For clarity, the sub-certification is not itself a certification under the Sarbanes-Oxley Act of 2002 or under any other law, rule or regulation.

REGULATORY ADMINISTRATION SERVICES

BNY Mellon shall provide the following regulatory administration services for each Fund and Series:

▪	Assist the Fund in responding to SEC examination requests by providing requested documents in the possession of BNY Mellon that are on the SEC examination request list and by making employees responsible for providing services available to regulatory authorities having jurisdiction over the performance of such services as may be required or reasonably requested by such regulatory authorities;

▪	Assist with and/or coordinate such other filings, notices and regulatory matters and other due diligence requests or requests for proposal on such terms and conditions as BNY Mellon and the applicable Fund on behalf of itself and its Series may mutually agree upon in writing from time to time; and

▪	38a-1 Compliance Support Services:

●	Provide compliance policies and procedures related to services provided by BNY Mellon and, if mutually agreed, certain of the BNY Mellon Affiliates; summary procedures thereof; and periodic certification letters.
●	Such Compliance Support Services are administrative in nature and do not constitute, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of a Fund or any other person, and such services are subject to review and approval by the applicable Fund and by the Fund’s legal counsel.
●	Provide access to Fund records so as to permit the Fund or TRP to test the performance of BNY Mellon in providing the services under this Agreement.
●	Such Compliance Support Services performed by BNY Mellon under this Agreement shall be at the request and direction of the Fund and/or its chief compliance officer (the “Fund’s CCO”), as applicable. BNY Mellon disclaims liability to the Fund, and the Fund is solely responsible, for the selection, qualifications and performance of the Fund’s CCO and the adequacy and effectiveness of the Fund’s compliance program.

AMENDMENT NO. 16

TO

Fund Accounting Agreement

This Amendment No. 16 (this “Amendment”) is made and entered into effective as of October 1, 2018 (“Amendment Effective Date”) by and between each Fund listed on amended Exhibit A (each a “Fund” or collectively the “Funds”), attached hereto as attachment A, T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED EXHIBIT A

The Fund Accounting Agreement is hereby amended by adding T. Rowe Price Dynamic Credit Fund as a Mutual Fund – series on behalf of T. Rowe Price International Funds, Inc.; by changing the name of T. Rowe Price Media & Telecommunications Fund, Inc. to T. Rowe Price Communications & Technology Fund, Inc.; and by removing T. Rowe Price Institutional Credit Opportunities Fund and T. Rowe Price Institutional Global Multi-Sector Bond Fund on behalf of T. Rowe Price Institutional Income Funds, Inc.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Donald Brophy
Name: Donald Brophy
Title: Vice President
Date: October 4, 2018

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: October 1, 2018

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date: October 1, 2018

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund, Inc.	CAF	Mutual Fund - Parent
T. Rowe Price Capital Appreciation & Income Fund, Inc.	CAN	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Communications & Technology Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund, Inc.	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund - Parent
T. Rowe Price GNMA Fund, Inc.	GMA	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	Mutual Fund - Parent
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	Mutual Fund - Series
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Dynamic Credit Fund	DCF	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Bond Fund (USD Hedged)	IBH	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price International Value Equity Fund	IGI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	MSR	Mutual Fund - Parent
T. Rowe Price New America Growth Fund, Inc.	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Funds, Inc.	STT	Mutual Fund - Parent
T. Rowe Price California Tax-Free Bond Fund	CAB	Mutual Fund - Series
T. Rowe Price California Tax-Free Money Fund	CAM	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
T. Rowe Price New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
T. Rowe Price New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
T. Rowe Price New York Tax-Free Money Fund	NYM	Mutual Fund - Series
T. Rowe Price Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	Mutual Fund - Parent
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund	RIB	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 17

TO

Fund Accounting Agreement

This Amendment No. 17 (this “Amendment”) dated November 27, 2018 by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED SCHEDULE IV

The Fund Accounting Agreement is hereby amended by replacing Schedule IV, in its entirety, with the amended Schedule IV, attached hereto as Attachment A.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

[Signature page follows.]

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Armando Fernandez
Name: Armando Fernandez
Title: Vice President
Date: November 30, 2018

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date:

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date:

AMENDMENT NO. 18

TO

Fund Accounting Agreement

This Amendment No. 18 (this “Amendment”) is made and entered into effective as of August 26, 2019 by and between each Fund listed on amended Exhibit A (each a “Fund” or collectively the “Funds”), attached hereto as attachment A, T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED EXHIBIT A

Exhibit A to the Fund Accounting Agreement is hereby amended by removing T. Rowe Price Capital Appreciation & Income Fund, Inc.; by changing the name of T. Rowe Price Capital Opportunity Fund, Inc. to T. Rowe Price U.S. Equity Research Fund, Inc.; by changing the name of T. Rowe Price Personal Strategy Balanced Portfolio, on behalf of T. Rowe Price Equity Series, Inc., to T. Rowe Price Moderate Allocation Portfolio; by removing T. Rowe Price Institutional International Bond Fund on behalf of T. Rowe Price Institutional International Funds, Inc.; by changing the name of T. Rowe Price Institutional International Concentrated Equity Fund, on behalf of T. Rowe Price Institutional International Funds, Inc., to T. Rowe Price Institutional International Disciplined Equity Fund; by adding T. Rowe Price China Evolution Equity Fund as a Mutual Fund − Series on behalf of T. Rowe Price International Funds, Inc.; by changing the name of T. Rowe Price Emerging Markets Value Stock Fund, on behalf of T. Rowe Price International Funds, Inc., to T. Rowe Price Emerging Markets Discovery Fund; and by changing the name of T. Rowe Price International Concentrated Equity Fund, on behalf of T. Rowe Price International Funds, Inc., to T. Rowe Price International Disciplined Equity Fund.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

[Signature page follows.]

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Armando Fernandez
Name: Armando Fernandez
Title: Vice President
Date:

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: August 26, 2019

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date: August 26, 2019

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund, Inc.	CAF	Mutual Fund - Parent
T. Rowe Price Communications & Technology Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund, Inc.	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price Moderate Allocation Portfolio	PSP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund - Parent
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund - Parent
T. Rowe Price GNMA Fund, Inc.	GMA	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	Mutual Fund - Parent
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	Mutual Fund - Series
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Disciplined Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price China Evolution Equity Fund	CEE	Mutual Fund - Series
T. Rowe Price Dynamic Credit Fund	DCF	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Discovery Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Bond Fund (USD Hedged)	IBH	Mutual Fund - Series
T. Rowe Price International Disciplined Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price International Value Equity Fund	IGI	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	MSR	Mutual Fund - Parent
T. Rowe Price New America Growth Fund, Inc.	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Funds, Inc.	STT	Mutual Fund - Parent
T. Rowe Price California Tax-Free Bond Fund	CAB	Mutual Fund - Series
T. Rowe Price California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
T. Rowe Price New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
T. Rowe Price New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
T. Rowe Price New York Tax-Free Money Fund	NYM	Mutual Fund - Series
T. Rowe Price Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	Mutual Fund - Parent
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Equity Research Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund	RIB	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 19

TO

Fund Accounting Agreement

This Amendment No. 19 (this “Amendment”) dated December 18, 2019 by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	SERVICE LEVEL DESCRIPTION

The Fund Accounting Agreement is hereby amended by deleting the Service Level Description attached thereto and replacing it in its entirety with the Service Level Description attached hereto.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

[Signature page follows.]

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Scott Russell
Name: Scott Russell
Title: Vice President
Date: April 20, 2020

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date:

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date:

AMENDMENT NO. 20

TO

Fund Accounting Agreement

This Amendment No. 20 (this “Amendment”) is made and entered into effective as of June 5, 2020 by and between each Fund listed on amended Exhibit A (each a “Fund” or collectively the “Funds”), attached hereto as attachment A, T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED EXHIBIT A

Exhibit A to the Fund Accounting Agreement is hereby amended by changing the name of T. Rowe Price Institutional Equity Funds, Inc. to T. Rowe Price Equity Funds, Inc. and on behalf of its separate series, by changing the name of T. Rowe Price Institutional Large-Cap Growth Fund to T. Rowe Price Large-Cap Growth Fund and T. Rowe Price Institutional Large-Cap Value Fund to T. Rowe Price Large-Cap Value Fund; by changing the name of T. Rowe Price Institutional International Funds, Inc. to T. Rowe Price Global Funds, Inc. and on behalf of its separate series, by changing the name of T. Rowe Price Institutional Global Value Equity Fund to T. Rowe Price Global Value Equity Fund and by removing T. Rowe Price Institutional Africa & Middle East Fund, T. Rowe Price Institutional Frontier Markets Equity Fund, T. Rowe Price Global Focused Growth Equity Fund, and T. Rowe Price Institutional Global Growth Equity Fund; by changing the name of T. Rowe Price Personal Strategy Funds, Inc. to T. Rowe Price Spectrum Funds II, Inc. and on behalf of its separate series, by changing the name of T. Rowe Price Personal Strategy Balanced Fund to T. Rowe Price Spectrum Moderate Allocation Fund, T. Rowe Price Personal Strategy Growth Fund to T. Rowe Price Spectrum Moderate Growth Allocation Fund, and T. Rowe Price Personal Strategy Income Fund to T. Rowe Price Spectrum Conservative Allocation Fund; by adding T. Rowe Price Short Duration Income Fund as a Mutual Fund − Series on behalf of T. Rowe Price Short-Term Bond, Inc.; and by adding each of T. Rowe Price Retirement 2065 Fund, T. Rowe Price Retirement I 2065 Fund—I Class, and T. Rowe Price Target 2065 Fund as a Mutual Fund − Series on behalf of T. Rowe Price Retirement Funds, Inc.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

[Signature page follows.]

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Scott Russell
Name: Scott Russell
Title: Vice President
Date:

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: June 5, 2020

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date: June 5, 2020

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund, Inc.	CAF	Mutual Fund - Parent
T. Rowe Price Communications & Technology Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Equity Income Fund, Inc.	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price Moderate Allocation Portfolio	PSP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund - Parent
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Disciplined Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund - Parent
T. Rowe Price GNMA Fund, Inc.	GMA	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	Mutual Fund - Parent
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	Mutual Fund - Series
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price China Evolution Equity Fund	CEE	Mutual Fund - Series
T. Rowe Price Dynamic Credit Fund	DCF	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Discovery Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Bond Fund (USD Hedged)	IBH	Mutual Fund - Series
T. Rowe Price International Disciplined Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price International Value Equity Fund	IGI	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	MSR	Mutual Fund - Parent
T. Rowe Price New America Growth Fund, Inc.	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Government Reserve Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Short Duration Income Fund	SDI	Mutual Fund - Series
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price Spectrum Funds II, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Spectrum Conservative Allocation Fund	PSI	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Allocation Fund	PSB	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Growth Allocation Fund	PSG	Mutual Fund - Series
T. Rowe Price State Tax-Free Funds, Inc.	STT	Mutual Fund - Parent
T. Rowe Price California Tax-Free Bond Fund	CAB	Mutual Fund - Series
T. Rowe Price California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
T. Rowe Price New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
T. Rowe Price New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
T. Rowe Price New York Tax-Free Money Fund	NYM	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	Mutual Fund - Parent
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Equity Research Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement 2065 Fund	RPO	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund	RIB	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement I 2065 Fund—I Class	RRI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Target 2065 Fund	TRQ	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 21

TO

Fund Accounting Agreement

This Amendment No. 21 (this “Amendment”) is made and entered into effective as of October 5, 2020 by and between each Fund listed on amended Exhibit A (each a “Fund” or collectively the “Funds”), attached hereto as attachment A, T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED EXHIBIT A

Exhibit A to the Fund Accounting Agreement is hereby amended by changing the name of T. Rowe Price U.S. Bond Enhanced Index Fund, Inc. to T. Rowe Price QM U.S. Bond Index Fund, Inc.; by changing the name of U.S. Treasury Intermediate Fund, U.S. Treasury Long-Term Fund, and U.S. Treasury Money Fund, each a Mutual Fund – Series of T. Rowe Price U.S. Treasury Funds, Inc., to T. Rowe Price U.S. Treasury Intermediate Index Fund, T. Rowe Price U.S. Treasury Long-Term Index Fund, and T. Rowe Price U.S. Treasury Money Fund, respectively; by removing T. Rowe Price Institutional International Core Equity Fund and T. Rowe Price Institutional International Growth Equity Fund, each as a Mutual Fund – Series on behalf of T. Rowe Price Global Funds, Inc; by adding T. Rowe Price U.S. Limited Duration TIPS Index Fund as a Mutual Fund – Series of the T. Rowe Price Index Trust, Inc.; by adding T. Rowe Price Retirement Blend 2005 Fund, T. Rowe Price Retirement Blend 2010 Fund, T. Rowe Price Retirement Blend 2015 Fund, T. Rowe Price Retirement Blend 2020 Fund, T. Rowe Price Retirement Blend 2025 Fund, T. Rowe Price Retirement Blend 2030 Fund, T. Rowe Price Retirement Blend 2035 Fund, T. Rowe Price Retirement Blend 2040 Fund, T. Rowe Price Retirement Blend 2045 Fund, T. Rowe Price Retirement Blend 2050 Fund, T. Rowe Price Retirement Blend 2055 Fund, T. Rowe Price Retirement Blend 2060 Fund, and T. Rowe Price Retirement 2065 Fund, each a Mutual Fund – Series of T. Rowe Price Retirement Funds, Inc.; and by adding T. Rowe Price Transition Fund as a Mutual Fund – Series of the T. Rowe Price Reserve Investment Funds, Inc.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

[Signature page follows.]

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Scott Russell
Name: Scott Russell
Title: Vice President
Date:

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: October 5, 2020

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Fran Pollack-Matz
Name: Fran Pollack-Matz
Title: Vice President
Date: October 5, 2020

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund, Inc.	CAF	Mutual Fund - Parent
T. Rowe Price Communications & Technology Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Equity Income Fund, Inc.	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price Moderate Allocation Portfolio	PSP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund - Parent
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Disciplined Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund - Parent
T. Rowe Price GNMA Fund, Inc.	GMA	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	Mutual Fund - Parent
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price U.S. Limited Duration TIPS Index Fund	LDX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price China Evolution Equity Fund	CEE	Mutual Fund - Series
T. Rowe Price Dynamic Credit Fund	DCF	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Emerging Markets Discovery Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Bond Fund (USD Hedged)	IBH	Mutual Fund - Series
T. Rowe Price International Disciplined Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price International Value Equity Fund	IGI	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	MSR	Mutual Fund - Parent
T. Rowe Price New America Growth Fund, Inc.	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Short-Term Government Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	Mutual Fund - Series
T. Rowe Price Transition Fund	TNF	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Short Duration Income Fund	SDI	Mutual Fund - Series
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price Spectrum Funds II, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Spectrum Conservative Allocation Fund	PSI	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Allocation Fund	PSB	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Growth Allocation Fund	PSG	Mutual Fund - Series
T. Rowe Price State Tax-Free Funds, Inc.	STT	Mutual Fund - Parent
T. Rowe Price California Tax-Free Bond Fund	CAB	Mutual Fund - Series
T. Rowe Price California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
T. Rowe Price New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
T. Rowe Price New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
T. Rowe Price New York Tax-Free Money Fund	NYM	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	Mutual Fund - Parent
T. Rowe Price QM U.S. Bond Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Equity Research Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Intermediate Index Fund	USI	Mutual Fund - Series
T. Rowe Price U.S. Treasury Long-Term Index Fund	USL	Mutual Fund - Series
T. Rowe Price U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement 2065 Fund	RPO	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement Blend 2005 Fund	RBA	Mutual Fund - Series
T. Rowe Price Retirement Blend 2010 Fund	RBB	Mutual Fund - Series
T. Rowe Price Retirement Blend 2015 Fund	RBC	Mutual Fund - Series
T. Rowe Price Retirement Blend 2020 Fund	RBD	Mutual Fund - Series
T. Rowe Price Retirement Blend 2025 Fund	RBE	Mutual Fund - Series
T. Rowe Price Retirement Blend 2030 Fund	RBG	Mutual Fund - Series
T. Rowe Price Retirement Blend 2035 Fund	RBH	Mutual Fund - Series
T. Rowe Price Retirement Blend 2040 Fund	RBJ	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement Blend 2045 Fund	RBK	Mutual Fund - Series
T. Rowe Price Retirement Blend 2050 Fund	RBL	Mutual Fund - Series
T. Rowe Price Retirement Blend 2055 Fund	RBM	Mutual Fund - Series
T. Rowe Price Retirement Blend 2060 Fund	RBN	Mutual Fund - Series
T. Rowe Price Retirement Blend 2065 Fund	RBO	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund	RIB	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement I 2065 Fund—I Class	RRI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Target 2065 Fund	TRQ	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 22

TO

Fund Accounting Agreement

This Amendment No. 22 (this “Amendment”) is made and entered into effective as of January 4, 2021 by and between each Fund listed on amended Exhibit A (each a “Fund” or collectively the “Funds”), attached hereto as attachment A, T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED EXHIBIT A

Exhibit A to the Fund Accounting Agreement is hereby amended by removing T. Rowe Price Institutional Core Plus Fund as a Mutual Fund – Series of the T. Rowe Price Institutional Income Funds, Inc.; by adding T. Rowe Price Global Impact Equity Fund as a Mutual Fund – Series of the T. Rowe Price International Funds, Inc.; by removing T. Rowe Price Summit Municipal Money Market Fund as a Mutual Fund – Series of T. Rowe Price Summit Municipal Funds, Inc.; and by changing the name of Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund, each a Mutual Fund – Series of T. Rowe Price Spectrum Fund, Inc., to T. Rowe Price Spectrum Diversified Equity Fund, T. Rowe Price Spectrum Income Fund, and T. Rowe Price Spectrum International Equity Fund, respectively.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

[Signature page follows.]

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Scott Russell
Name: Scott Russell
Title: Vice President
Date: January 4, 2021

T. ROWE PRICE ASSOCIATES, INC.

By:	/s /David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: January 4, 2021

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Fran Pollack-Matz
Name: Fran Pollack-Matz
Title: Vice President
Date: January 4, 2021

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund, Inc.	CAF	Mutual Fund - Parent
T. Rowe Price Communications & Technology Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Equity Income Fund, Inc.	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price Moderate Allocation Portfolio	PSP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund - Parent
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Disciplined Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund - Parent
T. Rowe Price GNMA Fund, Inc.	GMA	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	Mutual Fund - Parent
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price U.S. Limited Duration TIPS Index Fund	LDX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price China Evolution Equity Fund	CEE	Mutual Fund - Series
T. Rowe Price Dynamic Credit Fund	DCF	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Discovery Stock Fund	EMV	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Impact Equity Fund	GPF	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Bond Fund (USD Hedged)	IBH	Mutual Fund - Series
T. Rowe Price International Disciplined Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price International Value Equity Fund	IGI	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	MSR	Mutual Fund - Parent
T. Rowe Price New America Growth Fund, Inc.	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price QM U.S. Bond Index Fund, Inc.	UBX	Mutual Fund - Parent
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Government Reserve Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	Mutual Fund - Series
T. Rowe Price Transition Fund	TNF	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Short Duration Income Fund	SDI	Mutual Fund - Series
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price Spectrum Funds II, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Spectrum Conservative Allocation Fund	PSI	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Allocation Fund	PSB	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Growth Allocation Fund	PSG	Mutual Fund - Series
T. Rowe Price State Tax-Free Funds, Inc.	STT	Mutual Fund - Parent
T. Rowe Price California Tax-Free Bond Fund	CAB	Mutual Fund - Series
T. Rowe Price California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
T. Rowe Price New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
T. Rowe Price New York Tax-Free Bond Fund	NYB	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price New York Tax-Free Money Fund	NYM	Mutual Fund - Series
T. Rowe Price Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	Mutual Fund - Parent
T. Rowe Price U.S. Equity Research Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Intermediate Index Fund	USI	Mutual Fund - Series
T. Rowe Price U.S. Treasury Long-Term Index Fund	USL	Mutual Fund - Series
T. Rowe Price U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement 2065 Fund	RPO	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement Blend 2005 Fund	RBA	Mutual Fund - Series
T. Rowe Price Retirement Blend 2010 Fund	RBB	Mutual Fund - Series
T. Rowe Price Retirement Blend 2015 Fund	RBC	Mutual Fund - Series
T. Rowe Price Retirement Blend 2020 Fund	RBD	Mutual Fund - Series
T. Rowe Price Retirement Blend 2025 Fund	RBE	Mutual Fund - Series
T. Rowe Price Retirement Blend 2030 Fund	RBG	Mutual Fund - Series
T. Rowe Price Retirement Blend 2035 Fund	RBH	Mutual Fund - Series
T. Rowe Price Retirement Blend 2040 Fund	RBJ	Mutual Fund - Series
T. Rowe Price Retirement Blend 2045 Fund	RBK	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement Blend 2050 Fund	RBL	Mutual Fund - Series
T. Rowe Price Retirement Blend 2055 Fund	RBM	Mutual Fund - Series
T. Rowe Price Retirement Blend 2060 Fund	RBN	Mutual Fund - Series
T. Rowe Price Retirement Blend 2065 Fund	RBO	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund	RIB	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement I 2065 Fund—I Class	RRI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Target 2065 Fund	TRQ	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
T. Rowe Price Spectrum Diversified Equity Fund	SPG	Mutual Fund - Series
T. Rowe Price Spectrum Income Fund	SPI	Mutual Fund - Series
T. Rowe Price Spectrum International Equity Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 23

TO

Fund Accounting Agreement

This Amendment No. 23 (this “Amendment”) is made and entered into effective as of September 1, 2021 by and between each Fund listed on amended Exhibit A (each a “Fund” or collectively the “Funds”), attached hereto as attachment A, T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED EXHIBIT A

Exhibit A to the Fund Accounting Agreement is hereby amended by removing T. Rowe Price Growth & Income Fund, Inc.; by removing T. Rowe Price Institutional Cash Reserves Fund as a Mutual Fund – Series of the T. Rowe Price Institutional Income Funds, Inc.; by removing T. Rowe Price Short-Term Government Fund as a Mutual Fund – Series of the T. Rowe Price Reserve Investment Funds, Inc.; by removing T. Rowe Price California Tax-Free Money Fund and T. Rowe Price New York Tax-Free Money Fund, each as a Mutual Fund – Series of the T. Rowe Price State Tax-Free Funds, Inc.; by changing the name of T. Rowe Price New America Growth Portfolio, a Mutual Fund – Series of the T. Rowe Price Equity Series, Inc. to T. Rowe Price All-Cap Opportunities Portfolio; and by changing the name of T. Rowe Price New America Growth Fund, Inc., to T. Rowe Price All-Cap Opportunities Fund, Inc.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

[Signature page follows.]

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Scott Russell
Name: Scott Russell
Title: Vice President
Date: September 8, 2021

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: September 1, 2021

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Fran Pollack-Matz
Name: Fran Pollack-Matz
Title: Vice President
Date: September 1, 2021

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Eagle Fund Code	Entity Type
‘40 Act Registered Funds
T. Rowe Price All-Cap Opportunities Fund, Inc.	NAG	7018	Mutual Fund - Parent
T. Rowe Price Balanced Fund, Inc.	BAL	7047	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	70A6	Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund, Inc.	CAF	7025	Mutual Fund - Parent
T. Rowe Price Communications & Technology Fund, Inc.	MTF	70A9	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	70E6	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	70E9	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	70Q7	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.	DGF	7081	Mutual Fund - Parent
T. Rowe Price Equity Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	70N7	Mutual Fund - Series
T. Rowe Price Large-Cap Growth Fund	LCG	70K2	Mutual Fund - Series
T. Rowe Price Large-Cap Value Fund	LCV	70H6	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	70F5	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	70H5	Mutual Fund - Series
T. Rowe Price Equity Income Fund, Inc.	EIF	7019	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.			Mutual Fund - Parent
T. Rowe Price All-Cap Opportunities Portfolio	NAP	70D2	Mutual Fund - Series
T. Rowe Price Blue Chip Growth Portfolio	BCP	70J6	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	70D1	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	70J7	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	70J5	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	70F9	Mutual Fund - Series
T. Rowe Price Moderate Allocation Portfolio	PSP	70E0	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	70F7	Mutual Fund - Parent
T. Rowe Price Fixed Income Series, Inc.			Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	70F8	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	70D4	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Eagle Fund Code	Entity Type
T. Rowe Price Floating Rate Fund, Inc.	FRI	70BE	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	70DX	Mutual Fund - Parent
T. Rowe Price Global Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	70V0	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	70N6	Mutual Fund - Series
T. Rowe Price Global Value Equity Fund	IGV	70DF	Mutual Fund - Series
T. Rowe Price Institutional International Disciplined Equity Fund	ICE	70AQ	Mutual Fund - Series
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	70AF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	70AD	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	70I2	Mutual Fund - Parent
T. Rowe Price GNMA Fund, Inc.	GMA	7020	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	7005	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.	GSF	7004	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	70F1	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	7016	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	70KA	Mutual Fund - Series
T. Rowe Price Index Trust, Inc.			Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	7041	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	70G8	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	70HE	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	70HF	Mutual Fund - Series
T. Rowe Price U.S. Limited Duration TIPS Index Fund	LDX	70NZ	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	70G9	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	70N5	Mutual Fund - Parent
T. Rowe Price Institutional Income Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Institutional Floating Rate Fund	IFR	70W0	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	70J2	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	70DW	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	70FM	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	70V6	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	70FB	Mutual Fund - Series
T. Rowe Price China Evolution Equity Fund	CEE	70LY	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Eagle Fund Code	Entity Type
T. Rowe Price Dynamic Credit Fund	DCF	70LD	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	70GB	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	70I1	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	70E3	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	70DB	Mutual Fund - Series
T. Rowe Price Emerging Markets Discovery Stock Fund	EMV	70FY	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	70BA	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	70E4	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	7040	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	70HQ	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	70AE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	70GD	Mutual Fund - Series
T. Rowe Price Global Impact Equity Fund	GPF	70PR	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	70E7	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	70F2	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	7022	Mutual Fund - Series
T. Rowe Price International Bond Fund (USD Hedged)	IBH	70JB	Mutual Fund - Series
T. Rowe Price International Disciplined Equity Fund	ICN	70FN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	7033	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	7007	Mutual Fund - Series
T. Rowe Price International Value Equity Fund	IGI	70H1	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	7000	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	70C5	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	7045	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	70V1	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.			Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	70J3	Mutual Fund - Series
T. Rowe Price International Series, Inc.			Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	70C9	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	70U8	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	7057	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	70F3	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Eagle Fund Code	Entity Type
T. Rowe Price Multi-Sector Account Portfolios, Inc.			Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	70AX	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	70AW	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	70AV	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	70AY	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	70AU	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	70DA	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	MSR	70JD	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	7002	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	7001	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	7003	Mutual Fund - Parent
T. Rowe Price QM U.S. Bond Index Fund, Inc.	UBX	70J1	Mutual Fund - Parent
T. Rowe Price Quantitative Management Funds, Inc.			Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	70HM	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	70G4	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	70HL	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	70HJ	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	70AP	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	70G7	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	70G5	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	70CW	Mutual Fund - Series
T. Rowe Price Transition Fund	TNF	70PQ	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	70G6	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	7030	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	7013	Mutual Fund - Parent
T. Rowe Price Short Duration Income Fund	SDI	70NP	Mutual Fund - Series
T. Rowe Price Ultra Short-Term Bond Fund	SBF	70DH	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	7031	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	7032	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Eagle Fund Code	Entity Type
T. Rowe Price Spectrum Funds II, Inc.			Mutual Fund - Parent
T. Rowe Price Spectrum Conservative Allocation Fund	PSI	70D6	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Allocation Fund	PSB	70D7	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Growth Allocation Fund	PSG	70D8	Mutual Fund - Series
T. Rowe Price State Tax-Free Funds, Inc.			Mutual Fund - Parent
T. Rowe Price California Tax-Free Bond Fund	CAB	7026	Mutual Fund - Series
T. Rowe Price Georgia Tax-Free Bond Fund	GAB	7093	Mutual Fund - Series
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	MDS	7079	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Bond Fund	MDB	7029	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Money Fund	MDM	70K0	Mutual Fund - Series
T. Rowe Price New Jersey Tax-Free Bond Fund	NJB	7048	Mutual Fund - Series
T. Rowe Price New York Tax-Free Bond Fund	NYB	7023	Mutual Fund - Series
T. Rowe Price Virginia Tax-Free Bond Fund	VAB	7049	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	70B5	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	70B9	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	70B8	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	70J4	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	7008	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	7017	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	7006	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	7012	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	70HU	Mutual Fund - Parent
T. Rowe Price U.S. Equity Research Fund, Inc.	COF	70E1	Mutual Fund - Parent
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	70AH	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.			Mutual Fund - Parent
T. Rowe Price U.S. Treasury Intermediate Index Fund	USI	7036	Mutual Fund - Series
T. Rowe Price U.S. Treasury Long-Term Index Fund	USL	7037	Mutual Fund - Series
T. Rowe Price U.S. Treasury Money Fund	UST	7009	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Eagle Fund Code	Entity Type
T. Rowe Price Value Fund, Inc.	VAL	70D9	Mutual Fund - Parent

‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	70Q8	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	70K4	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	70Q9	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	70K5	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	70R0	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	70K6	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	70R1	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	70K7	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	70R9	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	70V2	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	70V3	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	70FH	Mutual Fund - Series
T. Rowe Price Retirement 2065 Fund	RPO	70NR	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	70K9	Mutual Fund - Series
T. Rowe Price Retirement Blend 2005 Fund	RFA	70PA	Mutual Fund - Series
T. Rowe Price Retirement Blend 2010 Fund	RFB	70PB	Mutual Fund - Series
T. Rowe Price Retirement Blend 2015 Fund	RFC	70PD	Mutual Fund - Series
T. Rowe Price Retirement Blend 2020 Fund	RFD	70PE	Mutual Fund - Series
T. Rowe Price Retirement Blend 2025 Fund	RFE	70PF	Mutual Fund - Series
T. Rowe Price Retirement Blend 2030 Fund	RFF	70PG	Mutual Fund - Series
T. Rowe Price Retirement Blend 2035 Fund	RFG	70PH	Mutual Fund - Series
T. Rowe Price Retirement Blend 2040 Fund	RFH	70PI	Mutual Fund - Series
T. Rowe Price Retirement Blend 2045 Fund	RFJ	70PJ	Mutual Fund - Series
T. Rowe Price Retirement Blend 2050 Fund	RFK	70PL	Mutual Fund - Series
T. Rowe Price Retirement Blend 2055 Fund	RFM	70PM	Mutual Fund - Series
T. Rowe Price Retirement Blend 2060 Fund	RFN	70PN	Mutual Fund - Series
T. Rowe Price Retirement Blend 2065 Fund	RFO	70PO	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund	RIB	70HZ	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	70GM	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	70GN	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	70GO	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	70GP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Eagle Fund Code	Entity Type
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	70GQ	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	70GR	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	70GS	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	70GU	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	70GV	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	70GW	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	70GX	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	70GY	Mutual Fund - Series
T. Rowe Price Retirement I 2065 Fund—I Class	RRI	70NS	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	70GZ	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	70EA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	70EB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	70ED	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	70EF	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	70EG	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	70EH	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	70EI	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	70EJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	70EL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	70EM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	70EN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	70FI	Mutual Fund - Series
T. Rowe Price Target 2065 Fund	TRQ	70NU	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.			Mutual Fund - Parent
T. Rowe Price Spectrum Diversified Equity Fund	SPG	7043	Mutual Fund - Series
T. Rowe Price Spectrum Income Fund	SPI	7044	Mutual Fund - Series
T. Rowe Price Spectrum International Equity Fund	SPF	70G1	Mutual Fund - Series

AMENDMENT NO. 24

TO

Fund Accounting Agreement

This Amendment No. 24 (this “Amendment”) dated June 23, 2022 by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	SERVICE LEVEL DESCRIPTION

The Fund Accounting Agreement is hereby amended by deleting the Service Level Description attached thereto and replacing it in its entirety with the new Service Level Description attached hereto as Attachment A.

3.	NAV ERROR POLICY

The Fund Accounting Agreement is hereby amended by deleting Schedule II (NAV Error Policy) attached thereto and replacing it in its entirety with the new Schedule II (NAV Error Policy) attached hereto as Attachment B.

4.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

5.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

6.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

[Signature page follows.]

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Scott Russell
Name: Scott Russell
Title: Vice President
Date: June 30, 2022

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: June 30, 2022

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Fran Pollack-Matz
Name: Fran Pollack-Matz
Title: Vice President
Date: June 30, 2022

AMENDMENT NO. 25

TO

Fund Accounting Agreement

This corrected Amendment No. 25 (this “Amendment”) dated August 31, 2022 by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon”). This Amendment corrects, supersedes and replaces, ab initio, that certain other Amendment No. 25 to the Fund Accounting Agreement which other Amendment No. 25 is dated, and was executed on, August 31, 2022.

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	SCHEDULE OF SERVICES

The Fund Accounting Agreement is hereby amended by deleting Schedule I (Schedule of Services) attached thereto and replacing it in its entirety with the new Schedule I (Schedule of Services) attached hereto as Attachment A.

3.	COMPENSATION

The Fund Accounting Agreement is hereby amended by deleting Schedule IV (Compensation) attached thereto and replacing it in its entirety with the new Schedule IV (Compensation) attached hereto as Attachment B.

4.	SERVICE LEVEL DESCRIPTION

The Fund Accounting Agreement is hereby amended by deleting the Service Level Description attached thereto and replacing it in its entirety with the new Service Level Description attached hereto as Attachment C.

5.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

6.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

7.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

[Signature page follows.]

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Michael Green
Name: Michael Green
Title: Global Relationship Manager
Date: November 29, 2022

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: November 28, 2022

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Fran Pollack-Matz
Name: Fran Pollack-Matz
Title: Vice President
Date: November 28, 2022

AMENDMENT NO. 26

TO

Fund Accounting Agreement

This Amendment No. 26 (this “Amendment”) dated November 16, 2022 by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	COMPENSATION

The Fund Accounting Agreement is hereby amended by deleting Schedule IV (Compensation) attached thereto and replacing it in its entirety with the new Schedule IV (Compensation) attached hereto as Attachment A.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

[Signature page follows.]

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Michael Green
Name: Michael Green
Title: Global Relationship Manager
Date: November 29, 2022
T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: November 28, 2022

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Fran Pollack-Matz
Name: Fran Pollack-Matz
Title: Vice President
Date: November 28, 2022

AMENDMENT NO. 27

TO

Fund Accounting Agreement

This Amendment No. 27 (this “Amendment”) dated May 15, 2023 by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	COMPENSATION

The Fund Accounting Agreement is hereby amended by deleting Schedule IV (Compensation) attached thereto and replacing it in its entirety with the new Schedule IV (Compensation) attached hereto as Attachment A.

3.	SERVICE LEVEL DESCRIPTION

The Fund Accounting Agreement is hereby amended by deleting Attachment C (Service Level Description) attached thereto and replacing it in its entirety with the new Attachment C (Service Level Description) attached hereto as Attachment C.

4.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

5.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

6.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

[Signature page follows.]

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Michael Green
Name: Michael Green
Title: Managing Director, Asset Servicing
Date: May 10, 2023

t. rowe price associates, inc.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: General Counsel
Date: May 9, 2023

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Fran Pollack-Matz
Name: Fran Pollack-Matz
Title: Secretary and Vice President
Date: May 9, 2023

AMENDMENT NO. 28

TO

Fund Accounting Agreement

This Amendment No. 28 (this “Amendment”) dated July 5, 2023, by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2.	AMENDED EXHIBIT A

Exhibit A to the Fund Accounting Agreement is hereby amended by deleting Exhibit A attached thereto and replacing it in its entirety with the new Exhibit A attached hereto as Attachment A.

3.	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4.	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5.	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

[Signature page follows.]

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Michael Green
Name: Michael Green
Title: Managing Director
Date: July 5, 2023

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ Laura Chasney
Name: Laura Chasney
Title: Vice President
Date: July 5, 2023

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Fran Pollack-Matz
Name: Fran Pollack-Matz
Title: Vice President
Date: July 5, 2023

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Eagle Fund Code	Entity Type
‘40 Act Registered Funds
T. Rowe Price All-Cap Opportunities Fund, Inc.	NAG	7018	Mutual Fund - Parent
T. Rowe Price Balanced Fund, Inc.	BAL	7047	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	70A6	Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund, Inc.	CAF	7025	Mutual Fund - Parent
T. Rowe Price Communications & Technology Fund, Inc.	MTF	70A9	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	70E6	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	70E9	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	70Q7	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.	DGF	7081	Mutual Fund - Parent
T. Rowe Price Equity Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Hedged Equity Fund	HEF	70QB	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	70N7	Mutual Fund - Series
T. Rowe Price Large-Cap Growth Fund	LCG	70K2	Mutual Fund - Series
T. Rowe Price Large-Cap Value Fund	LCV	70H6	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	70F5	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	70H5	Mutual Fund - Series
T. Rowe Price Equity Income Fund, Inc.	EIF	7019	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.			Mutual Fund - Parent
T. Rowe Price All-Cap Opportunities Portfolio	NAP	70D2	Mutual Fund - Series
T. Rowe Price Blue Chip Growth Portfolio	BCP	70J6	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	70D1	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	70J7	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	70J5	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	70F9	Mutual Fund - Series
T. Rowe Price Moderate Allocation Portfolio	PSP	70E0	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	70F7	Mutual Fund - Parent
T. Rowe Price Fixed Income Series, Inc.			Mutual Fund - Parent
T. Rowe Price Limited-Term Bond Portfolio	LTP	70D4	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	70BE	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Eagle Fund Code	Entity Type
T. Rowe Price Global Allocation Fund, Inc.	GAF	70DX	Mutual Fund - Parent
T. Rowe Price Global Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	70V0	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	70N6	Mutual Fund - Series
T. Rowe Price Global Value Equity Fund	IGV	70DF	Mutual Fund - Series
T. Rowe Price Institutional International Disciplined Equity Fund	ICE	70AQ	Mutual Fund - Series
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	70AF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	70AD	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	70I2	Mutual Fund - Parent
T. Rowe Price GNMA Fund, Inc.	GMA	7020	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	7005	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.	GSF	7004	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	70F1	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	7016	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	70KA	Mutual Fund - Series
T. Rowe Price Index Trust, Inc.			Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	7041	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	70G8	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	70HE	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	70HF	Mutual Fund - Series
T. Rowe Price U.S. Limited Duration TIPS Index Fund	LDX	70NZ	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	70G9	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	70N5	Mutual Fund - Parent
T. Rowe Price Institutional Income Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Institutional Floating Rate Fund	IFR	70W0	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	70J2	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	70DW	Mutual Fund - Series
T. Rowe Price Integrated Equity Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Integrated Global Equity Fund	QGE	70HM	Mutual Fund - Series
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund	DSG	70G4	Mutual Fund - Series
T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund	QSM	70HL	Mutual Fund - Series
T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund	QMV	70HJ	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Eagle Fund Code	Entity Type
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	70FM	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	70V6	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	70FB	Mutual Fund - Series
T. Rowe Price China Evolution Equity Fund	CEE	70LY	Mutual Fund - Series
T. Rowe Price Dynamic Credit Fund	DCF	70LD	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	70GB	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	70I1	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	70E3	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	70DB	Mutual Fund - Series
T. Rowe Price Emerging Markets Discovery Stock Fund	EMV	70FY	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	70BA	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	70E4	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	7040	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	70HQ	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	70AE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	70GD	Mutual Fund - Series
T. Rowe Price Global Impact Equity Fund	GPF	70PR	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	70E7	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	70F2	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	7022	Mutual Fund - Series
T. Rowe Price International Bond Fund (USD Hedged)	IBH	70JB	Mutual Fund - Series
T. Rowe Price International Disciplined Equity Fund	ICN	70FN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	7033	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	7007	Mutual Fund - Series
T. Rowe Price International Value Equity Fund	IGI	70H1	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	7000	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	70C5	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	7045	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	70V1	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.			Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	70J3	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Eagle Fund Code	Entity Type
T. Rowe Price International Series, Inc.			Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	70C9	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	70U8	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	7057	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	70F3	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.			Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	70AX	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	70AW	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	70AV	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	70AY	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	70AU	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	70DA	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	MSR	70JD	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	7002	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	7001	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	7003	Mutual Fund - Parent
T. Rowe Price QM U.S. Bond Index Fund, Inc.	UBX	70J1	Mutual Fund - Parent
T. Rowe Price Real Assets Fund, Inc.	RAF	70AP	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	70G7	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	70G5	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	70CW	Mutual Fund - Series
T. Rowe Price Transition Fund	TNF	70PQ	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	70G6	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	7030	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	7013	Mutual Fund - Parent
T. Rowe Price Short Duration Income Fund	SDI	70NP	Mutual Fund - Series
T. Rowe Price Ultra Short-Term Bond Fund	SBF	70DH	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	7031	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	7032	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Eagle Fund Code	Entity Type
T. Rowe Price Spectrum Funds II, Inc.			Mutual Fund - Parent
T. Rowe Price Spectrum Conservative Allocation Fund	PSI	70D6	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Allocation Fund	PSB	70D7	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Growth Allocation Fund	PSG	70D8	Mutual Fund - Series
T. Rowe Price State Tax-Free Funds, Inc.			Mutual Fund - Parent
T. Rowe Price California Tax-Free Bond Fund	CAB	7026	Mutual Fund - Series
T. Rowe Price Georgia Tax-Free Bond Fund	GAB	7093	Mutual Fund - Series
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	MDS	7079	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Bond Fund	MDB	7029	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Money Fund	MDM	70K0	Mutual Fund - Series
T. Rowe Price New Jersey Tax-Free Bond Fund	NJB	7048	Mutual Fund - Series
T. Rowe Price New York Tax-Free Bond Fund	NYB	7023	Mutual Fund - Series
T. Rowe Price Virginia Tax-Free Bond Fund	VAB	7049	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	70B5	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	70B9	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	70B8	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	70J4	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	7008	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	7017	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	7006	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	7012	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	70HU	Mutual Fund - Parent
T. Rowe Price U.S. Equity Research Fund, Inc.	COF	70E1	Mutual Fund - Parent
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	70AH	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.			Mutual Fund - Parent
T. Rowe Price U.S. Treasury Intermediate Index Fund	USI	7036	Mutual Fund - Series
T. Rowe Price U.S. Treasury Long-Term Index Fund	USL	7037	Mutual Fund - Series
T. Rowe Price U.S. Treasury Money Fund	UST	7009	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Eagle Fund Code	Entity Type
T. Rowe Price Value Fund, Inc.	VAL	70D9	Mutual Fund - Parent

‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	70Q8	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	70K4	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	70Q9	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	70K5	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	70R0	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	70K6	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	70R1	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	70K7	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	70R9	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	70V2	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	70V3	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	70FH	Mutual Fund - Series
T. Rowe Price Retirement 2065 Fund	RPO	70NR	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	70K9	Mutual Fund - Series
T. Rowe Price Retirement Blend 2005 Fund	RFA	70PA	Mutual Fund - Series
T. Rowe Price Retirement Blend 2010 Fund	RFB	70PB	Mutual Fund - Series
T. Rowe Price Retirement Blend 2015 Fund	RFC	70PD	Mutual Fund - Series
T. Rowe Price Retirement Blend 2020 Fund	RFD	70PE	Mutual Fund - Series
T. Rowe Price Retirement Blend 2025 Fund	RFE	70PF	Mutual Fund - Series
T. Rowe Price Retirement Blend 2030 Fund	RFF	70PG	Mutual Fund - Series
T. Rowe Price Retirement Blend 2035 Fund	RFG	70PH	Mutual Fund - Series
T. Rowe Price Retirement Blend 2040 Fund	RFH	70PI	Mutual Fund - Series
T. Rowe Price Retirement Blend 2045 Fund	RFJ	70PJ	Mutual Fund - Series
T. Rowe Price Retirement Blend 2050 Fund	RFK	70PL	Mutual Fund - Series
T. Rowe Price Retirement Blend 2055 Fund	RFM	70PM	Mutual Fund - Series
T. Rowe Price Retirement Blend 2060 Fund	RFN	70PN	Mutual Fund - Series
T. Rowe Price Retirement Blend 2065 Fund	RFO	70PO	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund	RIB	70HZ	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	70GM	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	70GN	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	70GO	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	70GP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Eagle Fund Code	Entity Type
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	70GQ	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	70GR	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	70GS	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	70GU	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	70GV	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	70GW	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	70GX	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	70GY	Mutual Fund - Series
T. Rowe Price Retirement I 2065 Fund—I Class	RRI	70NS	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	70GZ	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	70EA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	70EB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	70ED	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	70EF	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	70EG	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	70EH	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	70EI	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	70EJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	70EL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	70EM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	70EN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	70FI	Mutual Fund - Series
T. Rowe Price Target 2065 Fund	TRQ	70NU	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.			Mutual Fund - Parent
T. Rowe Price Spectrum Diversified Equity Fund	SPG	7043	Mutual Fund - Series
T. Rowe Price Spectrum Income Fund	SPI	7044	Mutual Fund - Series
T. Rowe Price Spectrum International Equity Fund	SPF	70G1	Mutual Fund - Series

AMENDMENT NO. 29

TO

Fund Accounting Agreement

This Amendment No. 29 (this “Amendment”) dated September 1, 2023 by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

(a)	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

(b)	AMENDED EXHIBIT A

Exhibit A to the Fund Accounting Agreement is hereby amended by deleting Exhibit A attached thereto and replacing it in its entirety with the new Exhibit A attached hereto as Attachment A.

(c)	SCHEDULE OF SERVICES

The Fund Accounting Agreement is hereby amended by deleting Schedule I (Schedule of Services) attached thereto and replacing it in its entirety with the new Schedule I (Schedule of Services) attached hereto as Attachment B.

(d)	COMPENSATION

The Fund Accounting Agreement is hereby amended by deleting Schedule IV (Compensation) attached thereto and replacing it in its entirety with the new Schedule IV (Compensation) attached hereto as Attachment C.

(e)	SERVICE LEVEL DESCRIPTION

The Fund Accounting Agreement is hereby amended by deleting the Service Level Description attached thereto and replacing it in its entirety with the new Service Level Description attached hereto as Attachment D.

(f)	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

(g)	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

(h)	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Michael Green
Name: Michael Green
Title: Managing Director
Date: September 5, 2023

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: General Counsel
Date: September 5, 2023

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Fran Pollack-Matz
Name: Fran Pollack-Matz
Title: Vice President and Secretary of the Funds
Date:

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
‘40 Act Registered Funds
T. Rowe Price All-Cap Opportunities Fund, Inc.*	NAG	7018	Mutual Fund - Parent
T. Rowe Price Balanced Fund, Inc.*	BAL	7047	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.*	BCG	70A6	Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund, Inc.*	CAF	7025	Mutual Fund - Parent
T. Rowe Price Communications & Technology Fund, Inc.*	MTF	70A9	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	70E6	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	70E9	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.*	DMG	70Q7	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.*	DGF	7081	Mutual Fund - Parent
T. Rowe Price Equity Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Hedged Equity Fund	HEF	70QB	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Core Growth Fund*	LCC	70N7	Mutual Fund - Series
T. Rowe Price Large-Cap Growth Fund*	LCG	70K2	Mutual Fund - Series
T. Rowe Price Large-Cap Value Fund*	LCV	70H6	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund*	MCE	70F5	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund*	SCI	70H5	Mutual Fund - Series
T. Rowe Price Equity Income Fund, Inc.*	EIF	7019	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.			Mutual Fund - Parent
T. Rowe Price All-Cap Opportunities Portfolio*	NAP	70D2	Mutual Fund - Series
T. Rowe Price Blue Chip Growth Portfolio*	BCP	70J6	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio*	EIP	70D1	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio*	EXP	70J7	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio*	HSP	70J5	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio*	MGP	70F9	Mutual Fund - Series
T. Rowe Price Moderate Allocation Portfolio*	PSP	70E0	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.*	FSF	70F7	Mutual Fund - Parent
T. Rowe Price Fixed Income Series, Inc.			Mutual Fund - Parent
T. Rowe Price Limited-Term Bond Portfolio	LTP	70D4	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Floating Rate Fund, Inc.	FRI	70BE	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.*	GAF	70DX	Mutual Fund - Parent
T. Rowe Price Global Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	70V0	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund*	IEM	70N6	Mutual Fund - Series
T. Rowe Price Global Value Equity Fund*	IGV	70DF	Mutual Fund - Series
T. Rowe Price Institutional International Disciplined Equity Fund*	ICE	70AQ	Mutual Fund - Series
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	70AF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.*	GRE	70AD	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.*	GTF	70I2	Mutual Fund - Parent
T. Rowe Price GNMA Fund, Inc.	GMA	7020	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	7005	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.*	GSF	7004	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.*	HSF	70F1	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	7016	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	70KA	Mutual Fund - Series
T. Rowe Price Index Trust, Inc.			Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund*	EXF	7041	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund*	XMX	70G8	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund*	MCX	70HE	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund*	SCX	70HF	Mutual Fund - Series
T. Rowe Price U.S. Limited Duration TIPS Index Fund	LDX	70NZ	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund*	TMX	70G9	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	70N5	Mutual Fund - Parent
T. Rowe Price Institutional Income Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Institutional Floating Rate Fund	IFR	70W0	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	70J2	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	70DW	Mutual Fund - Series
T. Rowe Price Integrated Equity Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Integrated Global Equity Fund*	QGE	70HM	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund*	DSG	70G4	Mutual Fund - Series
T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund*	QSM	70HL	Mutual Fund - Series
T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund*	QMV	70HJ	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	70FM	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund*	AME	70V6	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund*	AOF	70FB	Mutual Fund - Series
T. Rowe Price China Evolution Equity Fund*	CEE	70LY	Mutual Fund - Series
T. Rowe Price Dynamic Credit Fund	DCF	70LD	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	70GB	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund*	EEM	70I1	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	70E3	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	70DB	Mutual Fund - Series
T. Rowe Price Emerging Markets Discovery Stock Fund*	EMV	70FY	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	70BA	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund*	EMS	70E4	Mutual Fund - Series
T. Rowe Price European Stock Fund*	ESF	7040	Mutual Fund - Series
T. Rowe Price Global Consumer Fund*	GCF	70HQ	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund*	GLE	70AE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	70GD	Mutual Fund - Series
T. Rowe Price Global Impact Equity Fund*	GPF	70PR	Mutual Fund - Series
T. Rowe Price Global Industrials Fund*	IND	70E7	Mutual Fund - Series
T. Rowe Price Global Stock Fund*	GLS	70F2	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	7022	Mutual Fund - Series
T. Rowe Price International Bond Fund (USD Hedged)	IBH	70JB	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price International Disciplined Equity Fund*	ICN	70FN	Mutual Fund - Series
T. Rowe Price International Discovery Fund*	IDF	7033	Mutual Fund - Series
T. Rowe Price International Stock Fund*	ISF	7007	Mutual Fund - Series
T. Rowe Price International Value Equity Fund*	IGI	70H1	Mutual Fund - Series
T. Rowe Price Japan Fund*	JAF	7000	Mutual Fund - Series
T. Rowe Price Latin America Fund*	LAM	70C5	Mutual Fund - Series
T. Rowe Price New Asia Fund*	NAS	7045	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund*	OSF	70V1	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.			Mutual Fund - Parent
T. Rowe Price International Equity Index Fund*	IXF	70J3	Mutual Fund - Series
T. Rowe Price International Series, Inc.			Mutual Fund - Parent
T. Rowe Price International Stock Portfolio*	ISP	70C9	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	70U8	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.*	MCG	7057	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.*	MCV	70F3	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.			Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	70AX	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	70AW	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	70AV	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	70AY	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	70AU	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	70DA	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.*	MSR	70JD	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price New Era Fund, Inc.*	NEF	7002	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.*	NHF	7001	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	7003	Mutual Fund - Parent
T. Rowe Price QM U.S. Bond Index Fund, Inc.	UBX	70J1	Mutual Fund - Parent
T. Rowe Price Real Assets Fund, Inc.*	RAF	70AP	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.*	REF	70G7	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	70G5	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	70CW	Mutual Fund - Series
T. Rowe Price Transition Fund	TNF	70PQ	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	70G6	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.*	STF	7030	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	7013	Mutual Fund - Parent
T. Rowe Price Short Duration Income Fund	SDI	70NP	Mutual Fund - Series
T. Rowe Price Ultra Short-Term Bond Fund	SBF	70DH	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.*	SCS	7031	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.*	SCV	7032	Mutual Fund - Parent
T. Rowe Price Spectrum Funds II, Inc.			Mutual Fund - Parent
T. Rowe Price Spectrum Conservative Allocation Fund*	PSI	70D6	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Allocation Fund*	PSB	70D7	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Growth Allocation Fund*	PSG	70D8	Mutual Fund - Series
T. Rowe Price State Tax-Free Funds, Inc.			Mutual Fund - Parent
T. Rowe Price California Tax-Free Bond Fund	CAB	7026	Mutual Fund - Series
T. Rowe Price Georgia Tax-Free Bond Fund	GAB	7093	Mutual Fund - Series
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	MDS	7079	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Bond Fund	MDB	7029	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Money Fund	MDM	70K0	Mutual Fund - Series
T. Rowe Price New Jersey Tax-Free Bond Fund	NJB	7048	Mutual Fund - Series
T. Rowe Price New York Tax-Free Bond Fund	NYB	7023	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Virginia Tax-Free Bond Fund	VAB	7049	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	70B5	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	70B9	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	70B8	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund*	TMC	70J4	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	7008	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	7017	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	7006	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	7012	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	70HU	Mutual Fund - Parent
T. Rowe Price U.S. Equity Research Fund, Inc.*	COF	70E1	Mutual Fund - Parent
T. Rowe Price U.S. Large-Cap Core Fund, Inc.*	LCF	70AH	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.			Mutual Fund - Parent
T. Rowe Price U.S. Treasury Intermediate Index Fund	USI	7036	Mutual Fund - Series
T. Rowe Price U.S. Treasury Long-Term Index Fund	USL	7037	Mutual Fund - Series
T. Rowe Price U.S. Treasury Money Fund	UST	7009	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.*	VAL	70D9	Mutual Fund - Parent

‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund*	RPJ	70Q8	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund*	RPA	70K4	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund*	RPG	70Q9	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund*	RPB	70K5	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund*	RPH	70R0	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund*	RPC	70K6	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund*	RPI	70R1	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund*	RPD	70K7	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund*	RPK	70R9	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Retirement 2050 Fund*	RPL	70V2	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund*	RPM	70V3	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund*	RPN	70FH	Mutual Fund - Series
T. Rowe Price Retirement 2065 Fund*	RPO	70NR	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund*	RPE	70K9	Mutual Fund - Series
T. Rowe Price Retirement Blend 2005 Fund*	RFA	70PA	Mutual Fund - Series
T. Rowe Price Retirement Blend 2010 Fund*	RFB	70PB	Mutual Fund - Series
T. Rowe Price Retirement Blend 2015 Fund*	RFC	70PD	Mutual Fund - Series
T. Rowe Price Retirement Blend 2020 Fund*	RFD	70PE	Mutual Fund - Series
T. Rowe Price Retirement Blend 2025 Fund*	RFE	70PF	Mutual Fund - Series
T. Rowe Price Retirement Blend 2030 Fund*	RFF	70PG	Mutual Fund - Series
T. Rowe Price Retirement Blend 2035 Fund*	RFG	70PH	Mutual Fund - Series
T. Rowe Price Retirement Blend 2040 Fund*	RFH	70PI	Mutual Fund - Series
T. Rowe Price Retirement Blend 2045 Fund*	RFJ	70PJ	Mutual Fund - Series
T. Rowe Price Retirement Blend 2050 Fund*	RFK	70PL	Mutual Fund - Series
T. Rowe Price Retirement Blend 2055 Fund*	RFM	70PM	Mutual Fund - Series
T. Rowe Price Retirement Blend 2060 Fund*	RFN	70PN	Mutual Fund - Series
T. Rowe Price Retirement Blend 2065 Fund*	RFO	70PO	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund*	RIB	70HZ	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class*	RBI	70GM	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class*	RCI	70GN	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class*	RDI	70GO	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class*	RFI	70GP	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class*	RGI	70GQ	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Retirement I 2030 Fund—I Class*	RHI	70GR	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class*	RII	70GS	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class*	RJI	70GU	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class*	RKI	70GV	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class*	RMI	70GW	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class*	RNI	70GX	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class*	ROI	70GY	Mutual Fund - Series
T. Rowe Price Retirement I 2065 Fund—I Class*	RRI	70NS	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class*	RQI	70GZ	Mutual Fund - Series
T. Rowe Price Target 2005 Fund*	TRA	70EA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund*	TRB	70EB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund*	TRC	70ED	Mutual Fund - Series
T. Rowe Price Target 2020 Fund*	TRD	70EF	Mutual Fund - Series
T. Rowe Price Target 2025 Fund*	TRE	70EG	Mutual Fund - Series
T. Rowe Price Target 2030 Fund*	TRG	70EH	Mutual Fund - Series
T. Rowe Price Target 2035 Fund*	TRH	70EI	Mutual Fund - Series
T. Rowe Price Target 2040 Fund*	TRJ	70EJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund*	TRL	70EL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund*	TRM	70EM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund*	TRN	70EN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund*	TRO	70FI	Mutual Fund - Series
T. Rowe Price Target 2065 Fund*	TRQ	70NU	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.			Mutual Fund - Parent
T. Rowe Price Spectrum Diversified Equity Fund*	SPG	7043	Mutual Fund - Series
T. Rowe Price Spectrum Income Fund*	SPI	7044	Mutual Fund - Series
T. Rowe Price Spectrum International Equity Fund*	SPF	70G1	Mutual Fund - Series

AMENDMENT NO. 30

TO

Fund Accounting Agreement

This Amendment No. 30 (this “Amendment”) dated November 13, 2023 by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

(a)	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

(b)	AMENDED EXHIBIT A

Exhibit A to the Fund Accounting Agreement is hereby amended by deleting Exhibit A attached thereto and replacing it in its entirety with the new Exhibit A attached hereto as Attachment A.

(c)	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

(d)	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

(e)	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON
By:	/s/Sarah Fisher
Name: Sarah Fisher
Title: Senior Vice President
Date: November 14, 2023

T. ROWE PRICE ASSOCIATES, INC.
By:	/s/ Sara Pak
Name: Sara Pak
Title: Vice President
Date: November 13, 2023

On behalf of each Fund listed in Amended Exhibit A

By:	/s/ Fran Pollack-Matz
Name: Fran Pollack-Matz
Title: Vice President
Date: November 13, 2023

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
‘40 Act Registered Funds
T. Rowe Price All-Cap Opportunities Fund, Inc.*	NAG	7018	Mutual Fund - Parent
T. Rowe Price Balanced Fund, Inc.*	BAL	7047	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.*	BCG	70A6	Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund, Inc.			Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund*	CAF	7025	Mutual Fund - Series
T. Rowe Price Capital Appreciation and Income Fund*	CAFI	70QS	Mutual Fund - Series

T. Rowe Price Communications & Technology Fund, Inc.*	MTF	70A9	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	70E6	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	70E9	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.*	DMG	70Q7	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.*	DGF	7081	Mutual Fund - Parent
T. Rowe Price Equity Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Hedged Equity Fund	HEF	70QB	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Core Growth Fund*	LCC	70N7	Mutual Fund - Series

T. Rowe Price Large-Cap Growth Fund*	LCG	70K2	Mutual Fund - Series
T. Rowe Price Large-Cap Value Fund*	LCV	70H6	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund*	MCE	70F5	Mutual Fund - Series

T. Rowe Price Institutional Small-Cap Stock Fund*	SCI	70H5	Mutual Fund - Series

T. Rowe Price Equity Income Fund, Inc.*	EIF	7019	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.			Mutual Fund - Parent
T. Rowe Price All-Cap Opportunities Portfolio*	NAP	70D2	Mutual Fund - Series
T. Rowe Price Blue Chip Growth Portfolio*	BCP	70J6	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio*	EIP	70D1	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio*	EXP	70J7	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio*	HSP	70J5	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio*	MGP	70F9	Mutual Fund - Series
T. Rowe Price Moderate Allocation Portfolio*	PSP	70E0	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.*	FSF	70F7	Mutual Fund - Parent
T. Rowe Price Fixed Income Series, Inc.			Mutual Fund - Parent
T. Rowe Price Limited-Term Bond Portfolio	LTP	70D4	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	70BE	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Global Allocation Fund, Inc.*	GAF	70DX	Mutual Fund - Parent
T. Rowe Price Global Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	70V0	Mutual Fund - Series

T. Rowe Price Institutional Emerging Markets Equity Fund*	IEM	70N6	Mutual Fund - Series

T. Rowe Price Global Value Equity Fund*	IGV	70DF	Mutual Fund - Series
T. Rowe Price Institutional International Disciplined Equity Fund*	ICE	70AQ	Mutual Fund - Series
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	70AF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.*	GRE	70AD	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.*	GTF	70I2	Mutual Fund - Parent
T. Rowe Price GNMA Fund, Inc.	GMA	7020	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	7005	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.*	GSF	7004	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.*	HSF	70F1	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	7016	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	70KA	Mutual Fund - Series
T. Rowe Price Index Trust, Inc.			Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund*	EXF	7041	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund*	XMX	70G8	Mutual Fund - Series

T. Rowe Price Mid-Cap Index Fund*	MCX	70HE	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund*	SCX	70HF	Mutual Fund - Series
T. Rowe Price U.S. Limited Duration TIPS Index Fund	LDX	70NZ	Mutual Fund - Series

T. Rowe Price Total Equity Market Index Fund*	TMX	70G9	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	70N5	Mutual Fund - Parent
T. Rowe Price Institutional Income Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Institutional Floating Rate Fund	IFR	70W0	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	70J2	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	70DW	Mutual Fund - Series

T. Rowe Price Integrated Equity Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Integrated Global Equity Fund*	QGE	70HM	Mutual Fund - Series
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund*	DSG	70G4	Mutual Fund - Series

T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund*	QSM	70HL	Mutual Fund - Series
T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund*	QMV	70HJ	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	70FM	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund*	AME	70V6	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund*	AOF	70FB	Mutual Fund - Series
T. Rowe Price China Evolution Equity Fund*	CEE	70LY	Mutual Fund - Series
T. Rowe Price Dynamic Credit Fund	DCF	70LD	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	70GB	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund*	EEM	70I1	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	70E3	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	70DB	Mutual Fund - Series

T. Rowe Price Emerging Markets Discovery Stock Fund*	EMV	70FY	Mutual Fund - Series

T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	70BA	Mutual Fund - Series

T. Rowe Price Emerging Markets Stock Fund*	EMS	70E4	Mutual Fund - Series
T. Rowe Price European Stock Fund*	ESF	7040	Mutual Fund - Series
T. Rowe Price Global Consumer Fund*	GCF	70HQ	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund*	GLE	70AE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	70GD	Mutual Fund - Series
T. Rowe Price Global Impact Equity Fund*	GPF	70PR	Mutual Fund - Series
T. Rowe Price Global Industrials Fund*	IND	70E7	Mutual Fund - Series
T. Rowe Price Global Stock Fund*	GLS	70F2	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	7022	Mutual Fund - Series
T. Rowe Price International Bond Fund (USD Hedged)	IBH	70JB	Mutual Fund - Series

T. Rowe Price International Disciplined Equity Fund*	ICN	70FN	Mutual Fund - Series
T. Rowe Price International Discovery Fund*	IDF	7033	Mutual Fund - Series
T. Rowe Price International Stock Fund*	ISF	7007	Mutual Fund - Series
T. Rowe Price International Value Equity Fund*	IGI	70H1	Mutual Fund - Series
T. Rowe Price Japan Fund*	JAF	7000	Mutual Fund - Series
T. Rowe Price Latin America Fund*	LAM	70C5	Mutual Fund - Series
T. Rowe Price New Asia Fund*	NAS	7045	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund*	OSF	70V1	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.			Mutual Fund - Parent
T. Rowe Price International Equity Index Fund*	IXF	70J3	Mutual Fund - Series
T. Rowe Price International Series, Inc.			Mutual Fund - Parent
T. Rowe Price International Stock Portfolio*	ISP	70C9	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	70U8	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Mid-Cap Growth Fund, Inc.*	MCG	7057	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.*	MCV	70F3	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.			Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	70AX	Mutual Fund - Series

T. Rowe Price Emerging Markets Local Multi- Sector Account Portfolio	ELS	70AW	Mutual Fund - Series

T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	70AV	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	70AY	Mutual Fund - Series

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	70AU	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	70DA	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.*	MSR	70JD	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.*	NEF	7002	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.*	NHF	7001	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	7003	Mutual Fund - Parent
T. Rowe Price QM U.S. Bond Index Fund, Inc.	UBX	70J1	Mutual Fund - Parent
T. Rowe Price Real Assets Fund, Inc.*	RAF	70AP	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.*	REF	70G7	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	70G5	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	70CW	Mutual Fund - Series
T. Rowe Price Transition Fund	TNF	70PQ	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	70G6	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.*	STF	7030	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	7013	Mutual Fund - Parent
T. Rowe Price Short Duration Income Fund	SDI	70NP	Mutual Fund - Series
T. Rowe Price Ultra Short-Term Bond Fund	SBF	70DH	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.*	SCS	7031	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.*	SCV	7032	Mutual Fund - Parent
T. Rowe Price Spectrum Funds II, Inc.			Mutual Fund - Parent
T. Rowe Price Spectrum Conservative Allocation Fund*	PSI	70D6	Mutual Fund - Series

T. Rowe Price Spectrum Moderate Allocation Fund*	PSB	70D7	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Spectrum Moderate Growth Allocation Fund*	PSG	70D8	Mutual Fund - Series

T. Rowe Price State Tax-Free Funds, Inc.			Mutual Fund - Parent
T. Rowe Price California Tax-Free Bond Fund	CAB	7026	Mutual Fund - Series
T. Rowe Price Georgia Tax-Free Bond Fund	GAB	7093	Mutual Fund - Series
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	MDS	7079	Mutual Fund - Series

T. Rowe Price Maryland Tax-Free Bond Fund	MDB	7029	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Money Fund	MDM	70K0	Mutual Fund - Series
T. Rowe Price New Jersey Tax-Free Bond Fund	NJB	7048	Mutual Fund - Series
T. Rowe Price New York Tax-Free Bond Fund	NYB	7023	Mutual Fund - Series
T. Rowe Price Virginia Tax-Free Bond Fund	VAB	7049	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	70B5	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	70B9	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	70B8	Mutual Fund - Series

T. Rowe Price Tax-Efficient Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund*	TMC	70J4	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	7008	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	7017	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	7006	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	7012	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	70HU	Mutual Fund - Parent
T. Rowe Price U.S. Equity Research Fund, Inc.*	COF	70E1	Mutual Fund - Parent
T. Rowe Price U.S. Large-Cap Core Fund, Inc.*	LCF	70AH	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.			Mutual Fund - Parent
T. Rowe Price U.S. Treasury Intermediate Index Fund	USI	7036	Mutual Fund - Series

T. Rowe Price U.S. Treasury Long-Term Index Fund	USL	7037	Mutual Fund - Series

T. Rowe Price U.S. Treasury Money Fund	UST	7009	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.*	VAL	70D9	Mutual Fund - Parent

‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund*	RPJ	70Q8	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund*	RPA	70K4	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund*	RPG	70Q9	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Retirement 2020 Fund*	RPB	70K5	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund*	RPH	70R0	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund*	RPC	70K6	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund*	RPI	70R1	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund*	RPD	70K7	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund*	RPK	70R9	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund*	RPL	70V2	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund*	RPM	70V3	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund*	RPN	70FH	Mutual Fund - Series
T. Rowe Price Retirement 2065 Fund*	RPO	70NR	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund*	RPE	70K9	Mutual Fund - Series
T. Rowe Price Retirement Blend 2005 Fund*	RFA	70PA	Mutual Fund - Series
T. Rowe Price Retirement Blend 2010 Fund*	RFB	70PB	Mutual Fund - Series
T. Rowe Price Retirement Blend 2015 Fund*	RFC	70PD	Mutual Fund - Series
T. Rowe Price Retirement Blend 2020 Fund*	RFD	70PE	Mutual Fund - Series
T. Rowe Price Retirement Blend 2025 Fund*	RFE	70PF	Mutual Fund - Series
T. Rowe Price Retirement Blend 2030 Fund*	RFF	70PG	Mutual Fund - Series
T. Rowe Price Retirement Blend 2035 Fund*	RFG	70PH	Mutual Fund - Series
T. Rowe Price Retirement Blend 2040 Fund*	RFH	70PI	Mutual Fund - Series
T. Rowe Price Retirement Blend 2045 Fund*	RFJ	70PJ	Mutual Fund - Series
T. Rowe Price Retirement Blend 2050 Fund*	RFK	70PL	Mutual Fund - Series
T. Rowe Price Retirement Blend 2055 Fund*	RFM	70PM	Mutual Fund - Series
T. Rowe Price Retirement Blend 2060 Fund*	RFN	70PN	Mutual Fund - Series
T. Rowe Price Retirement Blend 2065 Fund*	RFO	70PO	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund*	RIB	70HZ	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class*	RBI	70GM	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class*	RCI	70GN	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class*	RDI	70GO	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class*	RFI	70GP	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class*	RGI	70GQ	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class*	RHI	70GR	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class*	RII	70GS	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class*	RJI	70GU	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class*	RKI	70GV	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class*	RMI	70GW	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class*	RNI	70GX	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class*	ROI	70GY	Mutual Fund - Series
T. Rowe Price Retirement I 2065 Fund—I Class*	RRI	70NS	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class*	RQI	70GZ	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Target 2005 Fund*	TRA	70EA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund*	TRB	70EB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund*	TRC	70ED	Mutual Fund - Series
T. Rowe Price Target 2020 Fund*	TRD	70EF	Mutual Fund - Series
T. Rowe Price Target 2025 Fund*	TRE	70EG	Mutual Fund - Series
T. Rowe Price Target 2030 Fund*	TRG	70EH	Mutual Fund - Series
T. Rowe Price Target 2035 Fund*	TRH	70EI	Mutual Fund - Series
T. Rowe Price Target 2040 Fund*	TRJ	70EJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund*	TRL	70EL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund*	TRM	70EM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund*	TRN	70EN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund*	TRO	70FI	Mutual Fund - Series
T. Rowe Price Target 2065 Fund*	TRQ	70NU	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.			Mutual Fund - Parent
T. Rowe Price Spectrum Diversified Equity Fund*	SPG	7043	Mutual Fund - Series
T. Rowe Price Spectrum Income Fund*	SPI	7044	Mutual Fund - Series
T. Rowe Price Spectrum International Equity Fund*	SPF	70G1	Mutual Fund - Series

*Indicates the applicable Fund is receiving both Wash Sales and Tax Efficiency Services.

AMENDMENT NO. 31

TO

Fund Accounting Agreement

This Amendment No. 31 (this “Amendment”) dated December 15, 2023 by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

(a)	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

(b)	SCHEDULE OF SERVICES

The Fund Accounting Agreement is hereby amended by deleting Schedule I (Schedule of Services) attached thereto and replacing it in its entirety with the new Schedule I (Schedule of Services) attached hereto as Attachment A.

(c)	COMPENSATION

The Fund Accounting Agreement is hereby amended by deleting Schedule IV (Compensation) attached thereto and replacing it in its entirety with the new Schedule IV (Compensation) attached hereto as Attachment B.

(d)	SERVICE LEVEL DESCRIPTION

The Fund Accounting Agreement is hereby amended by deleting the Service Level Description attached thereto and replacing it in its entirety with the new Service Level Description attached hereto as Attachment C.

(e)	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling with respect to the subject matter of this Amendment. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

(f)	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

(g)	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Michael Green
Name: Michael Green
Title: Managing Director

t. rowe price associates, inc.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: General Counsel

On behalf of each Fund listed in Exhibit A to the Fund Accounting Agreement

By:	/s/ Fran Pollack-Matz
Name: Fran Pollack-Matz
Title: Secretary and Vice President of the Funds

ATTACHMENT A

AMENDED SCHEDULE I

Schedule of Services

All services provided in this Schedule of Services are subject to the review and approval of the appropriate Fund officers, Fund counsel and accountants of each Fund, as may be applicable. The services included on this Schedule of Services may be provided by BNY Mellon or a BNY Mellon Affiliate, collectively referred to herein as “BNY Mellon”. Additionally, the services provided shall comply with generally accepted accounting principles, regulatory requirements and/or such TRP policies and Instructions as applicable.

VALUATION SUPPORT AND COMPUTATION ACCOUNTING SERVICES

BNY Mellon shall provide the following valuation support and computation accounting services for each Fund:

■	Journalize investment, capital share and income and expense activities;

■	Maintain individual ledgers for investment securities;

■	Maintain historical tax lots for each security;

■	Corporate action processing as more fully set forth in the SLDs;

■	Reconcile cash and investment balances of each Fund with the Fund’s custodian or other counterparties as applicable;

■	Provide a Fund’s investment adviser, as applicable, with the cash balance available for investment purposes at start-of-day and upon request, as agreed by the parties;

■	Calculate capital gains and losses;

■	Calculate daily distribution rate per share;

■	Determine net income;

■	Obtain security market quotes and currency exchange rates from pricing services approved by a Fund’s investment adviser, or if such quotes are unavailable, then obtain such prices from the Fund’s investment adviser, and in either case, calculate the market value of each Fund’s investments in accordance with the Fund’s valuation policies or guidelines; provided, however, that BNY Mellon shall not under any circumstances be under a duty to independently price or value any of the Fund’s investments, including securities lending related cash collateral investments (with the exception of the services provided hereunder to Funds utilized for such cash collateral investments), itself or to confirm or validate any information or valuation provided by the investment adviser or any other pricing source, nor shall BNY Mellon have any liability relating to inaccuracies or otherwise with respect to such information or valuations; notwithstanding the foregoing, BNY Mellon shall follow the established procedures and controls to identify exceptions, tolerance breaches, etc. and to research and resolve or escalate any pricing inaccuracies;

■	Application of the established automated price validation rules against prices received from third party vendors and review of exceptions as identified;

■	Calculate Net Asset Value in the manner specified in the Fund’s Offering Materials (which, for the service described herein, shall include the Fund’s Net Asset Value error policy);

■	Calculate Accumulated Unit Values (“AUV”) for select funds as mutually agreed upon between the parties;

■	Transmit or make available a copy of the daily portfolio valuation to a Fund’s investment adviser;

■	Calculate yields, portfolio dollar-weighted average maturity and dollar-weighted average life as applicable; and

■	Calculate portfolio turnover rate for inclusion in the annual and semi-annual shareholder reports.

■	For money market funds, obtain security market quotes and calculate the market-value Net Asset Value in accordance with the Fund’s valuation policies and guidelines at such times and frequencies as required by regulation and/or instruction from TRP.

FINANCIAL REPORTING; TYPESETTING SERVICES; MONEY MARKET FUND SERVICES

BNY Mellon shall provide the following financial reporting services for each Fund:

■	Financial Statement Preparation & Review

●	Prepare the Fund’s annual and semi-annual shareholder reports[1] for shareholder delivery and for inclusion in Form N-CSR;

●	Prepare the Fund’s fiscal quarterly schedule of portfolio holdings for inclusion in Part F of Form N-PORT;

●	Prepare, circulate and maintain the Fund’s financial reporting production calendar and track status of reporting cycles;

and

●	Prepare and coordinate the filing of the Fund’s monthly website files and Form N-MFP, as applicable to money market funds.

■	Typesetting Services

●	Create financial compositions for the applicable financial report and related EDGAR files;

●	Document publishing, including the output of print-ready PDF files and EDGAR html files. This includes providing Financial Highlights tables for inclusion in prospectus filings;

●	Maintain country codes, industry class codes, security class codes and state codes;

●	Map individual general ledger accounts into master accounts to be displayed in the applicable financial reports;

1 Required “Typesetting Services “ as described herein.

●	Create components that will specify the proper grouping and sorting for display of portfolio information;

●	Create components that will specify the proper calculation and display of financial data required for each applicable financial report (except for identified manual entries, which BNY Mellon will enter);

●	Process, convert and load security and general ledger data;

●	Generate financial reports using the Vendor’s capabilities which may include the following:

o	table of contents;

o	highlights and market commentary;

o	management’s discussion of fund performance, commentary including related charts and graphs;

o	disclosure of Fund performance and expenses, including related charts and graphs;

o	schedules of investments;

o	statement of net assets;

o	statements of assets and liabilities;

o	statements of operation;

o	statements of changes;

o	statements of cash flows;

o	financial highlights;

o	notes to financial statements;

o	front and back cover, including Directors and Officers tables as well as Liquidity Risk information;

o	report of independent registered public accounting firm;

o	tax information; and

o	additional Fund information as mutually agreed in writing between BNY Mellon and a Fund.

●	Unless mutually agreed in writing between BNY Mellon and a Fund, solely with respect to typesetting services, BNY Mellon will use the same layout and format for every successive reporting period for the typeset reports. At the request of a Fund and upon the mutual written agreement of BNY Mellon and the Fund as to the scope of any changes and additional compensation of BNY Mellon, BNY Mellon will, or will cause the Vendor to, change the format or layout of reports from time to time.

●	The provisions of this Typesetting Services section shall become effective as of, and the services set forth in this Typesetting Services section (“Typesetting Services”) shall commence effective as of, September 1, 2022 (the “Typesetting Effective Date”), and unless otherwise terminated earlier in accordance with the terms and conditions of the Agreement, shall continue for an initial term of two (2) years ending on August 31, 2024 (the “Initial Typesetting Term”). Thereafter, the provisions of this Typesetting Services section and the Typesetting services shall continue for successive one (1) year renewal terms (each a “Renewal Typesetting Term”) unless either party provides written notice to the other party that this Typesetting Services section and the Typesetting Services are not to be renewed, and such notice is received by the other party no later than one hundred eighty (180) days prior to the end of the Initial Typesetting Term or the applicable Renewal Typesetting Term, as applicable; provided, however, that, for the avoidance of doubt, the term of this Typesetting Services section and the Typesetting services shall automatically without any further action by either party terminate upon the expiration or earlier termination of the Agreement or this Schedule of Services.

■	Money Market Fund Services

●	For each Fund requiring an intraday “floating” Net Asset Value, BNY Mellon shall calculate Net Asset Value in the manner specified in the Fund’s Offering Materials at the following two (2) times during a day the Fund is open for subscription and redemption activity; (i) 12:00 PM EST; and (ii) 4:00 PM EST inclusive of the daily distribution factor per share. During the applicable period of the calendar year, daylight savings times will be substituted for the above times as appropriate. The parties acknowledge the calculation of the intraday “floating” Net Asset Values are subject to the Fund’s policies on as of transactions, NAV error correction, and such other policies that may impact the calculation of a Fund’s Net Asset Value.

●	BNY Mellon shall provide the following information in a mutually agreed upon electronic format to support the website disclosure requirements of the Funds, subject to BNY Mellon’s timely receipt of all necessary information related thereto that is not maintained on the BNY Mellon systems. The Funds acknowledge that BNY Mellon is not responsible for the Funds’ website, for any servicing on the Funds’ website, or for uploading, downloading or maintaining any information on or required to be on the Funds’ website.

o	Date.

o	Fund identifier.

o	Share class.

o	Market NAV (rounded to four (4) decimal places).

o	Daily liquid assets.

o	Weekly liquid assets.

o	Shareholder inflows and outflows.

●	Assist with the preparation and filing with the SEC of Form N-CR as requested by the Fund or Adviser.

●	BNY Mellon shall, or shall cause the Vendor, to: (i) prepare, on a monthly basis, Form N-MFP, subject to BNY Mellon’s timely receipt of all necessary information related thereto that is not maintained on the BNY Mellon systems; and (ii) file Form N-MFP with the SEC, on a monthly basis; and

●	Prepare and provide an electronic file of the portfolio holdings information required by Rule 2a-7(h)(10) to the Fund or, at the Fund’s written direction, to an identified third party (the deliverables for the above money market fund services collectively referred to as, the “Money Market Fund Services Reports”).

●	Neither BNY Mellon nor the Vendor, in connection with a particular Money Market Fund Services Report, will prepare, provide or generate any reports, forms or files not specifically agreed to by BNY Mellon in advance.

●	The applicable Fund acknowledges that it shall be responsible for the retention of any Money Market Fund Services Reports in accordance with Rule 2a-7 promulgated under the 1940 Act or any other applicable rule or regulation.

●	Unless mutually agreed in writing between BNY Mellon and a Fund, solely with respect to typesetting of the Money Market Fund Services Reports, BNY Mellon will use the same layout and format for every successive reporting period for the Money Market Fund Services Reports. At the request of a Fund and upon the mutual written agreement of BNY Mellon and the Fund as to the scope of any changes and additional compensation of BNY Mellon, BNY Mellon will, or will cause the Vendor to, customize Money Market Fund Services Reports from time to time.

TAX SUPPORT SERVICES

BNY Mellon shall provide the following tax support services for each Fund:

■	Provide various data and reports as agreed upon in the SLDs to support TRP’s tax reporting and tax filing obligations, including:

●	QDI reporting;

●	DRD reporting;

●	PFIC analysis;

●	Straddle analysis;

●	Paydown adjustments;

●	Equalization debit adjustments

●	Tax compliance under §851, §817(h);

●	Foreign bond sale analysis (§988);

●	Troubled debt analysis;

●	Estimation of income for excise tax purposes;

●	Swap analysis;

●	Inflation adjustments;

●	§1256 adjustments;

●	Market discount analysis;

●	OID adjustments;

●	CPDI analysis;

●	Shareholder tax reporting information (e.g. FTC, UGG income, foreign source income by country, exempt income by state);

■	Provide data, and reports based on such data, maintained by BNY Mellon on its fund accounting platform as reasonably requested by TRP to support TRP’s obligations to comply with requests from tax authorities and TRP’s tax reporting and tax filing obligations.

■	Assist with other tax-related data needs as mutually agreed upon in writing from time-to-time.

BNY Mellon shall provide the following tax support services solely to the Funds indicated in Amended Exhibit A:

■	Wash Sales

●	Provide various data and reports as agreed upon in the SLDs to support TRP’s tax reporting and tax filing obligations.

■	Tax Efficiency Services

●	Provide tax efficient automated tax lot relief functionality within the BNY Mellon accounting system that incorporates wash sale activity and applies the tax lot relief methodology as instructed by TRP and/or the applicable Fund for optimization.[2]

Tax Efficiency Services are provided to the applicable Fund(s) solely in accordance with the methodology developed by such Fund or its designee and such methodology is furnished to BNY Mellon in an Instruction. The provision of Tax Efficiency Services shall not be construed as BNY Mellon providing investment or tax advice.

FUND ADMINISTRATION SERVICES

BNY Mellon shall provide the following fund administration services for each Fund, Series and class:

■	Calculate Fund approved income and per share amounts required for periodic distributions to be made by the applicable Fund, Series or class;

■	Coordinate a Fund’s annual audit and respond timely and completely to related requests;

■	Cooperate with each Fund’s independent auditors;

■	Supply various normal and customary portfolio and Fund statistical data as requested on an ongoing basis;

■	If the chief executive officer or chief financial officer of a Fund is required to provide a certification as part of the Fund’s Form N-Q or Form N-CSR filing pursuant to regulations promulgated by the SEC under Section 302 of the Sarbanes-Oxley Act of 2002, provide a sub-certification in support of certain matters set forth in the aforementioned certification. Such sub-certification is to be in such form and relating to such matters as reasonably agreed to by BNY Mellon in advance. BNY Mellon shall be required to provide the sub-certification only during the term of this Agreement with respect to the applicable Fund or Series and only if it receives such cooperation as it may request to perform its investigations with respect to the sub-certification. For clarity, the sub-certification is not itself a certification under the Sarbanes-Oxley Act of 2002 or under any other law, rule or regulation; and

BNY Mellon shall provide the following fund administration services to the Funds to support TRP’s fund administration obligations to the Funds:

■	With respect to such IRS-related testing as agreed between TRP and BNY Mellon in writing from time to time, monitor a Fund’s compliance, on a post-trade basis, with such tests, provided that BNY Mellon maintains in the normal course of its business the data necessary to perform such testing. Notwithstanding anything to the contrary in Section 7 (Standard of Care; Limitations of Liability; Indemnification) of the Agreement, BNY Mellon shall be liable for Liabilities sustained or incurred in connection with the aforementioned service in an amount in the aggregate in each twelve (12) month period no more than three (3) times the fees received by BNY Mellon for such aforementioned service with respect to such twelve (12) month period. Note, this service is provided on a Fund-by-Fund basis. For the avoidance of doubt, BNY Mellon shall not be responsible for any action or inaction with respect to a Fund in connection with the aforementioned Services prior to being instructed by TRP to commence and invoice such Services with respect to such Fund.

2 Required “Wash Sales “ as described herein.

REGULATORY ADMINISTRATION SERVICES

BNY Mellon shall provide the following regulatory administration services for each Fund and Series:

■	Assist the Fund in responding to SEC examination requests by providing requested documents in the possession of BNY Mellon that are on the SEC examination request list and by making employees responsible for providing services available to regulatory authorities having jurisdiction over the performance of such services as may be required or reasonably requested by such regulatory authorities;

■	Assist with and/or coordinate such other filings, notices and regulatory matters and other due diligence requests or requests for proposal on such terms and conditions as BNY Mellon and the applicable Fund on behalf of itself and its Series may mutually agree upon in writing from time to time; and

■	38a-1 Compliance Support Services:

●	Provide compliance policies and procedures related to services provided by BNY Mellon and, if mutually agreed, certain of the BNY Mellon Affiliates; summary procedures thereof; and periodic certification letters.

●	Such Compliance Support Services are administrative in nature and do not constitute, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of a Fund or any other person, and such services are subject to review and approval by the applicable Fund and by the Fund’s legal counsel.

●	Provide access to Fund records so as to permit the Fund or TRP to test the performance of BNY Mellon in providing the services under this Agreement.

●	Such Compliance Support Services performed by BNY Mellon under this Agreement shall be at the request and direction of the Fund and/or its chief compliance officer (the “Fund’s CCO”), as applicable. BNY Mellon disclaims liability to the Fund, and the Fund is solely responsible, for the selection, qualifications and performance of the Fund’s CCO and the adequacy and effectiveness of the Fund’s compliance program.

AMENDMENT NO. 32

TO

Fund Accounting Agreement

This Amendment No. 32 (this “Amendment”) dated January 2, 2024 by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

(a)       DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

(b)       AMENDED EXHIBIT A

Exhibit A to the Fund Accounting Agreement is hereby amended by deleting Exhibit A attached thereto and replacing it in its entirety with the new Exhibit A attached hereto as Attachment A.

(c)       EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

(d)       GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

(e)       COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Sarah Fisher
Name: Sarah Fisher
Title: Senior Vice President
Date: January 4, 2024

t. rowe price associates, inc.

By:	/s/ Sara Pak

Name: Sara Pak
Title: Vice President
Date: January 2, 2024

On behalf of each Fund listed in Amended Exhibit A
By:	/s/ Fran Pollack-Matz
Name: Fran Pollack-Matz
Title: Vice President
Date: January 2, 2024

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
‘40 Act Registered Funds
T. Rowe Price All-Cap Opportunities Fund, Inc.*	NAG	7018	Mutual Fund - Parent
T. Rowe Price Balanced Fund, Inc.*	BAL	7047	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.*	BCG	70A6	Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund, Inc.			Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund*	CAF	7025	Mutual Fund - Series
T. Rowe Price Capital Appreciation and Income Fund*	CAFI	70QS	Mutual Fund - Series
T. Rowe Price Communications & Technology Fund, Inc.*	MTF	70A9	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	70E6	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	70E9	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.*	DMG	70Q7	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.*	DGF	7081	Mutual Fund - Parent
T. Rowe Price Equity Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Hedged Equity Fund	HEF	70QB	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Core Growth Fund*	LCC	70N7	Mutual Fund - Series
T. Rowe Price Large-Cap Growth Fund*	LCG	70K2	Mutual Fund - Series
T. Rowe Price Large-Cap Value Fund*	LCV	70H6	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund*	MCE	70F5	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund*	SCI	70H5	Mutual Fund - Series
T. Rowe Price Equity Income Fund, Inc.*	EIF	7019	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.			Mutual Fund - Parent
T. Rowe Price All-Cap Opportunities Portfolio*	NAP	70D2	Mutual Fund - Series
T. Rowe Price Blue Chip Growth Portfolio*	BCP	70J6	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio*	EIP	70D1	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio*	EXP	70J7	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio*	HSP	70J5	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio*	MGP	70F9	Mutual Fund - Series
T. Rowe Price Moderate Allocation Portfolio*	PSP	70E0	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Financial Services Fund, Inc.*	FSF	70F7	Mutual Fund - Parent
T. Rowe Price Fixed Income Series, Inc.			Mutual Fund - Parent
T. Rowe Price Limited-Term Bond Portfolio	LTP	70D4	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	70BE	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.*	GAF	70DX	Mutual Fund - Parent
T. Rowe Price Global Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	70V0	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund*	IEM	70N6	Mutual Fund - Series
T. Rowe Price Global Value Equity Fund*	IGV	70DF	Mutual Fund - Series
T. Rowe Price Institutional International Disciplined Equity Fund*	ICE	70AQ	Mutual Fund - Series
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	70AF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.*	GRE	70AD	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.*	GTF	70I2	Mutual Fund - Parent
T. Rowe Price GNMA Fund, Inc.	GMA	7020	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	7005	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.*	GSF	7004	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.*	HSF	70F1	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	7016	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	70KA	Mutual Fund - Series
T. Rowe Price Index Trust, Inc.			Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund*	EXF	7041	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund*	XMX	70G8	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund*	MCX	70HE	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund*	SCX	70HF	Mutual Fund - Series
T. Rowe Price U.S. Limited Duration TIPS Index Fund	LDX	70NZ	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund*	TMX	70G9	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	70N5	Mutual Fund - Parent
T. Rowe Price Institutional Income Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Institutional Floating Rate Fund	IFR	70W0	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	70J2	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	70DW	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Integrated Equity Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Integrated Global Equity Fund*	QGE	70HM	Mutual Fund - Series
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund*	DSG	70G4	Mutual Fund - Series
T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund*	QSM	70HL	Mutual Fund - Series
T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund*	QMV	70HJ	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	70FM	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund*	AME	70V6	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund*	AOF	70FB	Mutual Fund - Series
T. Rowe Price China Evolution Equity Fund*	CEE	70LY	Mutual Fund - Series
T. Rowe Price Dynamic Credit Fund	DCF	70LD	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	70GB	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund*	EEM	70I1	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	70E3	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	70DB	Mutual Fund - Series
T. Rowe Price Emerging Markets Discovery Stock Fund*	EMV	70FY	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	70BA	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund*	EMS	70E4	Mutual Fund - Series
T. Rowe Price European Stock Fund*	ESF	7040	Mutual Fund - Series
T. Rowe Price Global Consumer Fund*	GCF	70HQ	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund*	GLE	70AE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	70GD	Mutual Fund - Series
T. Rowe Price Global Impact Equity Fund*	GPF	70PR	Mutual Fund - Series
T. Rowe Price Global Industrials Fund*	IND	70E7	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Global Stock Fund*	GLS	70F2	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	7022	Mutual Fund - Series
T. Rowe Price International Bond Fund (USD Hedged)	IBH	70JB	Mutual Fund - Series
T. Rowe Price International Disciplined Equity Fund*	ICN	70FN	Mutual Fund - Series
T. Rowe Price International Discovery Fund*	IDF	7033	Mutual Fund - Series
T. Rowe Price International Stock Fund*	ISF	7007	Mutual Fund - Series
T. Rowe Price International Value Equity Fund*	IGI	70H1	Mutual Fund - Series
T. Rowe Price Japan Fund*	JAF	7000	Mutual Fund - Series
T. Rowe Price Latin America Fund*	LAM	70C5	Mutual Fund - Series
T. Rowe Price New Asia Fund*	NAS	7045	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund*	OSF	70V1	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.			Mutual Fund - Parent
T. Rowe Price International Equity Index Fund*	IXF	70J3	Mutual Fund - Series
T. Rowe Price International Series, Inc.			Mutual Fund - Parent
T. Rowe Price International Stock Portfolio*	ISP	70C9	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	70U8	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.*	MCG	7057	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.*	MCV	70F3	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.			Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	70AX	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	70AW	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	70AV	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	70AY	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	70DA	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.*	MSR	70JD	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price New Era Fund, Inc.*	NEF	7002	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.*	NHF	7001	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	7003	Mutual Fund - Parent
T. Rowe Price QM U.S. Bond Index Fund, Inc.	UBX	70J1	Mutual Fund - Parent
T. Rowe Price Real Assets Fund, Inc.*	RAF	70AP	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.*	REF	70G7	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	70G5	Mutual Fund - Series
T. Rowe Price Short-Term Fund	REI	70CW	Mutual Fund - Series
T. Rowe Price Transition Fund	TNF	70PQ	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	70G6	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.*	STF	7030	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	7013	Mutual Fund - Parent
T. Rowe Price Short Duration Income Fund	SDI	70NP	Mutual Fund - Series
T. Rowe Price Ultra Short-Term Bond Fund	SBF	70DH	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.*	SCS	7031	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.*	SCV	7032	Mutual Fund - Parent
T. Rowe Price Spectrum Funds II, Inc.			Mutual Fund - Parent
T. Rowe Price Spectrum Conservative Allocation Fund*	PSI	70D6	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Allocation Fund*	PSB	70D7	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Growth Allocation Fund*	PSG	70D8	Mutual Fund - Series
T. Rowe Price State Tax-Free Funds, Inc.			Mutual Fund - Parent
T. Rowe Price California Tax-Free Bond Fund	CAB	7026	Mutual Fund - Series
T. Rowe Price Georgia Tax-Free Bond Fund	GAB	7093	Mutual Fund - Series
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	MDS	7079	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Bond Fund	MDB	7029	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Money Fund	MDM	70K0	Mutual Fund - Series
T. Rowe Price New Jersey Tax-Free Bond Fund	NJB	7048	Mutual Fund - Series
T. Rowe Price New York Tax-Free Bond Fund	NYB	7023	Mutual Fund - Series
T. Rowe Price Virginia Tax-Free Bond Fund	VAB	7049	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Summit Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	70B5	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	70B9	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	70B8	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund*	TMC	70J4	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	7008	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	7017	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	7006	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	7012	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	70HU	Mutual Fund - Parent
T. Rowe Price U.S. Equity Research Fund, Inc.*	COF	70E1	Mutual Fund - Parent
T. Rowe Price U.S. Large-Cap Core Fund, Inc.*	LCF	70AH	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.			Mutual Fund - Parent
T. Rowe Price U.S. Treasury Intermediate Index Fund	USI	7036	Mutual Fund - Series
T. Rowe Price U.S. Treasury Long-Term Index Fund	USL	7037	Mutual Fund - Series
T. Rowe Price U.S. Treasury Money Fund	UST	7009	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.*	VAL	70D9	Mutual Fund - Parent

‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund*	RPJ	70Q8	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund*	RPA	70K4	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund*	RPG	70Q9	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund*	RPB	70K5	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund*	RPH	70R0	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund*	RPC	70K6	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund*	RPI	70R1	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund*	RPD	70K7	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund*	RPK	70R9	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Retirement 2050 Fund*	RPL	70V2	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund*	RPM	70V3	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund*	RPN	70FH	Mutual Fund - Series
T. Rowe Price Retirement 2065 Fund*	RPO	70NR	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund*	RPE	70K9	Mutual Fund - Series
T. Rowe Price Retirement Blend 2005 Fund*	RFA	70PA	Mutual Fund - Series
T. Rowe Price Retirement Blend 2010 Fund*	RFB	70PB	Mutual Fund - Series
T. Rowe Price Retirement Blend 2015 Fund*	RFC	70PD	Mutual Fund - Series
T. Rowe Price Retirement Blend 2020 Fund*	RFD	70PE	Mutual Fund - Series
T. Rowe Price Retirement Blend 2025 Fund*	RFE	70PF	Mutual Fund - Series
T. Rowe Price Retirement Blend 2030 Fund*	RFF	70PG	Mutual Fund - Series
T. Rowe Price Retirement Blend 2035 Fund*	RFG	70PH	Mutual Fund - Series
T. Rowe Price Retirement Blend 2040 Fund*	RFH	70PI	Mutual Fund - Series
T. Rowe Price Retirement Blend 2045 Fund*	RFJ	70PJ	Mutual Fund - Series
T. Rowe Price Retirement Blend 2050 Fund*	RFK	70PL	Mutual Fund - Series
T. Rowe Price Retirement Blend 2055 Fund*	RFM	70PM	Mutual Fund - Series
T. Rowe Price Retirement Blend 2060 Fund*	RFN	70PN	Mutual Fund - Series
T. Rowe Price Retirement Blend 2065 Fund*	RFO	70PO	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund*	RIB	70HZ	Mutual Fund - Series
T. Rowe Price Retirement Income 2025 Fund*	RIC	70RB	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class*	RBI	70GM	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class*	RCI	70GN	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class*	RDI	70GO	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class*	RFI	70GP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Retirement I 2025 Fund—I Class*	RGI	70GQ	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class*	RHI	70GR	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class*	RII	70GS	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class*	RJI	70GU	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class*	RKI	70GV	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class*	RMI	70GW	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class*	RNI	70GX	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class*	ROI	70GY	Mutual Fund - Series
T. Rowe Price Retirement I 2065 Fund—I Class*	RRI	70NS	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class*	RQI	70GZ	Mutual Fund - Series
T. Rowe Price Target 2005 Fund*	TRA	70EA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund*	TRB	70EB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund*	TRC	70ED	Mutual Fund - Series
T. Rowe Price Target 2020 Fund*	TRD	70EF	Mutual Fund - Series
T. Rowe Price Target 2025 Fund*	TRE	70EG	Mutual Fund - Series
T. Rowe Price Target 2030 Fund*	TRG	70EH	Mutual Fund - Series
T. Rowe Price Target 2035 Fund*	TRH	70EI	Mutual Fund - Series
T. Rowe Price Target 2040 Fund*	TRJ	70EJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund*	TRL	70EL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund*	TRM	70EM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund*	TRN	70EN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund*	TRO	70FI	Mutual Fund - Series
T. Rowe Price Target 2065 Fund*	TRQ	70NU	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.			Mutual Fund - Parent
T. Rowe Price Spectrum Diversified Equity Fund*	SPG	7043	Mutual Fund - Series
T. Rowe Price Spectrum Income Fund*	SPI	7044	Mutual Fund - Series
T. Rowe Price Spectrum International Equity Fund*	SPF	70G1	Mutual Fund - Series

*Indicates the applicable Fund is receiving both Wash Sales and Tax Efficiency Services.

AMENDMENT NO. 33

TO

Fund Accounting Agreement

This Amendment No. 33 (this “Amendment”) dated February 8, 2024 (provided that for clarity the terms of section (b) and section (c) of this Amendment shall have an effective date of May 31, 2024) by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

(a)	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

(b)	SCHEDULE OF SERVICES

The Fund Accounting Agreement is hereby amended by deleting Schedule I (Schedule of Services) attached thereto and replacing it in its entirety with the new Schedule I (Schedule of Services) attached hereto as Attachment A.

(c)	COMPENSATION

The Fund Accounting Agreement is hereby amended by deleting Schedule IV (Compensation) attached thereto and replacing it in its entirety with the new Schedule IV (Compensation) attached hereto as Attachment B.

(d)	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling with respect to the subject matter of this Amendment. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

(e)	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

(f)	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Sarah Fisher
Name: Sarah Fisher
Title: Senior Vice President

t. rowe price associates, inc.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: General Counsel

On behalf of each Fund listed on Exhibit A to the Fund Accounting Agreement
By:	/s/ Fran Pollack-Matz
Name: Fran Pollack-Matz
Title: Secretary and Vice President of the Funds

ATTACHMENT A

AMENDED SCHEDULE I

Schedule of Services

All services provided in this Schedule of Services are subject to the review and approval of the appropriate Fund officers, Fund counsel and accountants of each Fund, as may be applicable. The services included on this Schedule of Services may be provided by BNY Mellon or a BNY Mellon Affiliate, collectively referred to herein as “BNY Mellon”. Additionally, the services provided shall comply with generally accepted accounting principles, regulatory requirements and/or such TRP policies and Instructions as applicable.

VALUATION SUPPORT AND COMPUTATION ACCOUNTING SERVICES

BNY Mellon shall provide the following valuation support and computation accounting services for each Fund:

■	Journalize investment, capital share and income and expense activities;

■	Maintain individual ledgers for investment securities;

■	Maintain historical tax lots for each security;

■	Corporate action processing as more fully set forth in the SLDs;

■	Reconcile cash and investment balances of each Fund with the Fund’s custodian or other counterparties as applicable;

■	Provide a Fund’s investment adviser, as applicable, with the cash balance available for investment purposes at start-of-day and upon request, as agreed by the parties;

■	Calculate capital gains and losses;

■	Calculate daily distribution rate per share;

■	Determine net income;

■	Obtain security market quotes and currency exchange rates from pricing services approved by a Fund’s investment adviser, or if such quotes are unavailable, then obtain such prices from the Fund’s investment adviser, and in either case, calculate the market value of each Fund’s investments in accordance with the Fund’s valuation policies or guidelines; provided, however, that BNY Mellon shall not under any circumstances be under a duty to independently price or value any of the Fund’s investments, including securities lending related cash collateral investments (with the exception of the services provided hereunder to Funds utilized for such cash collateral investments), itself or to confirm or validate any information or valuation provided by the investment adviser or any other pricing source, nor shall BNY Mellon have any liability relating to inaccuracies or otherwise with respect to such information or valuations; notwithstanding the foregoing, BNY Mellon shall follow the established procedures and controls to identify exceptions, tolerance breaches, etc. and to research and resolve or escalate any pricing inaccuracies;

■	Application of the established automated price validation rules against prices received from third party vendors and review of exceptions as identified;

■	Calculate Net Asset Value in the manner specified in the Fund’s Offering Materials (which, for the service described herein, shall include the Fund’s Net Asset Value error policy);

■	Calculate Accumulated Unit Values (“AUV”) for select funds as mutually agreed upon between the parties;

■	Transmit or make available a copy of the daily portfolio valuation to a Fund’s investment adviser;

■	Calculate yields, portfolio dollar-weighted average maturity and dollar-weighted average life as applicable; and

■	Calculate portfolio turnover rate for inclusion in the annual and semi-annual shareholder reports.

■	For money market funds, obtain security market quotes and calculate the market-value Net Asset Value in accordance with the Fund’s valuation policies and guidelines at such times and frequencies as required by regulation and/or instruction from TRP.

FINANCIAL REPORTING; TYPESETTING SERVICES; MONEY MARKET FUND SERVICES

BNY Mellon shall provide the following financial reporting services for each Fund:

■	Financial Statement Preparation & Review

●	Prepare the Fund’s respective class level annual and semi-annual shareholder reports with respect to a Fund registered on Form N-1A1 for shareholder delivery, inclusion in Form N-CSR including tagging disclosures in Inline eXtensible Business Reporting Language and webhosting;

●	Prepare the Fund’s annual and semi-annual shareholder reports with respect to a Fund not registered on Form N-1A2 for shareholder delivery and inclusion in Form N-CSR;

●	Prepare the Fund’s schedule of investments, financial statements, financial highlights and other detailed information[2] for inclusion in Form N-CSR;

●	Prepare the Fund’s quarterly schedule of portfolio holdings[2] for inclusion in Form N-PORT;

●	Prepare, circulate and maintain the Fund’s financial reporting production calendar and track status of reporting cycles;

and

●	Prepare and coordinate the filing of the Fund’s monthly website files and Form N-MFP, as applicable to money market funds.

■	Typesetting Services (applicable to footnote 1 and the related services stated above)

●	Create financial compositions for the applicable financial report and related EDGAR files;

1 Requires applicable “Typesetting Services” as described herein.

2 Requires applicable “Typesetting Services as described herein.

●	Document publishing, including the output of print-ready PDF files and EDGAR html files;

●	Maintain country codes, industry class codes, security class codes and state codes;

●	Create components that will specify the proper grouping and sorting for display of portfolio information;

●	Create components that will specify the proper calculation and display of financial data required for each applicable financial report (except for identified manual entries, which BNY Mellon will enter);

●	Process, convert and load security and general ledger data;

●	Generate financial reports using the Vendor’s capabilities which may include the following:

o	identifying information at the beginning of the shareholder report;

o	class expense example;

o	Management Discussion of Fund Performance (semi-annual shareholder report at Fund option);

o	key Fund statistics including total advisory fees paid by the Fund, portfolio turnover rate, net assets and number of holdings;

o	graphical representation of holdings;

o	material Fund changes (if applicable) (semi-annual shareholder report at Fund option);

o	changes in and disagreements with accountants in summary form (if applicable);

o	statement regarding the availability of certain additional information; and

o	additional Fund information as mutually agreed in writing between BNY Mellon and a Fund.

●	Unless mutually agreed in writing between BNY Mellon and a Fund, solely with respect to typesetting services, BNY Mellon will use the same layout and format for every successive reporting period for the typeset reports. At the request of a Fund and upon the mutual written agreement of BNY Mellon and the Fund as to the scope of any changes and additional compensation of BNY Mellon, BNY Mellon will, or will cause the Vendor to, change the format or layout of reports from time to time.

●	The provisions of this Typesetting Services section and the services set forth in this Typesetting Services section (“Typesetting Services”), unless otherwise terminated earlier in accordance with the terms and conditions of the Agreement, shall continue until August 31, 2024 (the “Initial Typesetting Term”). Thereafter, the provisions of this Typesetting Services section and the Typesetting Services shall continue for successive one (1) year renewal terms (each a “Renewal Typesetting Term”) unless either party provides written notice to the other party that this Typesetting Services section and the Typesetting Services are not to be renewed, and such notice is received by the other partyno later than one hundred eighty (180) days prior to the end of the Initial Typesetting Term or the applicable Renewal Typesetting Term, as applicable. For the avoidance of doubt, the term of this Typesetting Services section and the Typesetting Services shall automatically without any further action by either party terminate upon the expiration or earlier termination of the Agreement or this Schedule of Services.

■	Typesetting Services (applicable to footnote 2 and the related services stated above)

●	Create financial compositions for the applicable financial report and related EDGAR files;

●	Document publishing, including the output of print-ready PDF files and EDGAR html files. This includes providing Financial Highlights tables for inclusion in prospectus filings;

●	Maintain country codes, industry class codes, security class codes and state codes;

●	Map individual general ledger accounts into master accounts to be displayed in the applicable financial reports;

●	Create components that will specify the proper grouping and sorting for display of portfolio information;

●	Create components that will specify the proper calculation and display of financial data required for each applicable financial report (except for identified manual entries, which BNY Mellon will enter);

●	Process, convert and load security and general ledger data;

●	Generate financial reports using the Vendor’s capabilities which may include the following:

o	table of contents;

o	highlights and market commentary;

o	management’s discussion of fund performance, commentary including related charts and graphs;

o	disclosure of Fund performance and expenses, including related charts and graphs;

o	schedules of investments;

o	statement of net assets;

o	statements of assets and liabilities;

o	statements of operation;

o	statements of changes;

o	statements of cash flows;

o	financial highlights;

o	notes to financial statements;

o	front and back cover, including Directors and Officers tables as well as Liquidity Risk information;

o	report of independent registered public accounting firm;

o	tax information; and

o	additional Fund information as mutually agreed in writing between BNY Mellon and a Fund.

●	Unless mutually agreed in writing between BNY Mellon and a Fund, solely with respect to typesetting services, BNY Mellon will use the same layout and format for every successive reporting period for the typeset reports. At the request of a Fund and upon the mutual written agreement of BNY Mellon and the Fund as to the scope of any changes and additional compensation of BNY Mellon, BNY Mellon will, or will cause the Vendor to, change the format or layout of reports from time to time.

●	The provisions of this Typesetting Services section and the services set forth in this Typesetting Services section (“Typesetting Services”), unless otherwise terminated earlier in accordance with the terms and conditions of the Agreement, shall continue until August 31, 2024 (the “Initial Typesetting Term”). Thereafter, the provisions of this Typesetting Services section and the Typesetting Services shall continue for successive one (1) year renewal terms (each a “Renewal Typesetting Term”) unless either party provides written notice to the other party that this Typesetting Services section and the Typesetting Services are not to be renewed, and such notice is received by the other party no later than one hundred eighty (180) days prior to the end of the Initial Typesetting Term or the applicable Renewal Typesetting Term, as applicable; provided, however, that, for the avoidance of doubt, the term of this Typesetting Services section and the Typesetting Services shall automatically without any further action by either party terminate upon the expiration or earlier termination of the Agreement or this Schedule of Services.

■	Money Market Fund Services

●	For each Fund requiring an intraday “floating” Net Asset Value, BNY Mellon shall calculate Net Asset Value in the manner specified in the Fund’s Offering Materials at the following two (2) times during a day the Fund is open for subscription and redemption activity; (i) 12:00 PM EST; and (ii) 4:00 PM EST inclusive of the daily distribution factor per share. During the applicable period of the calendar year, daylight savings times will be substituted for the above times as appropriate. The parties acknowledge the calculation of the intraday “floating” Net Asset Values are subject to the Fund’s policies on as of transactions, NAV error correction, and such other policies that may impact the calculation of a Fund’s Net Asset Value.

●	BNY Mellon shall provide the following information in a mutually agreed upon electronic format to support the website disclosure requirements of the Funds, subject to BNY Mellon’s timely receipt of all necessary information related thereto that is not maintained on the BNY Mellon systems. The Funds acknowledge that BNY Mellon is not responsible for the Funds’ website, for any servicing on the Funds’ website, or for uploading, downloading or maintaining any information on or required to be on the Funds’ website.

o	Date.

o	Fund identifier.

o	Share class.

o	Market NAV (rounded to four (4) decimal places).

o	Daily liquid assets.

o	Weekly liquid assets.

o	Shareholder inflows and outflows.

●	Assist with the preparation and filing with the SEC of Form N-CR as requested by the Fund or Adviser.

●	BNY Mellon shall, or shall cause the Vendor, to: (i) prepare, on a monthly basis, Form N-MFP, subject to BNY Mellon’s timely receipt of all necessary information related thereto that is not maintained on the BNY Mellon systems; and (ii) file Form N-MFP with the SEC, on a monthly basis; and

●	Prepare and provide an electronic file of the portfolio holdings information required by Rule 2a-7(h)(10) to the Fund or, at the Fund’s written direction, to an identified third party (the deliverables for the above money market fund services collectively referred to as, the “Money Market Fund Services Reports”).

●	Neither BNY Mellon nor the Vendor, in connection with a particular Money Market Fund Services Report, will prepare, provide or generate any reports, forms or files not specifically agreed to by BNY Mellon in advance.

●	The applicable Fund acknowledges that it shall be responsible for the retention of any Money Market Fund Services Reports in accordance with Rule 2a-7 promulgated under the 1940 Act or any other applicable rule or regulation.

●	Unless mutually agreed in writing between BNY Mellon and a Fund, solely with respect to typesetting of the Money Market Fund Services Reports, BNY Mellon will use the same layout and format for every successive reporting period for the Money Market Fund Services Reports. At the request of a Fund and upon the mutual written agreement of BNY Mellon and the Fund as to the scope of any changes and additional compensation of BNY Mellon, BNY Mellon will, or will cause the Vendor to, customize Money Market Fund Services Reports from time to time.

TAX SUPPORT SERVICES

BNY Mellon shall provide the following tax support services for each Fund:

■	Provide various data and reports as agreed upon in the SLDs to support TRP’s tax reporting and tax filing obligations, including:

●	QDI reporting;

●	DRD reporting;

●	PFIC analysis;

●	Straddle analysis;

●	Paydown adjustments;

●	Equalization debit adjustments

●	Tax compliance under §851, §817(h);

●	Foreign bond sale analysis (§988);

●	Troubled debt analysis;

●	Estimation of income for excise tax purposes;

●	Swap analysis;

●	Inflation adjustments;

●	§1256 adjustments;

●	Market discount analysis;

●	OID adjustments;

●	CPDI analysis;

●	Shareholder tax reporting information (e.g., FTC, UGG income, foreign source income by country, exempt income by state);

■	Provide data, and reports based on such data, maintained by BNY Mellon on its fund accounting platform as reasonably requested by TRP to support TRP’s obligations to comply with requests from tax authorities and TRP’s tax reporting and tax filing obligations.

■	Assist with other tax-related data needs as mutually agreed upon in writing from time-to-time.

BNY Mellon shall provide the following tax support services solely to the Funds indicated in Amended Exhibit A:

■	Wash Sales

●	Provide various data and reports as agreed upon in the SLDs to support TRP’s tax reporting and tax filing obligations.

■	Tax Efficiency Services

●	Provide tax efficient automated tax lot relief functionality within the BNY Mellon accounting system that incorporates wash sale activity and applies the tax lot relief methodology as instructed by TRP and/or the applicable Fund for optimization. [2].

2 Requires applicable “Typesetting Services as described herein.

Tax Efficiency Services are provided to the applicable Fund(s) solely in accordance with the methodology developed by such Fund or its designee and such methodology is furnished to BNY Mellon in an Instruction. The provision of Tax Efficiency Services shall not be construed as BNY Mellon providing investment or tax advice.

FUND ADMINISTRATION SERVICES

BNY Mellon shall provide the following fund administration services for each Fund, Series and class:

■	Calculate Fund approved income and per share amounts required for periodic distributions to be made by the applicable Fund, Series or class;

■	Coordinate a Fund’s annual audit and respond timely and completely to related requests;

■	Cooperate with each Fund’s independent auditors;

■	Supply various normal and customary portfolio and Fund statistical data as requested on an ongoing basis;

■	If the chief executive officer or chief financial officer of a Fund is required to provide a certification as part of the Fund’s Form N-CSR filing pursuant to regulations promulgated by the SEC under Section 302 of the Sarbanes-Oxley Act of 2002 or as part of such other SEC filing as agreed between BNY Mellon and the Fund, provide a sub-certification in support of certain matters set forth in the aforementioned certification. Such sub-certification is to be in such form and relating to such matters as reasonably agreed to by BNY Mellon in advance. BNY Mellon shall be required to provide the sub-certification only during the term of this Agreement with respect to the applicable Fund or Series and only if it receives such cooperation as it may request to perform its investigations with respect to the sub-certification. For clarity, the sub-certification is not itself a certification under the Sarbanes-Oxley Act of 2002 or under any other law, rule or regulation; and

BNY Mellon shall provide the following fund administration services to the Funds to support TRP’s fund administration obligations to the Funds:

■	With respect to such IRS-related testing as agreed between TRP and BNY Mellon in writing from time to time, monitor a Fund’s compliance, on a post-trade basis, with such tests, provided that BNY Mellon maintains in the normal course of its business the data necessary to perform such testing. Notwithstanding anything to the contrary in Section 7 (Standard of Care; Limitations of Liability; Indemnification) of the Agreement, BNY Mellon shall be liable for Liabilities sustained or incurred in connection with the aforementioned service in an amount in the aggregate in each twelve (12) month period no more than three (3) times the fees received by BNY Mellon for such aforementioned service with respect to such twelve (12) month period. Note, this service is provided on a Fund-by-Fund basis. For the avoidance of doubt, BNY Mellon shall not be responsible for any action or inaction with respect to a Fund in connection with the aforementioned Services prior to being instructed by TRP to commence and invoice such Services with respect to such Fund.

REGULATORY ADMINISTRATION SERVICES

BNY Mellon shall provide the following regulatory administration services for each Fund and Series:

■	Assist the Fund in responding to SEC examination requests by providing requested documents in the possession of BNY Mellon that are on the SEC examination request list and by making employees responsible for providing services available to regulatory authorities having jurisdiction over the performance of such services as may be required or reasonably requested by such regulatory authorities;

■	Assist with and/or coordinate such other filings, notices and regulatory matters and other due diligence requests or requests for proposal on such terms and conditions as BNY Mellon and the applicable Fund on behalf of itself and its Series may mutually agree upon in writing from time to time; and

■	38a-1 Compliance Support Services:

●	Provide compliance policies and procedures related to services provided by BNY Mellon and, if mutually agreed, certain of the BNY Mellon Affiliates; summary procedures thereof; and periodic certification letters.

●	Such Compliance Support Services are administrative in nature and do not constitute, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of a Fund or any other person, and such services are subject to review and approval by the applicable Fund and by the Fund’s legal counsel.

●	Provide access to Fund records so as to permit the Fund or TRP to test the performance of BNY Mellon in providing the services under this Agreement.

●	Such Compliance Support Services performed by BNY Mellon under this Agreement shall be at the request and direction of the Fund and/or its chief compliance officer (the “Fund’s CCO”), as applicable. BNY Mellon disclaims liability to the Fund, and the Fund is solely responsible, for the selection, qualifications and performance of the Fund’s CCO and the adequacy

●	and effectiveness of the Fund’s compliance program.

AMENDMENT NO. 34

TO

Fund Accounting Agreement

 This Amendment No. 34 (this “Amendment”) dated June 1, 2024 by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

(a)	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

(b)	COMPENSATION

The Fund Accounting Agreement is hereby amended by deleting Schedule IV (Compensation) attached thereto and replacing it in its entirety with the new Schedule IV (Compensation) attached hereto as Attachment A.

(c)	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling with respect to the subject matter of this Amendment. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

(d)	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

(e)	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Sarah Fisher
Name: Sarah Fisher
Title: Senior Vice President

t. rowe price associates, inc.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: President of the Funds

On behalf of each Fund listed on Exhibit A to the Fund Accounting Agreement
By:	/s/ Fran Pollack-Matz
Name: Fran Pollack-Matz
Title: Secretary and Vice President of the Funds

AMENDMENT NO. 35

TO

Fund Accounting Agreement

 This Amendment No. 35 (this “Amendment”) dated September 24, 2024, by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

(a)	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

(b)	SERVICE LEVEL DESCRIPTION

The Fund Accounting Agreement is hereby amended by deleting the Service Level Description attached thereto and replacing it in its entirety with the new Service Level Description attached hereto as Attachment A.

(c)	EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling with respect to the subject matter of this Amendment. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

(d)	GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

(e)	COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Sarah Fisher
Name: Sarah Fisher
Title: Senior Vice President

t. rowe price associates, inc.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: General Counsel

On behalf of each Fund listed on Exhibit A to the Fund Accounting Agreement
By:	/s/Fran Pollack-Matz
Name: Fran Pollack-Matz
Title: Secretary and Vice President of the Funds

AMENDMENT NO. 36

TO

Fund Accounting Agreement

This Amendment No. 36 (this “Amendment”) dated July 10, 2024 by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY”).

WHEREAS, each Fund, TRP, and BNY have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY hereby agree as follows:

(a)       DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

(b)       AMENDED EXHIBIT A

Exhibit A to the Fund Accounting Agreement is hereby amended by deleting Exhibit A attached thereto and replacing it in its entirety with the new Exhibit A attached hereto as Attachment A.

(c)       EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

(d)       GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

(e)       COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Sarah Fisher
Name: Sarah Fisher
Title: Senior Vice President
Date: July 10, 2024

t. rowe price associates, inc.

By:	/s/ Sonia Kurian
Name: Sonia Kurian
Title: Vice President
Date: July 10, 2024

On behalf of each Fund listed in Amended Exhibit A
By:	/s/ Fran Pollack-Matz
Name: Fran Pollack-Matz
Title: Vice President
Date: July 10, 2024

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
‘40 Act Registered Funds
T. Rowe Price All-Cap Opportunities Fund, Inc.*	NAG	7018	Mutual Fund - Parent
T. Rowe Price Balanced Fund, Inc.*	BAL	7047	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.*	BCG	70A6	Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund, Inc.			Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund*	CAF	7025	Mutual Fund - Series
T. Rowe Price Capital Appreciation and Income Fund*	CAFI	70QS	Mutual Fund - Series
T. Rowe Price Communications & Technology Fund, Inc.*	MTF	70A9	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	70E6	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	70E9	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.*	DMG	70Q7	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.*	DGF	7081	Mutual Fund - Parent
T. Rowe Price Equity Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Hedged Equity Fund	HEF	70QB	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Core Growth Fund*	LCC	70N7	Mutual Fund - Series
T. Rowe Price Large-Cap Growth Fund*	LCG	70K2	Mutual Fund - Series
T. Rowe Price Large-Cap Value Fund*	LCV	70H6	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund*	MCE	70F5	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund*	SCI	70H5	Mutual Fund - Series
T. Rowe Price Equity Income Fund, Inc.*	EIF	7019	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.			Mutual Fund - Parent
T. Rowe Price All-Cap Opportunities Portfolio*	NAP	70D2	Mutual Fund - Series
T. Rowe Price Blue Chip Growth Portfolio*	BCP	70J6	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio*	EIP	70D1	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio*	HSP	70J5	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio*	MGP	70F9	Mutual Fund - Series
T. Rowe Price Moderate Allocation Portfolio*	PSP	70E0	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.*	FSF	70F7	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Fixed Income Series, Inc.			Mutual Fund - Parent
T. Rowe Price Limited-Term Bond Portfolio	LTP	70D4	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	70BE	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.*	GAF	70DX	Mutual Fund - Parent
T. Rowe Price Global Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	70V0	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund*	IEM	70N6	Mutual Fund - Series
T. Rowe Price Global Value Equity Fund*	IGV	70DF	Mutual Fund - Series
T. Rowe Price Institutional International Disciplined Equity Fund*	ICE	70AQ	Mutual Fund - Series
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	70AF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.*	GRE	70AD	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.*	GTF	70I2	Mutual Fund - Parent
T. Rowe Price GNMA Fund, Inc.	GMA	7020	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	7005	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.*	GSF	7004	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.*	HSF	70F1	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	7016	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	70KA	Mutual Fund - Series
T. Rowe Price Index Trust, Inc.			Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund*	EXF	7041	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund*	XMX	70G8	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund*	MCX	70HE	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund*	SCX	70HF	Mutual Fund - Series
T. Rowe Price U.S. Limited Duration TIPS Index Fund	LDX	70NZ	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund*	TMX	70G9	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	70N5	Mutual Fund - Parent
T. Rowe Price Institutional Income Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Institutional Floating Rate Fund	IFR	70W0	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	70J2	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	70DW	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Integrated Equity Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Integrated Global Equity Fund*	QGE	70HM	Mutual Fund - Series
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund*	DSG	70G4	Mutual Fund - Series
T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund*	QSM	70HL	Mutual Fund - Series
T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund*	QMV	70HJ	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	70FM	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund*	AME	70V6	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund*	AOF	70FB	Mutual Fund - Series
T. Rowe Price China Evolution Equity Fund*	CEE	70LY	Mutual Fund - Series
T. Rowe Price Dynamic Credit Fund	DCF	70LD	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	70GB	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund*	EEM	70I1	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	70E3	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	70DB	Mutual Fund - Series
T. Rowe Price Emerging Markets Discovery Stock Fund*	EMV	70FY	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	70BA	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund*	EMS	70E4	Mutual Fund - Series
T. Rowe Price European Stock Fund*	ESF	7040	Mutual Fund - Series
T. Rowe Price Global Consumer Fund*	GCF	70HQ	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund*	GLE	70AE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	70GD	Mutual Fund - Series
T. Rowe Price Global Impact Equity Fund*	GPF	70PR	Mutual Fund - Series
T. Rowe Price Global Industrials Fund*	IND	70E7	Mutual Fund - Series
T. Rowe Price Global Stock Fund*	GLS	70F2	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price International Bond Fund	IBF	7022	Mutual Fund - Series
T. Rowe Price International Bond Fund (USD Hedged)	IBH	70JB	Mutual Fund - Series
T. Rowe Price International Disciplined Equity Fund*	ICN	70FN	Mutual Fund - Series
T. Rowe Price International Discovery Fund*	IDF	7033	Mutual Fund - Series
T. Rowe Price International Stock Fund*	ISF	7007	Mutual Fund - Series
T. Rowe Price International Value Equity Fund*	IGI	70H1	Mutual Fund - Series
T. Rowe Price Japan Fund*	JAF	7000	Mutual Fund - Series
T. Rowe Price Latin America Fund*	LAM	70C5	Mutual Fund - Series
T. Rowe Price New Asia Fund*	NAS	7045	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund*	OSF	70V1	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.			Mutual Fund - Parent
T. Rowe Price International Equity Index Fund*	IXF	70J3	Mutual Fund - Series
T. Rowe Price International Series, Inc.			Mutual Fund - Parent
T. Rowe Price International Stock Portfolio*	ISP	70C9	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	70U8	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.*	MCG	7057	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.*	MCV	70F3	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.			Mutual Fund - Parent
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	70DA	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.*	MSR	70JD	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.*	NEF	7002	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.*	NHF	7001	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	7003	Mutual Fund - Parent
T. Rowe Price QM U.S. Bond Index Fund, Inc.	UBX	70J1	Mutual Fund - Parent
T. Rowe Price Real Assets Fund, Inc.*	RAF	70AP	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.*	REF	70G7	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Reserve Investment Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	70G5	Mutual Fund - Series
T. Rowe Price Transition Fund	TNF	70PQ	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	70G6	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.*	STF	7030	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	7013	Mutual Fund - Parent
T. Rowe Price Short Duration Income Fund	SDI	70NP	Mutual Fund - Series
T. Rowe Price Ultra Short-Term Bond Fund	SBF	70DH	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.*	SCS	7031	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.*	SCV	7032	Mutual Fund - Parent
T. Rowe Price Spectrum Funds II, Inc.			Mutual Fund - Parent
T. Rowe Price Spectrum Conservative Allocation Fund*	PSI	70D6	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Allocation Fund*	PSB	70D7	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Growth Allocation Fund*	PSG	70D8	Mutual Fund - Series
T. Rowe Price State Tax-Free Funds, Inc.			Mutual Fund - Parent
T. Rowe Price California Tax-Free Bond Fund	CAB	7026	Mutual Fund - Series
T. Rowe Price Georgia Tax-Free Bond Fund	GAB	7093	Mutual Fund - Series
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	MDS	7079	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Bond Fund	MDB	7029	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Money Fund	MDM	70K0	Mutual Fund - Series
T. Rowe Price New Jersey Tax-Free Bond Fund	NJB	7048	Mutual Fund - Series
T. Rowe Price New York Tax-Free Bond Fund	NYB	7023	Mutual Fund - Series
T. Rowe Price Virginia Tax-Free Bond Fund	VAB	7049	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Summit Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	70B5	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	70B9	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	70B8	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund*	TMC	70J4	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	7008	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	7017	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	7006	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	7012	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	70HU	Mutual Fund - Parent
T. Rowe Price U.S. Equity Research Fund, Inc.*	COF	70E1	Mutual Fund - Parent
T. Rowe Price U.S. Large-Cap Core Fund, Inc.*	LCF	70AH	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.			Mutual Fund - Parent
T. Rowe Price U.S. Treasury Intermediate Index Fund	USI	7036	Mutual Fund - Series
T. Rowe Price U.S. Treasury Long-Term Index Fund	USL	7037	Mutual Fund - Series
T. Rowe Price U.S. Treasury Money Fund	UST	7009	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.*	VAL	70D9	Mutual Fund - Parent

‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund*	RPJ	70Q8	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund*	RPA	70K4	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund*	RPG	70Q9	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund*	RPB	70K5	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund*	RPH	70R0	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund*	RPC	70K6	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund*	RPI	70R1	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund*	RPD	70K7	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund*	RPK	70R9	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund*	RPL	70V2	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund*	RPM	70V3	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund*	RPN	70FH	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Retirement 2065 Fund*	RPO	70NR	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund*	RPE	70K9	Mutual Fund - Series
T. Rowe Price Retirement Blend 2005 Fund*	RFA	70PA	Mutual Fund - Series
T. Rowe Price Retirement Blend 2010 Fund*	RFB	70PB	Mutual Fund - Series
T. Rowe Price Retirement Blend 2015 Fund*	RFC	70PD	Mutual Fund - Series
T. Rowe Price Retirement Blend 2020 Fund*	RFD	70PE	Mutual Fund - Series
T. Rowe Price Retirement Blend 2025 Fund*	RFE	70PF	Mutual Fund - Series
T. Rowe Price Retirement Blend 2030 Fund*	RFF	70PG	Mutual Fund - Series
T. Rowe Price Retirement Blend 2035 Fund*	RFG	70PH	Mutual Fund - Series
T. Rowe Price Retirement Blend 2040 Fund*	RFH	70PI	Mutual Fund - Series
T. Rowe Price Retirement Blend 2045 Fund*	RFJ	70PJ	Mutual Fund - Series
T. Rowe Price Retirement Blend 2050 Fund*	RFK	70PL	Mutual Fund - Series
T. Rowe Price Retirement Blend 2055 Fund*	RFM	70PM	Mutual Fund - Series
T. Rowe Price Retirement Blend 2060 Fund*	RFN	70PN	Mutual Fund - Series
T. Rowe Price Retirement Blend 2065 Fund*	RFO	70PO	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund*	RIB	70HZ	Mutual Fund - Series
T. Rowe Price Retirement Income 2025 Fund*	RIC	70RB	Mutual Fund - Series
T. Rowe Price Target 2005 Fund*	TRA	70EA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund*	TRB	70EB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund*	TRC	70ED	Mutual Fund - Series
T. Rowe Price Target 2020 Fund*	TRD	70EF	Mutual Fund - Series
T. Rowe Price Target 2025 Fund*	TRE	70EG	Mutual Fund - Series
T. Rowe Price Target 2030 Fund*	TRG	70EH	Mutual Fund - Series
T. Rowe Price Target 2035 Fund*	TRH	70EI	Mutual Fund - Series
T. Rowe Price Target 2040 Fund*	TRJ	70EJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund*	TRL	70EL	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Target 2050 Fund*	TRM	70EM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund*	TRN	70EN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund*	TRO	70FI	Mutual Fund - Series
T. Rowe Price Target 2065 Fund*	TRQ	70NU	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.			Mutual Fund - Parent
T. Rowe Price Spectrum Diversified Equity Fund*	SPG	7043	Mutual Fund - Series
T. Rowe Price Spectrum Income Fund*	SPI	7044	Mutual Fund - Series
T. Rowe Price Spectrum International Equity Fund*	SPF	70G1	Mutual Fund - Series

*Indicates the applicable Fund is receiving both Wash Sales and Tax Efficiency Services.

AMENDMENT NO. 37

TO

Fund Accounting Agreement

This Amendment No. 37 (this “Amendment”) dated February 6, 2025 by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 through March 30, 2025, and 1307 Point Street, Baltimore, Maryland 21231 on and after March 31, 2025 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY”).

WHEREAS, each Fund, TRP, and BNY have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY hereby agree as follows:

(a)       DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

(b)       AMENDED EXHIBIT A

Exhibit A to the Fund Accounting Agreement is hereby amended by deleting Exhibit A attached thereto and replacing it in its entirety with the new Exhibit A attached hereto as Attachment A.

(c)       EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

(d)       GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

(e)       COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

IN WITNESS WHEREOF, each Fund, TRP, and BNY have executed or caused this Amendment to be executed as of the date and year first above written by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Sarah Fisher
Name: Sarah Fisher
Title: Senior Vice President
Date: June 9, 2025

t. rowe price associates, inc.

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Director, Secretary and Vice President
Date: June 6, 2025

On behalf of each Fund listed in Amended Exhibit A
By:	/s/ Fran Pollack-Matz
Name: Fran Pollack-Matz
Title: Secretary and Vice President
Date: June 6, 2025

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
‘40 Act Registered Funds
T. Rowe Price All-Cap Opportunities Fund, Inc.*	NAG	7018	Mutual Fund - Parent
T. Rowe Price Balanced Fund, Inc.*	BAL	7047	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.*	BCG	70A6	Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund, Inc.			Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund*	CAF	7025	Mutual Fund - Series
T. Rowe Price Capital Appreciation and Income Fund*	CAFI	70QS	Mutual Fund - Series
T. Rowe Price Communications & Technology Fund, Inc.*	MTF	70A9	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	70E6	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	70E9	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.*	DMG	70Q7	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.*	DGF	7081	Mutual Fund - Parent
T. Rowe Price Equity Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Hedged Equity Fund	HEF	70QB	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Core Growth Fund*	LCC	70N7	Mutual Fund - Series
T. Rowe Price Large-Cap Growth Fund*	LCG	70K2	Mutual Fund - Series
T. Rowe Price Large-Cap Value Fund*	LCV	70H6	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund*	MCE	70F5	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund*	SCI	70H5	Mutual Fund - Series
T. Rowe Price Equity Income Fund, Inc.*	EIF	7019	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.			Mutual Fund - Parent
T. Rowe Price All-Cap Opportunities Portfolio*	NAP	70D2	Mutual Fund - Series
T. Rowe Price Blue Chip Growth Portfolio*	BCP	70J6	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio*	EIP	70D1	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio*	HSP	70J5	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio*	MGP	70F9	Mutual Fund - Series
T. Rowe Price Moderate Allocation Portfolio*	PSP	70E0	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.*	FSF	70F7	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Fixed Income Series, Inc.			Mutual Fund - Parent
T. Rowe Price Limited-Term Bond Portfolio	LTP	70D4	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	70BE	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.*	GAF	70DX	Mutual Fund - Parent
T. Rowe Price Global Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	70V0	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund*	IEM	70N6	Mutual Fund - Series
T. Rowe Price Global Value Equity Fund*	IGV	70DF	Mutual Fund - Series
T. Rowe Price Institutional International Disciplined Equity Fund*	ICE	70AQ	Mutual Fund - Series
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	70AF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.*	GRE	70AD	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.*	GTF	70I2	Mutual Fund - Parent
T. Rowe Price GNMA Fund, Inc.	GMA	7020	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	7005	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc.*	GSF	7004	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.*	HSF	70F1	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	7016	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	70KA	Mutual Fund - Series
T. Rowe Price Index Trust, Inc.			Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund*	EXF	7041	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund*	XMX	70G8	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund*	MCX	70HE	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund*	SCX	70HF	Mutual Fund - Series
T. Rowe Price U.S. Limited Duration TIPS Index Fund	LDX	70NZ	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund*	TMX	70G9	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	70N5	Mutual Fund - Parent
T. Rowe Price Institutional Income Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Institutional Floating Rate Fund	IFR	70W0	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	70J2	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	70DW	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Integrated Equity Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Integrated Global Equity Fund*	QGE	70HM	Mutual Fund - Series
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund*	DSG	70G4	Mutual Fund - Series
T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund*	QSM	70HL	Mutual Fund - Series
T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund*	QMV	70HJ	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	70FM	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund*	AME	70V6	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund*	AOF	70FB	Mutual Fund - Series
T. Rowe Price China Evolution Equity Fund*	CEE	70LY	Mutual Fund - Series
T. Rowe Price Dynamic Credit Fund	DCF	70LD	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	70GB	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund*	EEM	70I1	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	70E3	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	70DB	Mutual Fund - Series
T. Rowe Price Emerging Markets Discovery Stock Fund*	EMV	70FY	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	70BA	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund*	EMS	70E4	Mutual Fund - Series
T. Rowe Price European Stock Fund*	ESF	7040	Mutual Fund - Series
T. Rowe Price Global Consumer Fund*	GCF	70HQ	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund*	GLE	70AE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	70GD	Mutual Fund - Series
T. Rowe Price Global Impact Equity Fund*	GPF	70PR	Mutual Fund - Series
T. Rowe Price Global Industrials Fund*	IND	70E7	Mutual Fund - Series
T. Rowe Price Global Stock Fund*	GLS	70F2	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price International Bond Fund	IBF	7022	Mutual Fund - Series
T. Rowe Price International Bond Fund (USD Hedged)	IBH	70JB	Mutual Fund - Series
T. Rowe Price International Disciplined Equity Fund*	ICN	70FN	Mutual Fund - Series
T. Rowe Price International Discovery Fund*	IDF	7033	Mutual Fund - Series
T. Rowe Price International Stock Fund*	ISF	7007	Mutual Fund - Series
T. Rowe Price International Value Equity Fund*	IGI	70H1	Mutual Fund - Series
T. Rowe Price Japan Fund*	JAF	7000	Mutual Fund - Series
T. Rowe Price Latin America Fund*	LAM	70C5	Mutual Fund - Series
T. Rowe Price New Asia Fund*	NAS	7045	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund*	OSF	70V1	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.			Mutual Fund - Parent
T. Rowe Price International Equity Index Fund*	IXF	70J3	Mutual Fund - Series
T. Rowe Price International Series, Inc.			Mutual Fund - Parent
T. Rowe Price International Stock Portfolio*	ISP	70C9	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	70U8	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.*	MCG	7057	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.*	MCV	70F3	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.			Mutual Fund - Parent
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	70DA	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.*	MSR	70JD	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.*	NEF	7002	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.*	NHF	7001	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	7003	Mutual Fund - Parent
T. Rowe Price QM U.S. Bond Index Fund, Inc.	UBX	70J1	Mutual Fund - Parent
T. Rowe Price Real Assets Fund, Inc.*	RAF	70AP	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.*	REF	70G7	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Reserve Investment Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	70G5	Mutual Fund - Series
T. Rowe Price Transition Fund	TNF	70PQ	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	70G6	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.*	STF	7030	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	7013	Mutual Fund - Parent
T. Rowe Price Short Duration Income Fund	SDI	70NP	Mutual Fund - Series
T. Rowe Price Ultra Short-Term Bond Fund	SBF	70DH	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.*	SCS	7031	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.*	SCV	7032	Mutual Fund - Parent
T. Rowe Price Spectrum Funds II, Inc.			Mutual Fund - Parent
T. Rowe Price Spectrum Conservative Allocation Fund*	PSI	70D6	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Allocation Fund*	PSB	70D7	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Growth Allocation Fund*	PSG	70D8	Mutual Fund - Series
T. Rowe Price State Tax-Free Funds, Inc.			Mutual Fund - Parent
T. Rowe Price California Tax-Free Bond Fund	CAB	7026	Mutual Fund - Series
T. Rowe Price Georgia Tax-Free Bond Fund	GAB	7093	Mutual Fund - Series
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	MDS	7079	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Bond Fund	MDB	7029	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Money Fund	MDM	70K0	Mutual Fund - Series
T. Rowe Price New Jersey Tax-Free Bond Fund	NJB	7048	Mutual Fund - Series
T. Rowe Price New York Tax-Free Bond Fund	NYB	7023	Mutual Fund - Series
T. Rowe Price Virginia Tax-Free Bond Fund	VAB	7049	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Summit Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	70B5	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	70B9	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	70B8	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund*	TMC	70J4	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	7008	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	7017	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	7006	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	7012	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	70HU	Mutual Fund - Parent
T. Rowe Price U.S. Equity Research Fund, Inc.*	COF	70E1	Mutual Fund - Parent
T. Rowe Price U.S. Large-Cap Core Fund, Inc.*	LCF	70AH	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.			Mutual Fund - Parent
T. Rowe Price U.S. Treasury Intermediate Index Fund	USI	7036	Mutual Fund - Series
T. Rowe Price U.S. Treasury Long-Term Index Fund	USL	7037	Mutual Fund - Series
T. Rowe Price U.S. Treasury Money Fund	UST	7009	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.*	VAL	70D9	Mutual Fund - Parent

‘40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund*	RPJ	70Q8	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund*	RPA	70K4	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund*	RPG	70Q9	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund*	RPB	70K5	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund*	RPH	70R0	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund*	RPC	70K6	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund*	RPI	70R1	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund*	RPD	70K7	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund*	RPK	70R9	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund*	RPL	70V2	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund*	RPM	70V3	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund*	RPN	70FH	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Retirement 2065 Fund*	RPO	70NR	Mutual Fund - Series
T. Rowe Price Retirement 2070 Fund*	RPP	7ZAG	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund*	RPE	70K9	Mutual Fund - Series
T. Rowe Price Retirement Blend 2005 Fund*	RFA	70PA	Mutual Fund - Series
T. Rowe Price Retirement Blend 2010 Fund*	RFB	70PB	Mutual Fund - Series
T. Rowe Price Retirement Blend 2015 Fund*	RFC	70PD	Mutual Fund - Series
T. Rowe Price Retirement Blend 2020 Fund*	RFD	70PE	Mutual Fund - Series
T. Rowe Price Retirement Blend 2025 Fund*	RFE	70PF	Mutual Fund - Series
T. Rowe Price Retirement Blend 2030 Fund*	RFF	70PG	Mutual Fund - Series
T. Rowe Price Retirement Blend 2035 Fund*	RFG	70PH	Mutual Fund - Series
T. Rowe Price Retirement Blend 2040 Fund*	RFH	70PI	Mutual Fund - Series
T. Rowe Price Retirement Blend 2045 Fund*	RFJ	70PJ	Mutual Fund - Series
T. Rowe Price Retirement Blend 2050 Fund*	RFK	70PL	Mutual Fund - Series
T. Rowe Price Retirement Blend 2055 Fund*	RFM	70PM	Mutual Fund - Series
T. Rowe Price Retirement Blend 2060 Fund*	RFN	70PN	Mutual Fund - Series
T. Rowe Price Retirement Blend 2065 Fund*	RFO	70PO	Mutual Fund - Series
T. Rowe Price Retirement Blend 2070 Fund*	RFQ	7ZAH	Mutual Fund - Series
T. Rowe Price Retirement Income 2020 Fund*	RIB	70HZ	Mutual Fund - Series
T. Rowe Price Retirement Income 2025 Fund*	RIC	70RB	Mutual Fund - Series
T. Rowe Price Target 2005 Fund*	TRA	70EA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund*	TRB	70EB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund*	TRC	70ED	Mutual Fund - Series
T. Rowe Price Target 2020 Fund*	TRD	70EF	Mutual Fund - Series
T. Rowe Price Target 2025 Fund*	TRE	70EG	Mutual Fund - Series
T. Rowe Price Target 2030 Fund*	TRG	70EH	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Fund Code	Entity Type
T. Rowe Price Target 2035 Fund*	TRH	70EI	Mutual Fund - Series
T. Rowe Price Target 2040 Fund*	TRJ	70EJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund*	TRL	70EL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund*	TRM	70EM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund*	TRN	70EN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund*	TRO	70FI	Mutual Fund - Series
T. Rowe Price Target 2065 Fund*	TRQ	70NU	Mutual Fund - Series
T. Rowe Price Target 2070 Fund*	TRR	7ZAI	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.			Mutual Fund - Parent
T. Rowe Price Spectrum Diversified Equity Fund*	SPG	7043	Mutual Fund - Series
T. Rowe Price Spectrum Income Fund*	SPI	7044	Mutual Fund - Series
T. Rowe Price Spectrum International Equity Fund*	SPF	70G1	Mutual Fund - Series

*Indicates the applicable Fund is receiving both Wash Sales and Tax Efficiency Services.

AMENDMENT NO. 38

TO

Fund Accounting Agreement

This Amendment No. 38 (this “Amendment”) entered into and effective June 30, 2025 (“Amendment Effective Date”) by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 1307 Point Street, Baltimore, Maryland 21231 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon” or “BNY”).

WHEREAS, each Fund, TRP, solely with respect to Section 3(c), and BNY have entered into the Fund Accounting Agreement, effective as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY hereby agree as follows:

(a)       DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

(b)       CHANGES TO BODY OF FUND ACCOUNTING AGREEMENT

(1) The introductory paragraph of the Fund Accounting Agreement is hereby amended by replacing the phrase “solely with respect to Section 3(c) (“TRP”), and The Bank of New York Mellon, a New York banking organization (“BNY Mellon”)” with the phrase “solely with respect to Sections 3(c), 10(a), 10(b) 10(c), 10(f), 11, 13, 14, 15, 16, 18, 19, 20, 21, 22, 23, 24, 26, Section IV to the Miscellaneous Section of Schedule IV, and Schedule V (“TRP”), and The Bank of New York Mellon, a New York banking organization (“BNY Mellon” or “BNY”)”.

(2) The Fund Accounting Agreement is hereby amended by deleting Sections 10(a) and 10(b) thereof and replacing such sections in their entirety with the following:

“(a) This Agreement shall be effective on the date first written above and, unless terminated pursuant to its terms, shall continue until 11:59 PM (Eastern time) on August 1, 2031 (the “Initial Term”), at which time this Agreement shall terminate, unless renewed in accordance with the terms hereof.

(b) The Fund and TRP, on behalf of itself as a Party, may elect to extend this Agreement for subsequent one-year extension renewal terms (each, a “Renewal Term”) on the same terms and conditions then in effect under this Agreement by providing notice thereof in writing at least one hundred eighty (180) days prior to the expiration of the Initial Term or the then-current Renewal Term (a “Renewal Notice”). In the event that a Renewal Notice is provided in accordance with the preceding sentence, BNY and the Parties providing the Renewal Notice shall be bound by the terms and conditions of this Agreement for such Renewal Term, unless BNY gives notice in writing to the other Parties of its intent not to renew and such notice is received by the other Parties not less than one hundred eighty (180) days prior to the expiration of the Initial Term or the then-current Renewal Term (a “Non-Renewal Notice”). In the event BNY provides a Non-Renewal Notice, this Agreement shall terminate on the last day of the Initial Term or Renewal Term, as applicable.”

3)	The Fund Accounting Agreement is hereby amended by deleting Section 10(c) thereof and replacing it in its entirety with the following:

“(c)       Termination for Convenience.

The Fund or TRP, on behalf of itself as a Party (if all Funds have terminated), may terminate this Agreement for any reason whatsoever in its sole and absolute discretion by delivering a termination notice to BNY at least ninety (90) calendar days prior to the effective date of termination, provided that if this Agreement is terminated in its entirety with respect to all Funds under this Section 10(c) (Termination for Convenience) and TRP also terminates in its entirety the Unregistered Funds FA Agreement (as defined in the “Definitions” section of the Service Level Description attached to this Agreement) pursuant to Section 10(c) (Termination for Convenience) of the Unregistered Funds FA Agreement (“Registered and Unregistered Funds FA Agreements Termination for Convenience”), then TRP shall pay BNY, as BNY’s sole and exclusive remedy for such Registered and Unregistered Funds FA Agreements Termination for Convenience, a termination fee calculated pursuant to Schedule V of this Agreement (“Termination for Convenience Fee”), which Termination for Convenience Fee shall be a single one-time lump-sum payment from TRP to BNY under the terms and conditions set forth in only this Agreement and is not payable by any TRP Funds (as defined in the “Definitions” section of the Service Level Description attached to this Agreement) and not payable under the Unregistered Funds FA Agreement; provided that TRP shall allocate the cost of any Termination for Convenience Fee among the TRP Funds on a pro rata basis based on the most recent month’s billing allocation relating to this Agreement and the Unregistered Funds FA Agreement; further provided, however, there shall be no payment of the Termination for Convenience Fee for the following:

(i) where such termination for convenience is required by a governmental authority, and in such case, the notice period shall be reduced as necessary to meet the requirements of such governmental authority;

(ii) if the Board reasonably determines, in good faith, that an event that has occurred with respect to BNY that the Board reasonably believes would cause a material adverse effect on BNY's ability to perform its duties and/or obligations under this Agreement and that the failure to terminate this Agreement would cause the Board to be in breach of its fiduciary obligations under applicable law; provided that the Board has provided written notice to BNY of its intent to terminate the agreement pursuant to this provision, which notice shall specify the basis for such determination, and provided that the events giving rise to such termination notice have not been cured within sixty (60) calendar days following such notice to BNY; and further provided that no such determination to terminate shall be based in whole or in part on the compensation paid to BNY pursuant to this Agreement;

(iii) if BNY is subject to a Regulatory Event; “Regulatory Event” is defined with respect to BNY as any governmental or regulatory action that limits, suspends, or terminates the rights, privileges or operation of BNY in a manner that would result in a material adverse effect on the ability of BNY to perform its duties and/or obligations under this Agreement or any governmental or regulatory investigation determined against BNY that would result in a material adverse effect on the ability of BNY to perform its duties and/or obligations under this Agreement;

(iv) a Force Majeure Termination; or

(v) upon the occurrence of a Specified Convenience Event.”

(4)	The Fund Accounting Agreement is hereby amended by deleting Section 10(f) thereof and replacing it in its entirety with the following:

“(f) Costs and Expenses of Termination.

If a Fund terminates this Agreement with respect to such Fund at any time pursuant to Section 10(c)(iii) or Section 10(d) above, then BNY shall reimburse such Fund for any Costs and Expenses incurred by such Fund in connection with converting such Fund to a successor service provider (including TRP, if applicable), including without limitation the delivery to such successor service provider, such Fund and/or other of the Fund’s service providers any of such Fund’s property, records, data, instruments and documents. For purposes of this Section 10(f), “Costs and Expenses” shall mean any actual, provable, reasonable, customary and direct out-of-pocket costs and expenses incurred by such Fund. Costs and Expenses shall not include, and in no event shall BNY be liable under this Agreement for, any lift-out expenses or platform development costs for the successor service provider or any wind-down costs of the Fund or any Fund Affiliate, including, without limitation, non-cancelable payments or termination charges regarding hosting and/or any other subcontracted services. The Fund must provide BNY with written evidence of the Costs and Expenses before BNY is obligated to pay them. The Fund also has a duty to mitigate, and must exercise its duty to mitigate, such Costs and Expenses.”

(5)	The Fund Accounting Agreement is hereby amended by deleting Section 16 thereof and replacing it in its entirety with the following:

“16. Notices.

All notices, requests, consents and other communications pursuant to this Agreement in writing shall be sent as follows:

if to a Fund, at

The T. Rowe Price Funds

1307 Point Street

Baltimore, Maryland 21231

Attention: General Counsel

with a copy to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attention: Margery K. Neale and Elliot Gluck

if to TRP, at

T. Rowe Price Associates, Inc.

1307 Point Street

Baltimore, Maryland 21231

Attention: General Counsel

if to BNY, at

The Bank of New York Mellon

103 Bellevue Parkway

Wilmington, Delaware 19809

Attention: Head of U.S. Fund Accounting

with a copy to:

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Attention: Legal Dept. – Asset Servicing

or at such other place as may from time to time be designated in writing. Notices hereunder shall be effective upon receipt.”

(6)	The Fund Accounting Agreement is hereby amended by amending and restating the last sentence of Section 24 (The Parties) in its entirety as follows:

“Any reference in this Agreement to a “party” or “Party” shall mean BNY or the individual Fund or TRP (solely with respect to Sections 3(c), 10(a), 10(b), 10(c), 10(f), 11, 13, 14, 15, 16, 18, 19, 20, 21, 22, 23, 24, 26, Section IV to the Miscellaneous Section of Schedule IV, and Schedule V), as applicable and as to which the matter pertains individually, and to the “parties” or “Parties” shall mean BNY and the individual Fund and TRP (solely with respect to Sections 3(c), 10(a), 10(b), 10(c), 10(f), 11, 13, 14, 15, 16, 18, 19, 20, 21, 22, 23, 24, 26, Section IV to the Miscellaneous Section of Schedule IV, and Schedule V), as applicable and as to which the matter pertains collectively.”

(c)       SCHEDULE OF SERVICES

The Fund Accounting Agreement is hereby amended by deleting Schedule I (Schedule of Services) attached thereto and replacing it in its entirety with the new Schedule I (Schedule of Services) attached hereto as Attachment A.

(d)        SERVICE LEVEL DESCRIPTION

The Fund Accounting Agreement is hereby amended by deleting the Service Level Description attached thereto and replacing it in its entirety with the new Service Level Description attached hereto as Attachment B.

(e)        DATA VENDOR LICENSING COSTS

The Section entitled, “Miscellaneous” in Schedule IV (Compensation) of the Fund Accounting Agreement is hereby amended by deleting in its entirety the following listed item in Section III: “Data vendor licensing costs in support of client-specific reference data and pricing requirements. BNY assumes that clients maintain data vendor licenses required to support their requirements. For the avoidance of doubt, there are no data licensing costs that BNY will charge to the funds at the inception of this Agreement” and adding the following as Section IV to such “Miscellaneous” Section:

“IV. BNY assumes that clients maintain data vendor licenses required to support their requirements. If, however, the Fund and/or TRP determines to use BNY data vendor licenses in support of any client-specific reference data and pricing requirements and such determination is mutually agreed to by the Parties in a signed written agreement that expressly provides that any such data vendor licensing costs in support of client-specific reference data and pricing requirements shall be deemed a BNY out of pocket expense under this Agreement, then any such costs shall be deemed an out of pocket expense under this Schedule IV. As of June 30, 2025, the Parties have not entered into any such agreement, and accordingly as of such date no such costs shall be deemed an of pocket expense.”

(f)        TERMINATION FOR CONVENIENCE FEES

The Fund Accounting Agreement is hereby amended by deleting Schedule V (Termination for Convenience Fees) attached thereto and replacing it in its entirety with the new Schedule V (Termination for Convenience Fees) attached hereto as Attachment C.

(g)        EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling with respect to the subject matter of this Amendment. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect. For clarity, upon the date of this Amendment the Fund Accounting Agreement shall be deemed to be in its “Initial Term” (as defined in section (b)(2) above).

(h)        GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

h)        COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

[Signature Page Follows]

IN WITNESS WHEREOF, each Fund, TRP, and BNY have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:	/s/ Michael Green
Name: Michael Green
Title: Managing Director

t. rowe price associates, inc.

By:	/s/ Jennifer Dardis
Name: Jennifer Dardis
Title: Vice President, chief Financial Officer

On behalf of each Fund listed on Exhibit A to the Fund Accounting Agreement
By:	/s/ Fran Pollack-Matz
Name: Fran Pollack-Matz
Title: Vice President

ATTACHMENT A

SCHEDULE I

Schedule of Services

All services provided in this Schedule of Services are subject to the review and approval of the appropriate Fund officers, Fund counsel and accountants of each Fund, as may be applicable. The services included on this Schedule of Services may be provided by BNY or a BNY Affiliate, collectively referred to herein as “BNY”. Additionally, the services provided shall comply with generally accepted accounting principles, regulatory requirements and/or such TRP policies and Instructions as applicable. The following is a complete list of services, which will be charged, as applicable, to the ’40 Act Registered Funds (as defined in the “Definitions” section of the Service Level Description attached to this Agreement) and Unregistered Funds (as defined in the “Definitions” section of the Service Level Description attached to this Agreement) based on the applicability of use of services.

VALUATION SUPPORT AND COMPUTATION ACCOUNTING SERVICES

BNY shall provide the following valuation support and computation accounting services for each Fund:

▪	Journalize investment, capital share and income and expense activities;

▪	Maintain individual ledgers for investment securities;

▪	Maintain historical tax lots for each security;

▪	Corporate action processing as more fully set forth in the SLDs;

▪	Reconcile cash and investment balances of each Fund with the Fund’s custodian or other counterparties as applicable;

▪	Provide a Fund’s investment adviser, as applicable, with the cash balance available for investment purposes at start-of-day and upon request, as agreed by the parties;

▪	Calculate various contractual expenses;

▪	Calculate capital gains and losses;

▪	Calculate daily distribution rate per share;

▪	Determine net income;

▪	Obtain security market quotes and currency exchange rates from pricing services approved by a Fund’s investment adviser, or if such quotes are unavailable, then obtain such prices from the Fund’s investment adviser, and in either case, calculate the market value of each Fund’s investments in accordance with the Fund's valuation policies or guidelines; provided, however, that BNY shall not under any circumstances be under a duty to independently price or value any of the Fund's investments, including securities lending related cash collateral investments (with the exception of the services provided hereunder to Funds utilized for such cash collateral investments), itself or to confirm or validate any information or valuation provided by the investment adviser or any other pricing source, nor shall BNY have any liability relating to inaccuracies or otherwise with respect to such information or valuations; notwithstanding the foregoing, BNY shall follow the established procedures and controls to identify exceptions, tolerance breaches, etc. and to research and resolve or escalate any pricing inaccuracies;

▪	Application of the established automated price validation rules against prices received from third party vendors and review of exceptions as identified;

▪	Calculate Net Asset Value in the manner specified in the Fund’s Offering Materials (which, for the service described herein, shall include the Fund’s Net Asset Value error policy);

▪	Calculate Accumulated Unit Values (“AUV”) for select funds as mutually agreed upon between the parties;

▪	Transmit or make available a copy of the daily portfolio valuation to a Fund’s investment adviser;

▪	Calculate yields, portfolio dollar-weighted average maturity and dollar-weighted average life as applicable; and

▪	Calculate portfolio turnover rate for inclusion in the annual and semi-annual shareholder reports.

▪	For money market funds, obtain security market quotes and calculate the market-value Net Asset Value in accordance with the Fund’s valuation policies and guidelines at such times and frequencies as required by regulation and/or instruction from TRP.

FINANCIAL REPORTING; TYPESETTING SERVICES; MONEY MARKET FUND SERVICES

BNY shall provide the following financial reporting services for each Fund:

▪	Financial Statement Preparation & Review

●	Prepare the Fund’s respective class level annual and semi-annual shareholder reports with respect to a Fund registered on Form N-1A1 for shareholder delivery, inclusion in Form N-CSR including tagging disclosures in Inline eXtensible Business Reporting Language and webhosting;

●	Prepare the Fund’s annual and semi-annual shareholder reports with respect to a Fund not registered on Form N-1A2 for shareholder delivery and inclusion in Form N-CSR;

●	Prepare the Fund’s schedule of investments, financial statements, financial highlights and other detailed information[2] for inclusion in Form N-CSR;

●	Prepare the Fund’s quarterly schedule of portfolio holdings[2] for inclusion in Form N-PORT;

●	Prepare, circulate and maintain the Fund’s financial reporting production calendar and track status of reporting cycles;

●	Prepare and file (or coordinate the filing of) the Fund’s Form 24f-2; and

●	Prepare and coordinate the filing of the Fund’s monthly website files and Form N-MFP, as applicable to money market funds.

▪	Typesetting Services (applicable to footnote 1 and the related services stated above)

●	Create financial compositions for the applicable financial report and related EDGAR files;

●	Document publishing, including the output of print-ready PDF files and EDGAR html files;

●	Maintain country codes, industry class codes, security class codes and state codes;

1 Requires applicable “Typesetting Services” as described herein.

2 Requires applicable “Typesetting Services” as described herein.

●	Create components that will specify the proper grouping and sorting for display of portfolio information;
●	Create components that will specify the proper calculation and display of financial data required for each applicable financial report (except for identified manual entries, which BNY will enter);
●	Process, convert and load security and general ledger data;
●	Generate financial reports using the Vendor’s capabilities which may include the following:
o	identifying information at the beginning of the shareholder report;
o	class expense example;
o	Management Discussion of Fund Performance (semi-annual shareholder report at Fund option);
o	key Fund statistics including total advisory fees paid by the Fund, portfolio turnover rate, net assets and number of holdings;
o	graphical representation of holdings;
o	material Fund changes (if applicable) (semi-annual shareholder report at Fund option);
o	changes in and disagreements with accountants in summary form (if applicable);
o	statement regarding the availability of certain additional information; and
o	additional Fund information as mutually agreed in writing between BNY and a Fund.
●	Unless mutually agreed in writing between BNY and a Fund, solely with respect to typesetting services, BNY will use the same layout and format for every successive reporting period for the typeset reports. At the request of a Fund and upon the mutual written agreement of BNY and the Fund as to the scope of any changes and additional compensation of BNY, BNY will, or will cause the Vendor to, change the format or layout of reports from time to time.
●	The provisions of this Typesetting Services section and the services set forth in this Typesetting Services section (“Typesetting Services”), unless otherwise terminated earlier in accordance with the terms and conditions of the Agreement, shall continue until August 31, 2024 (the “Initial Typesetting Term”). Thereafter, the provisions of this Typesetting Services section and the Typesetting Services shall continue for successive one (1) year renewal terms (each a “Renewal Typesetting Term”) unless either party provides written notice to the other party that this Typesetting Services section and the Typesetting Services are not to be renewed, and such notice is received by the other party no later than one hundred eighty (180) days prior to the end of the Initial Typesetting Term or the applicable Renewal Typesetting Term, as applicable. For the avoidance of doubt, the term of this Typesetting Services section and the Typesetting Services shall automatically without any further action by either party terminate upon the expiration or earlier termination of the Agreement or this Schedule of Services.

▪	Typesetting Services (applicable to footnote 2 and the related services stated above)
●	Create financial compositions for the applicable financial report and related EDGAR files;
●	Document publishing, including the output of print-ready PDF files and EDGAR html files. This includes providing Financial Highlights tables for inclusion in prospectus filings;
●	Maintain country codes, industry class codes, security class codes and state codes;
●	Map individual general ledger accounts into master accounts to be displayed in the applicable financial reports;
●	Create components that will specify the proper grouping and sorting for display of portfolio information;
●	Create components that will specify the proper calculation and display of financial data required for each applicable financial report (except for identified manual entries, which BNY will enter);
●	Process, convert and load security and general ledger data;
●	Generate financial reports using the Vendor’s capabilities which may include the following:
o	table of contents;
o	highlights and market commentary;
o	management’s discussion of fund performance, commentary including related charts and graphs;
o	disclosure of Fund performance and expenses, including related charts and graphs;
o	schedules of investments;
o	statement of net assets;
o	statements of assets and liabilities;
o	statements of operation;
o	statements of changes;
o	statements of cash flows;
o	financial highlights;
o	notes to financial statements;
o	front and back cover, including Directors and Officers tables as well as Liquidity Risk information;
o	report of independent registered public accounting firm;
o	tax information; and
o	additional Fund information as mutually agreed in writing between BNY and a Fund.
●	Unless mutually agreed in writing between BNY and a Fund, solely with respect to typesetting services, BNY will use the same layout and format for every successive reporting period for the typeset reports. At the request of a Fund and upon the mutual written agreement of BNY and the Fund as to the scope of any changes and additional compensation of BNY, BNY will, or will cause the Vendor to, change the format or layout of reports from time to time.

●	The provisions of this Typesetting Services section and the services set forth in this Typesetting Services section (“Typesetting Services”), unless otherwise terminated earlier in accordance with the terms and conditions of the Agreement, shall continue until August 31, 2024 (the “Initial Typesetting Term”). Thereafter, the provisions of this Typesetting Services section and the Typesetting Services shall continue for successive one (1) year renewal terms (each a “Renewal Typesetting Term”) unless either party provides written notice to the other party that this Typesetting Services section and the Typesetting Services are not to be renewed, and such notice is received by the other party no later than one hundred eighty (180) days prior to the end of the Initial Typesetting Term or the applicable Renewal Typesetting Term, as applicable; provided, however, that, for the avoidance of doubt, the term of this Typesetting Services section and the Typesetting Services shall automatically without any further action by either party terminate upon the expiration or earlier termination of the Agreement or this Schedule of Services.

▪	Money Market Fund Services
●	For each Fund requiring an intraday “floating” Net Asset Value, BNY shall calculate Net Asset Value in the manner specified in the Fund’s Offering Materials at the following two (2) times during a day the Fund is open for subscription and redemption activity; (i) 12:00 PM EST; and (ii) 4:00 PM EST inclusive of the daily distribution factor per share. During the applicable period of the calendar year, daylight savings times will be substituted for the above times as appropriate. The parties acknowledge the calculation of the intraday “floating” Net Asset Values are subject to the Fund’s policies on as of transactions, NAV error correction, and such other policies that may impact the calculation of a Fund’s Net Asset Value.
●	BNY shall provide the following information in a mutually agreed upon electronic format to support the website disclosure requirements of the Funds, subject to BNY’s timely receipt of all necessary information related thereto that is not maintained on the BNY systems. The Funds acknowledge that BNY is not responsible for the Funds’ website, for any servicing on the Funds’ website, or for uploading, downloading or maintaining any information on or required to be on the Funds’ website.
o	Date.
o	Fund identifier.
o	Share class.
o	Market NAV (rounded to four (4) decimal places).
o	Daily liquid assets.
o	Weekly liquid assets.
o	Shareholder inflows and outflows.
●	Assist with the preparation and filing with the SEC of Form N-CR as requested by the Fund or Adviser.
●	BNY shall, or shall cause the Vendor, to: (i) prepare, on a monthly basis, Form N-MFP, subject to BNY’s timely receipt of all necessary information related thereto that is not maintained on the BNY systems; and (ii) file Form N-MFP with the SEC, on a monthly basis; and
●	Prepare and provide an electronic file of the portfolio holdings information required by Rule 2a-7(h)(10) to the Fund or, at the Fund’s written direction, to an identified third party (the deliverables for the above money market fund services collectively referred to as, the “Money Market Fund Services Reports”).

●	BNY will prepare and provide reporting to a nationally recognized statistical rating organization (NRSRO) in a mutually agreed upon electronic format to support the applicable Fund’s credit rating.
●	Neither BNY nor the Vendor, in connection with a particular Money Market Fund Services Report, will prepare, provide or generate any reports, forms or files not specifically agreed to by BNY in advance.
●	The applicable Fund acknowledges that it shall be responsible for the retention of any Money Market Fund Services Reports in accordance with Rule 2a-7 promulgated under the 1940 Act or any other applicable rule or regulation.
●	Unless mutually agreed in writing between BNY and a Fund, solely with respect to typesetting of the Money Market Fund Services Reports, BNY will use the same layout and format for every successive reporting period for the Money Market Fund Services Reports. At the request of a Fund and upon the mutual written agreement of BNY and the Fund as to the scope of any changes and additional compensation of BNY, BNY will, or will cause the Vendor to, customize Money Market Fund Services Reports from time to time.

TAX SUPPORT SERVICES

BNY shall provide the following tax support services for each Fund:

▪	Provide various data and reports as agreed upon in the SLDs to support TRP’s tax reporting and tax filing obligations, including:
●	QDI reporting;
●	DRD reporting;
●	PFIC analysis;
●	Straddle analysis;
●	Paydown adjustments;
●	Equalization debit adjustments
●	Tax compliance under §851, §817(h);
●	Foreign bond sale analysis (§988);
●	Troubled debt analysis;
●	Estimation of income for excise tax purposes;
●	Swap analysis;
●	Inflation adjustments;
●	§1256 adjustments;
●	Market discount analysis;
●	OID adjustments;
●	CPDI analysis;
●	Shareholder tax reporting information (e.g., FTC, UGG income, foreign source income by country, exempt income by state);
▪	Provide data, and reports based on such data, maintained by BNY on its fund accounting platform as reasonably requested by TRP to support TRP’s obligations to comply with requests from tax authorities and TRP’s tax reporting and tax filing obligations.
▪	Assist with other tax-related data needs as mutually agreed upon in writing from time-to-time.

BNY shall provide the following tax support services solely to the Funds indicated in Amended Exhibit A:

▪	Wash Sales
●	Provide various data and reports as agreed upon in the SLDs to support TRP’s tax reporting and tax filing obligations.
▪	Tax Efficiency Services
●	Provide tax efficient automated tax lot relief functionality within the BNY accounting system that incorporates wash sale activity and applies the tax lot relief methodology as instructed by TRP and/or the applicable Fund for optimization. [2]

Tax Efficiency Services are provided to the applicable Fund(s) solely in accordance with the methodology developed by such Fund or its designee and such methodology is furnished to BNY in an Instruction. The provision of Tax Efficiency Services shall not be construed as BNY providing investment or tax advice.

FUND ADMINISTRATION SERVICES

BNY shall provide the following fund administration services for each Fund, Series and class:

▪	Calculate Fund approved income and per share amounts required for periodic distributions to be made by the applicable Fund, Series or class;

▪	Coordinate a Fund’s annual audit and respond timely and completely to related requests;

▪	Cooperate with each Fund’s independent auditors;

▪	Establish expense accruals and compute expense ratios, maintain expense files and coordinate the payment of Fund approved invoices;

▪	Supply various normal and customary portfolio and Fund statistical data as requested on an ongoing basis;

▪	If the chief executive officer or chief financial officer of a Fund is required to provide a certification as part of the Fund’s Form N-CSR filing pursuant to regulations promulgated by the SEC under Section 302 of the Sarbanes-Oxley Act of 2002 or as part of such other SEC filing as agreed between BNY and the Fund, provide a sub-certification in support of certain matters set forth in the aforementioned certification. Such sub-certification is to be in such form and relating to such matters as reasonably agreed to by BNY in advance. BNY shall be required to provide the sub-certification only during the term of this Agreement with respect to the applicable Fund or Series and only if it receives such cooperation as it may request to perform its investigations with respect to the sub-certification. For clarity, the sub-certification is not itself a certification under the Sarbanes-Oxley Act of 2002 or under any other law, rule or regulation; and

2 Requires “Wash Sales” as described herein.

BNY shall provide the following fund administration services to the Funds to support TRP’s fund administration obligations to the Funds:

▪	With respect to such IRS-related testing as agreed between TRP and BNY in writing from time to time, monitor a Fund’s compliance, on a post-trade basis, with such tests, provided that BNY maintains in the normal course of its business the data necessary to perform such testing. For clarity, BNY shall be liable for Liabilities sustained or incurred in connection with the aforementioned service as provided in the Agreement. Note, this service is provided on a Fund-by-Fund basis. For the avoidance of doubt, BNY shall not be responsible for any action or inaction with respect to a Fund in connection with the aforementioned service prior to being instructed by TRP to commence and invoice such service with respect to such Fund.

REGULATORY ADMINISTRATION SERVICES

BNY shall provide the following regulatory administration services for each Fund and Series:

▪	Assist the Fund in responding to SEC examination requests by providing requested documents in the possession of BNY that are on the SEC examination request list and by making employees responsible for providing services available to regulatory authorities having jurisdiction over the performance of such services as may be required or reasonably requested by such regulatory authorities;

▪	Assist with and/or coordinate such other filings, notices and regulatory matters and other due diligence requests or requests for proposal on such terms and conditions as BNY and the applicable Fund on behalf of itself and its Series may mutually agree upon in writing from time to time; and

▪	38a-1 Compliance Support Services:
●	Provide compliance policies and procedures related to services provided by BNY and, if mutually agreed, certain of the BNY Affiliates; summary procedures thereof; and periodic certification letters.
●	Such Compliance Support Services are administrative in nature and do not constitute, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of a Fund or any other person, and such services are subject to review and approval by the applicable Fund and by the Fund’s legal counsel.
●	Provide access to Fund records so as to permit the Fund or TRP to test the performance of BNY in providing the services under this Agreement.
●	Such Compliance Support Services performed by BNY under this Agreement shall be at the request and direction of the Fund and/or its chief compliance officer (the “Fund’s CCO”), as applicable. BNY disclaims liability to the Fund, and the Fund is solely responsible, for the selection, qualifications and performance of the Fund’s CCO and the adequacy and effectiveness of the Fund’s compliance program.

EXECUTION

AMENDMENT NO. 40
TO
Fund Accounting Agreement

This Amendment No. 40 (this “Amendment”) dated August 3, 2026 by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 240 Greenwich Street, New York, New York 10286 (“BNY Mellon”).

WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

(a)         DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

(b)         AMENDED EXHIBIT A

The Fund Accounting Agreement is hereby amended by replacing Exhibit A, in its entirety, with the amended Exhibit A, attached hereto as Attachment A.

EXECUTION

(c)          EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling with respect to the subject matter of this Amendment. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

(d)          GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

(e)          COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

[remainder of the page intentionally left blank]

EXECUTION

IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the date above by its duly authorized representative.

THE BANK OF NEW YORK MELLON

By:

Name:

Title:

t. rowe price associates, inc.

By:	/s/ David Oestreicher

Name: David Oestreicher
Title: Director and Vice President

On behalf of each Fund listed on Exhibit A to the Fund Accounting Agreement

By:	/s/ David Oestreicher

Name: David Oestreicher
Title: Director, Principal Executive Officer, and President

EXHIBIT A

Registered Fund Entity Name	Reference ID	Fund Code	Entity Type
40 Act Registered Funds
T. Rowe Price All-Cap Opportunities Fund, Inc.*	NAG	7018	Mutual Fund - Parent
T. Rowe Price Balanced Fund, Inc.	BAL	7047	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.*	BCG	70A6	Mutual Fund - Parent
T. Rowe Price Capital Appreciation Fund, Inc.			Mutual Fund - Parent
T. Rowe Price Capital Appreciation	CAF	7025	Mutual Fund - Series
T. Rowe Price Capital Appreciation and	CAFI	70QS	Mutual Fund - Series
T. Rowe Price Communications & Technology	MTF	70A9	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	70E6	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	70E9	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund,	DMG	70Q7	Mutual Fund - Parent
T. Rowe Price Dividend Growth Fund, Inc.*	DGF	7081	Mutual Fund - Parent
T. Rowe Price Equity Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Hedged Equity Fund	HEF	70QB	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap	LCC	70N7	Mutual Fund - Series
T. Rowe Price Large-Cap Growth Fund	LCG	70K2	Mutual Fund - Series
T. Rowe Price Large-Cap Value Fund	LCV	70H6	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap	MCE	70F5	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap	SCI	70H5	Mutual Fund - Series
T. Rowe Price Equity Income Fund, Inc.	EIF	7019	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.			Mutual Fund - Parent

T. Rowe Price All-Cap Opportunities	NAP	70D2	Mutual Fund - Series
T. Rowe Price Blue Chip Growth	BCP	70J6	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	70D1	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	705	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	70F9	Mutual Fund - Series
T. Rowe Price Moderate Allocation	PSP	70E0	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.*	FSF	70F7	Mutual Fund - Parent
T. Rowe Price Fixed Income Series, Inc.			Mutual Fund - Parent
T. Rowe Price Limited-Term Bond Portfolio	LTP	7004	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	70BE	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	70DX	Mutual Fund - Parent
T. Rowe Price Global Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	70V0	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund*	IEM	70N6	Mutual Fund - Series
T. Rowe Price Global Value Equity Fund*	IGV	70DF	Mutual Fund - Series
T. Rowe Price Institutional Disciplined Equity Fund*	ICE	70AQ	Mutual Fund - Series
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	70AF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc .*	GRE	70AD	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc .*	GTF	7012	Mutual Fund - Parent
T. Rowe Price GNMA Fund, Inc.	GMA	7020	Mutual Fund - Parent
T. Rowe Price Government Money Fund, Inc.	PRF	7005	Mutual Fund - Parent
T. Rowe Price Growth Stock Fund, Inc .*	GSF	7004	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	70F1	Mutual Fund - Parent

T. Rowe Price High Yield Fund, Inc.	HYF	7016	Mutual Fund - Parent
T. Rowe Price U.S. High Yield Fund	UHY	70KA	Mutual Fund - Series
T. Rowe Price Index Trust, Inc.			Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	7041	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	70G8	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund*	MCX	70HE	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund*	SCX	70HF	Mutual Fund - Series
T. Rowe Price U.S. Limited Duration TIPS Index Fund	LOX	70NZ	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund*	TMX	70G9	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	70N5	Mutual Fund - Parent
T. Rowe Price Institutional Income Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Institutional Floating Rate Fund	IFR	70W0	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	70J2	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	70OW	Mutual Fund - Series
T. Rowe Price Integrated Equity Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Integrated Global Equity Fund	QGE	70HM	Mutual Fund - Series
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund	DSG	70G4	Mutual Fund - Series
T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund	QSM	70HL	Mutual Fund - Series
T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund	QMV	70HJ	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	70FM	Mutual Fund- Parent
T. Rowe Price International Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund’	AME	70V6	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	70FB	Mutual Fund - Series

T. Rowe Price China Evolution Equity Fund	CEE	70LY	Mutual Fund - Series
T. Rowe Price Dynamic Credit Fund	DCF	70LD	Mutual Fund - Series
T. Rowe Price Dynamic Global Bond Fund	GUN	70GB	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	7011	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	70F3	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	70DB	Mutual Fund - Series
T. Rowe Price Emerging Markets Discovery Stock Fund	EMV	70FY	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	FMI	70BA	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	70F4	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	7040	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	70HQ	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GIF	70AE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	70GD	Mutual Fund - Series
T. Rowe Price Global Impact Equity Fund	GPF	70PR	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	70E7	Mutual Fund - Series
T. Rowe Price Global Stock Fund*	GLS	70E2	Mutual Eund - Series
T. Rowe Price International Bond Fund	IBF	7022	Mutual Fund - Series
T. Rowe Price International Bond Fund (USO Hedged)	IBH	70JB	Mutual Fund - Series
T. Rowe Price International Disciplined Equity Fund*	ICN	70FN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	7033	Mutual Fund - Series
T. Rowe Price International Stock Fund*	ISF	7007	Mutual Fund - Series
T. Rowe Price International Value Equity Fund’	IGI	70H1	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	7000	Mutual Fund - Series

T. Rowe Price Latin America Fund*	LAM	70C5	Mutual Fund - Series
T. Rowe Price New Asia Fund*	NAS	7045	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund’	OSF	70V1	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.			Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	70J3	Mutual Fund - Series
T. Rowe Price International Series, Inc.			Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	70C9	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	70U8	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc .*	MCG	7057	Mutual Fund- Parent
T. Rowe Price Mid-Cap Value Fund, Inc .*	MCV	70F3	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.			Mutual Fund - Parent
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	70OA	Mutual Fund - Series
T. Rowe Price Multi-Strategy Total Return Fund, Inc.*	MSR	70JD	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	7002	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.”	NHF	7001	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	7003	Mutual Fund - Parent
T. Rowe Price QM U.S. Bond Index Fund, Inc.	UBX	70J1	Mutual Fund - Parent
T. Rowe Price Real Assets Fund, Inc .*	RAF	70AP	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc .*	REF	70G7	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Government Reserve Fund	RES	70G5	Mutual Fund - Series
T. Rowe Price Transition Fund	TNF	70PQ	Mutual Fund - Series
T. Rowe Price Treasury Reserve Fund	GRS	70G6	Mutual Fund - Series

T. Rowe Price Science & Technology Fund, Inc .*	STF	7030	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	7013	Mutual Fund - Parent
T. Rowe Price Short Duration Income Fund	SDI	70NP	Mutual Fund - Series
T. Rowe Price Ultra Short-Term Bond Fund	$BF	70DH	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc .*	SCS	7031	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc .*	SCV	7032	Mutual Fund - Parent
T. Rowe Price Spectrum Funds 11, Inc.			Mutual Fund - Parent
T. Rowe Price Spectrum Conservative Allocation Fund	PSI	70D6	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Allocation Fund	PSB	70D7	Mutual Fund - Series
T. Rowe Price Spectrum Moderate Growth Allocation Fund*	PSG	70D8	Mutual Fund - Series
T. Rowe Price State Tax-Free Funds, Inc.			Mutual Fund - Parent
T. Rowe Price California Tax-Free Bond Fund	CAB	7026	Mutual Fund - Series
T. Rowe Price Georgia Tax-Free Bond Fund	GAB	7093	Mutual Fund - Series
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	MD$	7079	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Bond Fund	MDB	7029	Mutual Fund - Series
T. Rowe Price Maryland Tax-Free Money Fund	MDM	70K0	Mutual Fund - Series
T. Rowe Price New Jersey Tax-Free Bond Fund	NJB	7048	Mutual Fund - Series
T. Rowe Price New York Tax-Free Bond Fund	NYB	7023	Mutual Fund - Series
T. Rowe Price Virginia Tax-Free Bond Fund	VAB	7049	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Cash Reserves Fund	SCR	7085	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	7089	Mutual Fund - Series

T. Rowe Price Summit Municipal Intermediate Fund	SMT	7088	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund*	TMC	70J4	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	7008	Mutual Fund - Parent
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	7017	Mutual Fund- Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	7006	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	7012	Mutual Fund - Parent
T. Rowe Price Total Return Fund, Inc.	TTF	70HL	Mutual Fund - Parent
T. Rowe Price U.S. Equity Research Fund, Inc .*	COF	70E1	Mutual Fund - Parent
T. Rowe Price U.S. Large-Cap Core Fund, Inc .*	LCF	70AH	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.			Mutual Fund - Parent
T. Rowe Price U.S. Treasury Intermediate Index Fund	USI	7036	Mutual Fund - Series
T. Rowe Price U.S. Treasury Long-Term Index Fund	USL	7037	Mutual Fund - Series
T. Rowe Price U.S. Treasury Money Fund	UST	7009	Mutual Fund - Series
T. Rowe Price Value Fund, Inc .*	VAL	7009	Mutual Fund - Parent
T. Rowe Price Goldman Sachs Private Markets	GSN	70WZ	Mutual Fund - Parent
40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.			Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund’	RPJ	70Q8	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund*	RPA	70K4	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund*	RPG	70Q9	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund*	RP8	70K5	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund*	RPH	70R0	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund*	RPC	70K6	Mutual Fund - Series

T. Rowe Price Retirement 2035 Fund*	RPI	70R1	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund*	RPO	70K7	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund*	RPK	70R9	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund*	RPL	70V2	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund*	RPM	70V3	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund*	RPN	70FH	Mutual Fund - Series
T. Rowe Price Retirement 2065 Fund	RPO	70NR	Mutual Fund - Series
T. Rowe Price Retirement 2070 Fund*	RPP	7ZAG	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund*	RPE	70K9	Mutual Fund - Series
T. Rowe Price Retirement Blend 2005 Fund*	RFA	70PA	Mutual Fund - Series
T. Rowe Price Retirement Blend 2010 Fund*	RFB	70PB	Mutual Fund - Series
T. Rowe Price Retirement Blend 2015 Fund*	RFC	70PD	Mutual Fund - Series
T. Rowe Price Retirement Blend 2020 Fund*	RFD	70PE	Mutual Fund - Series
T. Rowe Price Retirement Blend 2025 Fund*	RFE	70PF	Mutual Fund - Series
T. Rowe Price Retirement Blend 2030 Fund*	RFF	70PG	Mutual Fund - Series
T. Rowe Price Retirement Blend 2035 Fund*	RFG	70PH	Mutual Fund - Series
T. Rowe Price Retirement Blend 2040 Fund*	RFH	70PI	Mutual Fund - Series
T. Rowe Price Retirement Blend 2045 Fund*	RFJ	70PJ	Mutual Fund - Series
T. Rowe Price Retirement Blend 2050 Fund*	RFK	70PL	Mutual Fund - Series
T. Rowe Price Retirement Blend 2055 Fund*	RFM	10PM	Mutual Fund - Series
T. Rowe Price Retirement Blend 2060 Fund*	RFN	70PN	Mutual Fund - Series
T. Rowe Price Retirement Blend 2065 Fund*	RFO	70PO	Mutual Fund - Series
T. Rowe Price Retirement Blend 2070 Fund*	RFQ	7ZAH	Mutual Fund - Series

T. Rowe Price Retirement Income 2020 Fund*	RIB	70HZ	Mutual Fund - Series
T. Rowe Price Retirement Income 2025 Fund*	RIC	70RB	Mutual Fund - Series
T. Rowe Price Target 2005 Fund*	TRA	70EA	Mutual Fund - Series
T. Rowe Price Target 2010 Fund	TRB	70EB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	70ED	Mutual Fund - Series
T. Rowe Price Target 2020 Fund*	TRD	70EF	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	70EG	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	70EH	Mutual Fund - Series
T. Rowe Price Target 2035 Fund*	TRH	70EI	Mutual Fund - Series
T. Rowe Price Target 2040 Fund*	TRJ	70EJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund*	TRL	70EL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund*	TRM	70EM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund*	TRN	70EN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund*	TRO	7OF	Mutual Fund - Series
T. Rowe Price Target 2065 Fund	TRQ	70NU	Mutual Fund - Series
T. Rowe Price Target 2070 Fund*	TRR	7ZAI	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.			Mutual Fund - Parent
T. Rowe Price Spectrum Diversified Equity Fund*	SPG	7043	Mutual Fund - Series
T. Rowe Price Spectrum Income Fund	SPI	7044	Mutual Fund - Series
T. Rowe Price Spectrum International Equity Fund*	SPF	70G1	Mutual Fund - Series
’40 Act Interval Fund
T. Rowe Price Goldman Sachs All Equity Access Fund*	AEA	70AO	Interval Fund
T. Rowe Price Goldman Sachs Private Markets Fund*	GAN	70WZ	Interval Fund

* Indicates the applicable Fund is receiving both Wash Sales and Tax Efficiency Services.